Exhibit 10.7

CLIFFORD CHANCE	CLIFFORD CHANCE PTE LTD
EXECUTION VERSION

KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
as Manager of
PRIME US REIT
KBS ASIA PARTNERS PTE. LTD.
as the Sponsor
KBS REIT PROPERTIES III, LLC
as the Unit Lender
KBS REALTY ADVISORS LLC
as the Guarantor
PBREN INVESTMENTS L.P.
as the Guarantor
DBS BANK LTD.
as the Sole Financial Adviser and Issue Manager, Joint Global Coordinator,
Joint Bookrunner and Underwriter
CHINA INTERNATIONAL CAPITAL CORPORATION (SINGAPORE) PTE. LIMITED
as the Joint Bookrunner and Underwriter
CREDIT SUISSE (SINGAPORE) LIMITED
as the Joint Bookrunner and Underwriter
and
OVERSEA-CHINESE BANKING CORPORATION LIMITED
as the Joint Bookrunner and Underwriter

______________________________________________
PLACEMENT AGREEMENT
relating to
initial public offering of units in PRIME US REIT
______________________________________________

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THIS AGREEMENT is made on 15 July 2019
BETWEEN:

(1)
KBS US PRIME PROPERTY MANAGEMENT PTE. LTD. (Company Registration Number: 201825461R), a company incorporated under the laws of Singapore, whose principal place of business is situated at 1 Raffles Place, #40-01 One Raffles Place, Singapore 048616, in its capacity as manager of Prime US REIT (the "Manager");

(2)
KBS ASIA PARTNERS PTE. LTD. (Company Registration Number: 201813452D), a company incorporated under the laws of Singapore, whose registered office is at 9 Raffles Place, #26-01 Republic Plaza, Singapore 048619 (the "Sponsor");

(3)
KBS REALTY ADVISORS LLC, a limited liability company organised under the laws of the State of Delaware, whose registered office is at Registered Agent Solutions, Inc., 9 E Loockerman Street, Suite 311 Dover, DE, Kent County 19901, USA ("KBS RA" or the "US Asset Manager");

(4)
PBREN INVESTMENTS, L.P., a limited partnership organised under the laws of the State of Delaware, whose registered office is at Registered Agent Solutions, Inc., 9 E Loockerman Street, Suite 311 Dover, DE, Kent County 19901, USA;

(5)
SCHREIBER REAL ESTATE INVESTMENTS L.P., a limited partnership organised under the laws of the State of Delaware, whose registered office is at Registered Agent Solutions, Inc., 9 E Loockerman Street, Suite 311 Dover, DE, Kent County 19901, USA (together with KBS RA and PBren Investments, L.P., the "Guarantors", and each a "Guarantor");

(6)
KBS REIT PROPERTIES III, LLC, a limited liability company organised under the laws of the State of Delaware, whose registered office is at Registered Agent Solutions, Inc., 9 E Loockerman Street, Suite 311 Dover, DE, Kent County 19901, USA (the "Unit Lender");

(7)
DBS BANK LTD. (Company Registration Number: 196800306E), a company incorporated under the laws of Singapore, whose registered office is at 12 Marina Boulevard, Marina Bay Financial Centre Tower 3, Singapore 018982 ("DBS");

(8)
MERRILL LYNCH (SINGAPORE) PTE. LTD. (Company Registration Number: 198602883D), a company incorporated under the laws of Singapore, whose registered office is at 50 Collyer Quay #14-01, OUE Bayfront, Singapore 049321 ("BAML", and together with DBS, the "Joint Global Coordinators");

(9)
CHINA INTERNATIONAL CAPITAL CORPORATION (SINGAPORE) PTE. LIMITED (Company Registration Number: 200814424W), a company incorporated under the laws of Singapore, whose registered office is at 6 Battery Road #33-01, Singapore 049909 ("CICC");

(10)
CREDIT SUISSE (SINGAPORE) LIMITED (Company Registration Number: 197702363D), a company incorporated under the laws of Singapore, whose registered office is at One Raffles Link #03/#04-01, South Lobby Singapore 039393 ("CS");

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(11)
MAYBANK KIM ENG SECURITIES PTE. LTD. (Company Registration Number: 197201256N), a company incorporated under the laws of Singapore, whose registered office is at 50 North Canal Road #03-01, Singapore 059304 ("Maybank"); and

(12)
OVERSEA-CHINESE BANKING CORPORATION LIMITED (Company Registration Number: 193200032W), a company incorporated under the laws of Singapore, whose registered office is at 63 Chulia Street #10-00, Singapore 049514 ("OCBC").

(the Joint Global Coordinators, together with CICC, CS, Maybank and OCBC, collectively the "Joint Bookrunners and Underwriters").
WHEREAS:

(A)
The Manager is the manager of Prime US REIT, a trust constituted pursuant to a trust deed dated 7 September 2018, as amended (the "Trust Deed"), made between the Manager and DBS Trustee Limited, as trustee of Prime US REIT (the "Trustee"), and authorised as a collective investment scheme under Section 286 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA").

(B)
The Manager has the exclusive right to effect, for the account of Prime US REIT, the issue of Units (as defined below) and the Manager proposes to effect, for the account of Prime US REIT, the issue to the Joint Bookrunners and Underwriters or such parties as they may direct, of 335,203,200 Units. The Manager proposes to undertake the Offering (as defined below) in respect of the offering of Units as follows:

(i)	an international placement of 294,294,200 Units to investors, including institutional and other investors in Singapore (the "Placement Tranche"); and

(ii)	an offering of 40,909,000 Units to the public in Singapore (the "Public Offer").

(C)
In connection with the Offering, the Joint Bookrunners have been granted an over-allotment option (the "Over-Allotment Option") by the Unit Lender, exercisable by Merrill Lynch (Singapore) Pte. Ltd. (the "Stabilising Manager") (or any of its Affiliates (as defined below) or any persons acting on behalf of the Stabilising Manager) in consultation with the Joint Global Coordinators, in full or in part, on one or more occasions, to acquire from the Unit Lender, up to an aggregate of 22,727,000 Units at the Offering Price, representing not more than 6.8% of the total number of Units in the Offering solely to cover the over-allotment of Units (if any) made in connection with the Offering. The Over-Allotment Option is exercisable from the Listing Date but no later than the earliest of: (i) the date falling 30 days from the Listing Date and (ii) the date when the Stabilising Manager (or any persons acting on behalf of the Stabilising Manager) has bought, on the SGX-ST, an aggregate of 22,727,000 Units (representing not more than 6.8% of the total number of Units in the Offering) to undertake stabilising actions, to acquire from the Unit Lender up to an aggregate of 22,727,000 Units (representing not more than 6.8% of the total number of Units in the Offering), at the Offering Price.

(D)
In connection with the Over-Allotment Option, the Stabilising Manager and the Unit Lender have entered into a unit lending agreement dated 15 July 2019 (the "Unit Lending Agreement") pursuant to which the Stabilising Manager (or any of its

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Affiliates) may borrow from the Unit Lender an aggregate of 22,727,000 Units (the "Over-Allotment Units") for the purpose of facilitating settlement of the over-allotment of Units (if any) in connection with the Offering.

(E)
Concurrently with, but separate from the Offering, each of the Cornerstone Investors (as defined herein) has entered into a separate subscription agreement (collectively, the "Cornerstone Subscription Agreements") to subscribe for an aggregate of 360,251,800 Units (the "Cornerstone Units") at the Offering Price, conditional upon the Singapore Offer Agreement and the Placement Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.

(F)
Concurrently with, but separate from the Offering, KBS REIT Properties III, LLC, ("KBS REIT Properties III") which is an indirect wholly-owned subsidiary of KBS Real Estate Investment Trust III, Inc., has entered into a subscription agreement dated 27 June 2019, which was amended and supplemented by a side letter dated 15 July 2019 (the "KBS Subscription Agreement") to subscribe for an aggregate of 228,408,999 Units (the "KBS Units") at the Offering Price, conditional upon the Singapore Offer Agreement and the Placement Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.

(G)
The Units will be offered and sold without being registered under the Securities Act (as defined below), in reliance upon an exemption from the registration requirements of the Securities Act. Accordingly, the Units will be offered and sold only outside the United States in an offshore transaction in reliance on Regulation S (as defined below) of the Securities Act, provided that the Units offered and sold to KBS REIT Properties III and the US Trusts (including any Units offered and sold to them as part of the Placement Tranche) will be offered and sold pursuant to Section 4(a)(2) of the Securities Act.

(H)
In connection with the offering and sale of Units pursuant to the Public Offer (as defined above) and the Placement Tranche, the Manager has prepared a preliminary prospectus dated 28 June 2019 (as further amended or supplemented at the date hereof, including any and all appendices and exhibits thereto, the "Preliminary Prospectus"), and a final prospectus dated 8 July 2019 (including the Application Forms (as defined below) to be issued therewith, any and all appendices and exhibits thereto, the "Prospectus"). The Preliminary Prospectus has been lodged with the MAS (as defined herein) on 28 June 2019, and the Prospectus was registered by the MAS on 8 July 2019.

(I)
A conditional letter of eligibility has been issued by Singapore Exchange Securities Trading Limited (the "SGX-ST") on 11 February 2019, the validity of which was extended by a letter from the SGX-ST dated 7 May 2019 (the "ETL Letter") for the listing and quotation of the Units on the Main Board of the SGX-ST and the admission of the Units to the Official List of the SGX-ST (the "Listing") and the Units to be issued to the Manager in full or part payment of the Manager's fees.

(J)	The Manager wishes to appoint DBS Bank Ltd. as receiving bank in connection with the Offering on the terms and conditions set out in this Agreement.

(K)
In consideration of the entry by the Joint Bookrunners and Underwriters into this Agreement, the sufficiency of which is acknowledged, each of the Guarantors agrees to irrevocably and unconditionally guarantee to each of the Joint Bookrunners and

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Underwriters as principal obliger, the due and punctual performance and observance by the Sponsor of all of its obligations under this Agreement.
IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions
In this Agreement (including the Recitals and Schedules), unless the context otherwise requires, the following terms shall have the following respective meanings:
"101 South Hanley" means the properties and improvements located at 101 South Hanley, St. Louis, Missouri, as further described in the Preliminary Prospectus and Prospectus.
"171 17th Street" means the properties and improvements located at 171 17th Street, Atlanta, Georgia, as further described in the Preliminary Prospectus and Prospectus.
"222 Main" means the properties and improvements located at 222 South Main Street, Salt Lake City, Utah, as further described in the Preliminary Prospectus and Prospectus.
"Acquisitions" means the acquisitions of the Properties by the Property-Tier US LLCs from the Vendors pursuant to the Portfolio Purchase and Sale Agreement.
"Adviser" means any accountant, valuer, property consultant, market consultant, market research consultant, legal adviser, tax advisers or other professional adviser acting in connection with Prime US REIT, the Properties, or the Offering.
"Affiliate" has the meaning specified in Rule 501(b) of Regulation D under the Securities Act.
"AIFMD" means the Alternative Investment Fund Managers Directive 2011/61/EU of the European Union;
"Application" means application for Offering Units pursuant to the Offering.
"Application Forms" means the printed application forms to be used for the purpose of the Offering and which form part of the Prospectus.
"BAML" means Merrill Lynch (Singapore) Pte. Ltd.
"Business Day" means any day other than a Saturday, a Sunday or a legal or gazetted holiday or a day on which the SGX-ST is, or banking institutions or trust companies are, authorised or obligated by law to close in Singapore.
"CDP" means The Central Depository (Pte) Limited.
"CICC" means China International Capital Corporation (Singapore) Pte. Limited.
"CIS Regulations" means the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005.

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"Claims" has the meaning given in Clause 9.1.
"Closing Date" shall mean the First Closing Date and/or any Option Closing Date.
"CMS Licence" means the capital markets services licence for real estate investment trust management dated 4 July 2019, issued by the MAS to the Manager.
"Code" means the Code on Collective Investment Schemes issued by the MAS, as amended from time to time.
"Commission" means the United States Securities and Exchange Commission.
"Companies Act" means the Companies Act, Chapter 50 of Singapore, and includes any subsidiary legislation promulgated with respect thereto.
"Completion Date" means the date on which the Acquisitions are completed, which is expected to be on the Listing Date (or such other date as may be agreed by the parties).
"Cornerstone Investors" means AT Investments Limited, KCIH, Times Properties Private Limited, the US Trusts, Credit Suisse AG, Singapore Branch and Credit Suisse AG, Hong Kong Branch (on behalf of certain of their private banking clients), DBS Bank Ltd. (on behalf of certain wealth management clients), DBS Bank Ltd. and Hiap Hoe Investment Pte. Ltd..
"Cornerstone Subscription Agreements" has the meaning given in Recital (E).
"Cornerstone Units" has the meaning given in Recital (E).
"CrossPoint" means the properties and improvements located at 550 E Swedesford Road in Philadelphia, Pennsylvania, as further described in the Preliminary Prospectus and Prospectus.
"CS" means Credit Suisse (Singapore) Limited.
"Date of Registration" means the date of registration of the Prospectus by the MAS.
"DBS" means DBS Bank Ltd.
"Depository" has the meaning given in Section 81SF of the SFA.
"Depository Register" has the meaning given in Section 81SF of the SFA.
"Depository Services Terms and Conditions" means the CDP's depository services terms and conditions in relation to the deposit of the Units in CDP.
"Document" means any indenture, contract, lease mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation condition, covenant or instrument.
"Encumbrances" means any and all claims, charges, mortgages, liens, encumbrances, restrictions, covenants, restrictive covenants, liabilities (including contingent liabilities), assignments of receivables, debentures, pledges, options (of any kind or nature),

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equities, powers of sale, hypothecations, voting trusts, agreements concerning or relating to voting, proxies, retention of title, transfer restrictions, right to acquire, right of pre-emption, right of first refusal, right of first offer, drag-along rights, tag-along rights, or other third party right or security interest of any kind or an agreement, understanding, arrangement or obligation to create any of the foregoing.
"Environment" means:

(a)	land, including, without limitation, surface land, sub-surface strata, sea bed and river bed under water (as defined in paragraph (b)) and natural and man-made structures;

(b)	water, including, without limitation, coastal and inland waters, surface waters, ground waters and water in drains and sewers; and

(c)	air, including, without limitation, air inside buildings and other natural and man- made structures above or below ground.
"Environmental Law" means applicable law (whether civil, criminal or administrative), common law, statute, subordinate legislation, treaty, regulation, directive, decision, by law, circular, code, order, notice, demand, decree, injunction, resolution, judgment or resolution of a government, quasi-government, supranational, federal, state or local government, statutory, administrative or regulatory body, court, agency or association in any part of the world with regard to the pollution or protection of the Environment, harm to or the protection of the health of humans, animals or plants including, without limitation, laws relating to:

(a)	public and worker's health and safety;

(b)	noise, vibration or radiation;

(c)
the release or discharge of industrial, radioactive, dangerous, toxic or hazardous substances, waste (whether in solid, semi-solid or liquid form or in the form of a gas or vapour) and genetically modified organisms into the Environment; or

(d)	the generation, manufacture, processing, use, treatment, storage, distribution, disposal, transport or handling of any of the substances, waste and organisms referred to in paragraph (c).
"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
"Execution Time" means the date and time that this Agreement is executed and delivered by the last party executing and delivering this Agreement.
"Experts" means Allen & Gledhill LLP, as the independent Singapore tax adviser, DLA Piper LLP (US), as independent U.S. tax adviser, Cushman & Wakefield of Illinois, Inc. and JLL Valuation & Advisory Services, LLC, as the independent valuers of the Properties, and Cushman & Wakefield of Illinois, Inc., as the independent market research consultant.

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"Facilities" means the debt facilities which Prime US REIT will have in place as at the Listing Date amounting to an aggregate of US$485.0 million as described in the Prospectus.
"First Closing Date" shall mean, subject to Clause 7.1.2, 19 July 2019.
"Forward-Looking Statement" includes:

(a)
a statement containing a projection of revenues, income (including income loss), earnings (including earnings loss) per unit, capital expenditures, distributions, capital structure, or other financial items, in each case, of Prime US REIT, the Trust Group Entities or the Properties;

(b)	a statement of the plans and objectives of management for future operations, including plans or objectives relating to the business of Prime US REIT, the Trust Group Entities or the Properties;

(c)
a statement of future economic performance of Prime US REIT, the Trust Group Entities or the Properties, including any such statement contained in a discussion and analysis of financial condition by the management or in the results of operations; or

(d)	any statement of the assumptions underlying or relating to any statement described in paragraphs (a), (b) or (c).
"Guarantors" means KBS RA, PBren Investments, L.P. and Schreiber Real Estate Investments L.P. and "Guarantor" shall mean any one of them.
"GST" means the goods and services tax levied under the Goods and Services Tax Act, Chapter 117A of Singapore.
"Indemnified Person" shall have the meaning specified in 9.1.
"Initial Unit" means the one Unit held by the Manager as at the date of this Agreement.
"IRAS" means Inland Revenue Authority of Singapore.
"IRS" means Internal Revenue Service of the U.S.
"Joint Bookrunners and Underwriters" means DBS, BAML, CICC, CS, Maybank and OCBC and "Joint Bookrunner and Underwriter" means any one of them.
"KBS Group" means KAP, KBS REIT Properties III, KBS Real Estate Investment Trust III, Inc., KBS RA and each of their subsidiaries, including funds and real estate investment trusts managed by them.
"KBS LP III" means KBS Limited Partnership III.
"KBS Management Agreement" means the outsourcing agreement to be entered into prior to the Listing Date between the Manager, the Manager US Sub, the US Asset Manager, the Parent US REIT, and the Property Tier U.S. LLCs.

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"KBS RA" means KBS Realty Advisors, LLC.
"KBS REIT HOLDINGS III" means KBS REIT Holdings III LLC.
"KBS REIT III" means KBS Real Estate Investment Trust III, Inc.
"KBS REIT PROPERTIES III" means KBS REIT Properties III, LLC, an indirect wholly-owned subsidiary of KBS REIT III.
"KBS Subscription Agreement" has the meaning given in Recital (F).
"KBS Units" has the meaning given in Recital (F).
"KCIH" means Keppel Capital Investment Holdings Pte. Ltd..
"KCIH Cornerstone Subscription Agreement" means the subscription agreement entered into by KCIH to subscribe for the KCIH Units at the Offering Price, conditional upon this Agreement and the Placement Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.
"KCIH Units" means an aggregate of 62,500,000 Units which KCIH has agreed to subscribe for at the Offering Price, conditional upon this Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.
"Leasing Agents" means the leasing agents of each Property appointed pursuant to the respective Leasing Services Agreement.
"Leasing Services Agreements" means the following leasing services agreements:

(a)
in relation to Tower I at Emeryville, a leasing services agreement will be entered into between Cushman & Wakefield of California, Inc., a California corporation, and Prime US-Tower at Emeryville, LLC, a Delaware limited liability company;

(b)	in relation to 222 Main, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-222 Main, LLC, a Delaware limited liability company;

(c)
in relation to Village Center Station I, a leasing services agreement for retail transactions will be entered into between David, Hicks & Lampert Brokerage, LLC, a Colorado limited liability company, and Prime US-Village Center Station, LLC, a Delaware limited liability company;

(d)
in relation to Village Center Station I, a leasing services agreement for office transactions will be entered into between Cushman & Wakefield of Colorado, Inc., a Colorado corporation, and Prime US-Village Center Station, LLC, a Delaware limited liability company;

(e)	in relation to Village Center Station II, there is no leasing services agreement;

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(f)	in relation to 101 South Hanley, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation and Prime US-101 South Hanley, LLC, a Delaware limited liability company;

(g)
in relation to Tower 909, a leasing services agreement will be entered into between TSC Central Region, GP, LLC, a Delaware limited liability company, dba Transwestern, and Prime US-Tower at Lake Carolyn, LLC, a Delaware limited liability company;

(h)	in relation to Promenade I, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-Promenade, LLC, a Delaware limited liability company;

(i)	in relation to Promenade II, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-Promenade, LLC, a Delaware limited liability company;

(j)
in relation to CrossPoint, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-CrossPoint at Valley Forge, LLC, a Delaware limited liability company;

(k)
in relation to One Washingtonian Center, a leasing services agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-One Washingtonian, LLC, a Delaware limited liability company;

(l)
in relation to Reston Square, a leasing services agreement will be entered into between Avison Young – Washington, D.C. LLC, a Maryland limited liability company, and Prime US-Reston Square, LLC, a Delaware limited liability company; and

(m)
in relation to 171 17th Street, a leasing services agreement will be entered into between Cushman & Wakefield U.S., Inc., a Missouri corporation, and Prime US-171 17th Street, LLC, a Delaware limited liability company.

"Listing" has the meaning given in Recital (I).
"Listing Date" means the date on which the Units are first admitted to the Official List of the SGX-ST.
"Listing Rules" means the listing rules of the SGX-ST for the time being in force.
"Lock-Up Letters" means the undertakings from each of KBS REIT III, KBS REIT Holdings III, KBS LP III and KBS REIT Properties III and the Manager substantially in the form set forth in Schedule 2.
"Lower-Tier US LLC" means Prime US-Lower Tier LLC.
"Losses" has the meaning given in Clause 9.1.
"Manager" means KBS US Prime Property Management Pte. Ltd., in its capacity as manager of Prime US REIT.
"Manager US Sub" means KBS US Prime Property Management Sub, LLC, which has elected to be taxable as a corporation for U.S. federal income purposes.

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"Marketing Materials" means:

(a)
the roadshow presentation materials (including without limitation, slides, scripts and corporate videos) for any roadshow or other investor presentations, whether in relation to the Offering or otherwise and approved by the Manager;

(b)	the script for any call centres established in connection with the offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche (if any);

(c)
the advertising and publicity materials in relation to the offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche, such as signboards, posters, press, brochures, radio or television materials;

(d)	the contents of any website set up by the Manager relating to the offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche (if any);

(e)	any press release relating to the Offering;

(f)	the product highlights sheets accompanying each of the Preliminary Prospectus and Prospectus;

(g)	all alterations or amendments, in the case of materials referred to in paragraphs (a) to (f) above, as approved by the Manager on or before the date hereof; and

(h)
any other marketing materials (including any alterations or amendments to any of the materials referred to in paragraphs (a) to (g) above) as may be, approved by the Manager after the date hereof, distributed or communicated by or on behalf of the Manager to third parties in relation to the offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche, and which for the avoidance of doubt does not include pre-deal research reports produced by the Joint Bookrunners and Underwriters.

"MAS" means the Monetary Authority of Singapore.
"MAS Waiver" means the waiver granted by the MAS as set out in the letter dated 18 October 2018 issued by the MAS.
"Material Adverse Effect" means a material adverse effect on the financial condition, prospects, earnings, business, results of operations, assets or undertakings of Prime US REIT, its subsidiaries or on the Properties, in each case taken as a whole whether or not arising in the ordinary course of business.
"Maybank" means Maybank Kim Eng Securities Pte. Ltd.
"Mid-Tier US LLC" means Prime US-Middle Tier, LLC.
"OCBC" means Oversea-Chinese Banking Corporation Limited.

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"Offering" means the offering of 335,203,200 Units by the Manager for subscription at the Offering Price under the Placement Tranche and the Public Offer, subject to the Over Allotment Option.
"Offering Price" means US$0.88 being the price for each Unit.
"Offering Proceeds" means the proceeds of the subscription for Units offered under the Placement Tranche and the Public Offer.
"Offering Units" mean the 335,203,200 Units to be offered under the Offering, comprising (a) 294,294,200 Units to be offered under the Placement Tranche and (b) 40,909,000 Units to be offered under the Public Offer, subject to the Over-Allotment Option.
"Officers' Certificate" means any certificate delivered pursuant to Clauses 7.3.1(g), 7.3.1(h), 7.4.1(d), 7.4.1(e) and 7.4.1(f) in the form of Schedule 3, Schedule 4 and Schedule 5 as applicable.
"Option Closing Date" means, in relation to any exercise of the Over-Allotment Option (whether on the first occasion or otherwise on which the Over-Allotment Option is exercised), the Closing Date designated in the notice of exercise of such option where such Closing Date is not the First Closing Date.
"One Washingtonian Center" means the properties and improvements located at 9801 Washingtonian Boulevard in Washington D.C., Maryland, as further described in the Preliminary Prospectus and Prospectus.
"Over-Allotment Option" means the option granted by the Unit Lender to the Joint Bookrunners and Underwriters as set out in Recital (C), exercisable by the Stabilising Manager pursuant to 2.3.
"Over-Allotment Units" means the aggregate of 22,727,000 Units which are the subject of the Over-Allotment Option.
"Parent US REIT" means Prime US-Sub REIT, Inc., an indirect subsidiary of Prime US REIT.
"Placement Tranche" has the meaning given to it in Recital (B).
"Placement Units" means 294,294,200 Offering Units to be issued by the Manager under the international placement of Units to investors outside the United States, including institutional and other investors in Singapore, pursuant to the Offering, and the Over-Allotment Units, and provided that any Placement Units offered or sold to KBS REIT Properties III and the US Trusts will be offered and sold pursuant to Section 4(a)(2) of the Securities Act.
"Portfolio Purchase and Sale Agreement" means the portfolio purchase and sale agreement dated 27 June 2019 executed by the Property-Tier US LLCs as purchasers, and the Vendors, in relation to the sale and purchase of the Properties.
"Preliminary Prospectus" has the meaning given to it in Recital (H).

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"Prime US REIT" means Prime US REIT, a trust constituted on 7 September 2018. Prime US REIT does not have a separate legal personality and, accordingly, in this Agreement, references to Prime US REIT shall include the Manager, in its capacity as manager of Prime US REIT, and the Trustee, in its capacity as trustee of Prime US REIT, as appropriate.
"Proforma Title Insurance Policies" means the proforma title insurance policies set out in Schedule 8.
"Projections" has the meaning given in Clause 3.1.32.
"Promenade I & II" means the properties and improvements located at 17802 and 17806 1H-10 W, San Antonio, Texas, as further described in the Preliminary Prospectus and Prospectus.
"Properties" means the following: (i) Tower I at Emeryville, (ii) 222 Main, (iii) Village Center Station I, (iv) Village Center Station II, (v) 101 South Hanley, (vi) Tower 909, (vii) Promenade I, and II, (viii) CrossPoint, (ix) One Washingtonian Center, (x) Reston Square, and (xi) 171 17th Street, and each a "Property".
"Property Funds Appendix" means the guidelines for real estate investment trusts issued by the MAS as Appendix 6 to the CIS Code.
"Property Management Agreements" means the following Property Management Agreements:

(a)
in relation to Tower I at Emeryville, a property management agreement will be entered into between Cushman & Wakefield U.S., Inc., a Missouri corporation, and Prime US-Tower at Emeryville, LLC, a Delaware limited liability company;

(b)
in relation to 222 Main, a property management agreement will be entered into between HP Utah Management LLC, a Delaware limited liability company, and Prime US-222 Main, LLC, a Delaware limited liability company;

(c)
in relation to Village Center Station I, a property management agreement will be entered into between Jones Lang LaSalle Americas, Inc., a Maryland corporation, and Prime US-Village Center Station, LLC, a Delaware limited liability company;

(d)
in relation to Village Center Station II, a property management agreement will be entered into between Shea Properties Management Company, Inc., a Delaware corporation, and Prime US-Village Center Station II, LLC, a Delaware limited liability company;

(e)
in relation to 101 South Hanley, a property management agreement will be entered into between CBRE, Inc., a Delaware corporation and Prime US-101 South Hanley, LLC, a Delaware limited liability company;

(f)	in relation to Tower 909, a property management agreement will be entered into between

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Transwestern Commercial Services Central Region, L.P., dba Transwestern, and Prime US-Tower at Lake Carolyn, LLC, a Delaware limited liability company;

(g)	in relation to Promenade I, a property management agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-Promenade, LLC, a Delaware limited liability company;

(h)	in relation to Promenade II, a property management agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-Promenade, LLC, a Delaware limited liability company;

(i)
in relation to CrossPoint, a property management agreement will be entered into between CBRE, Inc., a Delaware corporation, and Prime US-CrossPoint at Valley Forge, LLC, a Delaware limited liability company;

(j)
in relation to One Washingtonian Center, a property management agreement will be entered into between Transwestern Carey Winston, L.L.C., a Delaware limited liability company, dba Transwestern, and Prime US-One Washingtonian, LLC, a Delaware limited liability company;

(k)
in relation to Reston Square, a property management agreement will be entered into between Transwestern Carey Winston, L.L.C., a Delaware limited liability company, dba Transwestern, and Prime US-Reston Square, LLC, a Delaware limited liability company; and

(l)
in relation to 171 17th Street, a property management agreement will be entered into between Cushman & Wakefield U.S., Inc., a Missouri corporation, and Prime US-171 17th Street, LLC, a Delaware limited liability company; and

"Property Managers" means the property managers of each Property, appointed pursuant to the respective Property Management Agreement.
"Property-Tier US LLCs" means Prime US-Tower at Emeryville, LLC, Prime US-222 Main, LLC, Prime US-Village Center Station, LLC, Prime US-Village Center Station II, LLC, Prime US-101 South Hanley, LLC, Prime US-Tower at Lake Carolyn, LLC, Prime US-Promenade, LLC, Prime US-CrossPoint at Valley Forge, LLC, Prime US-One Washingtonian, LLC, Prime US-Reston Square, LLC and Prime US-171 17th Street, LLC;
"Prospectus" has the meaning given in Recital (H).
"Public Offer" has the meaning given to it in Recital (B).
"Public Offer Units" means the 40,909,000 Offering Units to be issued to the public in Singapore by the Manager pursuant to the Singapore Offer Agreement.
"Receiving Bank" means DBS Bank Ltd..
"Receiving Bank Agreement" means the receiving bank agreement dated 5 July 2019 between the Manager and the Receiving Bank.
"Regulation S" means Regulation S under the Securities Act.

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"Repayment Side Letter" means the side letter dated 15 July 2019 entered into between the Trustee, the Manager and the Joint Bookrunners and Underwriters in relation to the advancement to Prime US REIT of part of the net proceeds to be received by the Manager from the Offering on the First Closing Date for the purpose of capitalising the subsidiaries of Prime US REIT in order for the Property-Tier US LLCs to complete the Acquisitions on the Completion Date.
"Reporting Auditors" means Ernst & Young LLP.
"Reston Square" means the properties and improvements located at 11790 Sunrise Valley Drive in Washington D.C., Virginia, as further described in the Preliminary Prospectus and Prospectus.
"Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
"SFA" means the Securities and Futures Act, Chapter 289 of Singapore, and includes any subsidiary legislation promulgated with respect thereto.
"SGX-ST" has the meaning given in Recital (I).
"SGX-ST Waiver" means the waivers and rulings granted by SGX-ST in respect of, among others, Listing Rules 404(3)(a), 404(3)(c), 404(5), 407(4), 705(1), 707(1) and 707(2), as set out in the letter dated 21 August 2018 and the ETL Letter issued by SGX-ST.
"Singapore Offer Agreement" means the agreement dated 8 July 2019 entered into among the Manager, the Sponsor, the Guarantors and the Joint Bookrunners and Underwriters in connection with the Public Offer.
"Singapore Sub 1" means Prime US REIT S1 Pte. Ltd, a wholly-owned subsidiary of Prime US REIT.
"Singapore Sub 2" means Prime US REIT S2 Pte. Ltd, a wholly-owned subsidiary of Prime US REIT.
"Singapore Subsidiaries" means Singapore Sub 1 and Singapore Sub 2.
"Sponsor" means KAP.
"Stabilisation Agent Appointment Letter" means the letter of appointment by the Manager of the stabilising agent in connection with the Offering, in the form attached hereto as Schedule 6.
"Stabilisation Period" shall have the meaning specified in Clause 2.4. Stabilisation Regulations shall have the meaning specified in Clause 2.4.
"Stabilising Manager" means Merrill Lynch (Singapore) Pte. Ltd..
"Tax Rulings" means the advanced tax rulings set out in IRAS' letter dated 26 February 2019 in relation to the taxation of Prime US REIT and its holders of Units.

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"Title Insurance Exceptions" means the exceptions from coverage set out in the Proforma Title Insurance Policies.
"Title Insurance Company" means Commonwealth Land Title Insurance Company.
"Tower I at Emeryville" means the properties and improvements located at 1900 Powell Street, Emeryville, in San Francisco, California, as further described in the Preliminary Prospectus and Prospectus.
"Tower 909" means the properties and improvements located at 909 Lake Carolyn Parkway, in Dallas, Texas, as further described in the Preliminary Prospectus and Prospectus.
"Transaction Documents" means this Agreement, the Singapore Offer Agreement, the Cornerstone Subscription Agreements, the Repayment Side Letter, the Lock-Up Letters, the Depository Services Terms and Conditions, the Escrow Agreement, the Keppel Management Agreement, the KBS Management Agreement, the Property Management Agreements, the Leasing Services Agreement, the Portfolio Sale and Purchase Agreement, the Receiving Bank Agreement, the KBS Subscription Agreement, the Trust Deed and the Unit Lending Agreement.
"Trust Deed" has the meaning given in Recital (A).
"Trustee" means DBS Trustee Limited, as trustee of Prime US REIT.
"Trust Group Entities" means Singapore Sub 1, Singapore Sub 2, Parent US REIT, Upper-Tier US LLC, Mid-Tier US LLC, Lower-Tier US LLC, Prime US Properties, LLC, Prime US-Acquisition I, LLC and the Property-Tier U.S. LLCs.
"US REIT" means an entity qualified as a real estate investment trust for U.S. federal income tax purposes.
"U.S." means the United States of America.
"US Asset Manager" means KBS RA.
"US Trusts" means Linda Bren 2017 Trust and The Schreiber Trust.
"US Trusts Cornerstone Subscription Agreement" means the subscription agreement entered into by Linda Bren 2017 Trust, as amended and supplemented by a side letter dated 15 July 2019 and subscription agreement entered into by The Schreiber Trust, to subscribe for the US Trusts Units at the Offering Price, conditional upon this Agreement and the Placement Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.
"US Trusts Units" means the Units which each of the US Trusts has agreed to subscribe for at the Offering Price pursuant to the US Trusts Cornerstone Subscription Agreement, conditional upon this Agreement and the Placement Agreement having been entered into, and not having been terminated, pursuant to its terms on or prior to the Listing Date.

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"Underwritten Units" means the Offering Units and the Cornerstone Units (excluding the KCIH Units and the US Trusts Units).
"Unit" means an undivided interest in Prime US REIT as provided for in the Trust Deed.
"Unit Lender" means KBS REIT Properties III.
"Unit Lender Information" means all information in the Preliminary Prospectus and the Prospectus relating to (i) KBS REIT Properties III, (ii) the Over-Allotment Option as it relates to KBS REIT Properties III, and (iii) the Unit Lending Agreement as it relates to KBS REIT Properties III.
"Unit Lending Agreement" has the meaning given in Recital (D).
"Upper Tier US LLC" means Prime US-Upper Tier LLC, which is wholly owned by the Parent US REIT.
"US Tax Code" means the US Internal Revenue Code of 1986, as amended.
"Vendors" means the following entities:

(a)	Village Center Station II Owner, LLC;

(b)	KBSIII Tower at Lake Carolyn, LLC;

(c)	KBSIII One Washingtonian, LLC;

(d)	KBSIII 222 Main, LLC;

(e)	KBSIII 171 17thStreet, LLC;

(f)	KBSIII Reston Square, LLC;

(g)	KBSIII 101 South Hanley, LLC;

(h)	KBSIII Village Center Station, LLC;

(i)	KBSIII Promenade One, LLC;

(j)	KBSIII Promenade Two, LLC;

(k)	KBSIII CrossPoint At Valley Forge Trust, LLC; and

(l)	KBSIII Towers at Emeryville, LLC.
"Verification Notes" means the verification notes of the verification meetings of the Manager held on 16 May 2019.
"Village Center Station I" means the properties and improvements located at 6380 South Fiddlers' Green Circle, in Denver, Colorado, as further described in the Preliminary Prospectus and Prospectus.

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"Village Center Station II" means the properties and improvements located at 6360 South Fiddlers' Green Circle, in Denver, Colorado, as further described in the Preliminary Prospectus and Prospectus.

1.2	Interpretation
In this Agreement, references to:

1.1.1
A "person" refers to any individual, company, corporation, firm, partnership, joint venture, association, organisation, state or agency of a state or other entity, whether or not having separate legal personality;

1.1.2	"S$" and "Singapore dollars" denote the lawful currency for the time being of Singapore;

1.1.3	"US$" and "United States dollars" denote the lawful currency for the time being of the United States; and

1.1.4	times of day and dates are to Singapore times and dates unless otherwise stated.

1.3	Modification etc. of Statutes
References to a statute or statutory provision include:

1.1.5	that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

1.1.6	any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

1.1.7	any subordinate legislation made from time to time under that statute or statutory provision.

1.4	Clauses, recitals and schedules
Any reference in this Agreement to a Clause, a subclause, a Recital or a Schedule is, unless otherwise stated, a reference to a clause or subclause hereof or a recital or schedule hereto.

1.5	Singular, plural, gender
References to one gender include all genders and references to the singular include the plural and vice versa.

1.6	Rounding
Amounts being determined in proportion to other amounts will be subject to rounding to the nearest unit or cent either upwards or downwards, as determined by the Joint Bookrunners and Underwriters finally and conclusively, to avoid fractional units or cents.

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1.7	Headings
Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

1.8	Legislation
Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended or re-enacted.

1.9	Several liabilities and rights
Any provision of this Agreement which is expressed to bind more than one Joint Bookrunner and Underwriter shall, save where expressly stated to be otherwise, bind each of them severally (and not jointly or jointly and severally). For the avoidance of doubt, each Joint Bookrunner and Underwriter will be responsible under this Agreement on a several (and not joint or joint and several) basis only for its own actions and omissions and will not be responsible in any manner for any actions or omissions of the other Joint Bookrunners and Underwriters. Any provision of this Agreement which is expressed in favour of more than one Joint Bookrunner and Underwriter shall, save where expressly stated to be otherwise, be exercisable by each of them severally and shall not be required to be exercised by them jointly or jointly and severally. For the avoidance of doubt, where the right of one Joint Bookrunner and Underwriter under this Agreement is unavailable to such Joint Bookrunner and Underwriter due to the wilful default, fraud or gross negligence of that Joint Bookrunner and Underwriter, then the corresponding rights of the other Joint Bookrunners and Underwriters will not be affected.

1.10	Capacity of the Manager
The Manager hereby confirms and undertakes that it has, and the parties hereto agree that the Manager has, entered into this Agreement solely in its capacity as the manager of Prime US REIT, and that it has (unless otherwise specified) made the representations, warranties and undertakings, and has assumed the obligations set forth in this Agreement, on behalf of Prime US REIT.

1.11	Agreed Form
Any reference herein to a document being in "agreed form" means that the document in question has been agreed between the proposed parties thereto, subject to any amendments that the parties may agree upon prior to (i) the Date of Registration in respect of Clause 3.1.38 in all other cases, the First Closing Date.

2.	SUBSCRIPTION, PURCHASE AND STABILISATION

2.1	Subscription for Units
Subject to, and otherwise in accordance with, the terms and conditions of this Agreement, each of the Joint Bookrunners and Underwriters agrees, severally (but not jointly or jointly and severally), to use reasonable endeavours, for and on behalf of the

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Manager, to procure subscribers for, and failing which to subscribe at the Offering Price for the total number of Underwritten Units set forth opposite each such Joint Bookrunner and Underwriter's name under "Number of Underwritten Units" in Schedule 1, and the Manager undertakes to procure the issuance of the Units to such subscribers or, as the case may be, to such Joint Bookrunner and Underwriter or to such entities as such Joint Bookrunner and Underwriter may direct.

2.1.1
If a Joint Bookrunner and Underwriter defaults in the performance of its obligations on the First Closing Date to procure subscribers or subscribe for, the Underwritten Units which it has agreed to procure subscribers or subscribe for under this Agreement (such Underwritten Units in respect of which the Joint Bookrunner and Underwriter has defaulted in the performance of its obligations being called the "Defaulted Underwritten Units"), the non-defaulting Joint Bookrunners and Underwriter shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to subscribe, or to procure subscribers for, all, but not less than all, of the Defaulted Underwritten Units. If, however, the non-defaulting Joint Bookrunners and Underwriters shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability to the non-defaulting Joint Bookrunners and Underwriters. Nothing herein shall relieve a defaulting Joint Bookrunner and Underwriter from liability for its default. For the avoidance of doubt, the underwriting and selling commissions payable to the non-defaulting Joint Bookrunners and Underwriters which have subscribed for, or have procured to subscribe for the Defaulted Underwritten Units shall be correspondingly increased to include the underwriting and selling commission originally payable to the defaulting Joint Bookrunner and Underwriter for the sale and placement of the Defaulted Units in accordance with the proportion of the Defaulted Underwritten Units subscribed, or subscription of which is procured, by the relevant non-defaulting Joint Bookrunners and Underwriters.

2.1.2	Payment of the Offering Price for, and delivery of, the Underwritten Units shall take place in accordance with Clause 7.

2.1.3
The parties agree that if after the First Closing Date the Units are not listed on the SGX-ST by 2.00 p.m. (Singapore time) on 19 July 2019 for any reason, including by reason of a stop order being issued by the MAS, any of the Joint Bookrunners and Underwriters shall be entitled to require the Manager and the Trustee to return the Offering Proceeds and proceeds of the Cornerstone Units to investors subscribing for Units in the Offering or, as the case may be, the Cornerstone Investors, as soon as practicably possible (for subscriptions made via automated teller machines, within 24 hours) following the Joint Bookrunners and Underwriters becoming aware that the Listing and/or trading in the Units will not proceed, and otherwise in accordance with all applicable laws, rules or directives of any governmental or regulatory agency. The parties further agree that to the extent that upon such failure to list and/or trade the Units on the SGX ST, any Units are not deemed to have been cancelled by operation of law, that they will reasonably cooperate, including by taking actions as may be necessary with CDP, to return such Units to the Manager and the Trustee for cancellation.

2.2	Offering Price

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The Offering Price shall be US$0.88 per Unit.

2.3	Over-Allotment Option

2.3.1
Subject to and in accordance with the provisions of this Agreement, the Joint Bookrunners and Underwriters are hereby granted an Over-Allotment Option by the Unit Lender, exercisable by the Stabilising Manager (or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) in consultation with the Joint Bookrunners and Underwriters, in full or in part, on one or more occasions, to acquire from the Unit Lender up to an aggregate of 22,727,000 Units at the Offering Price, representing not more than 6.8% of the total number of Units in the Offering solely to cover the over allotment of Units (if any) made in connection with the Offering.

The Over-Allotment Option is exercisable from the Listing Date but no later than the earliest of (i) the date falling 30 days from the Listing Date or (ii) the date when the Stabilising Manager (or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) has bought, on the SGX-ST, an aggregate of 22,727,000 Units (representing not more than 6.8% of the total number of Units in the Offering), to undertake stabilising actions to purchase up to an aggregate of 22,727,000 Units (representing not more than 6.8% of the total number of Units in the Offering), at the Offering Price solely to cover the over-allotment of Units (if any), subject to any applicable laws and regulations.
Such notice of exercise shall be substantially in the form of Schedule 7 of this Agreement, shall state the number of Over-Allotment Units from the Unit Lender in respect of which the Over-Allotment Option is being exercised and shall designate the Option Closing Date for the exercise of the Over-Allotment Option which shall be no earlier than the First Closing Date and no earlier than the date falling three Business Days after the date of such notice.

2.3.2
If a Joint Bookrunner and Underwriter defaults in the performance of its obligations on an Option Closing Date to purchase, or procure purchasers for, the Over-Allotment Units which it has agreed to purchase, or procure purchasers for, under this Agreement (such Over-Allotment Units in respect of which the Joint Bookrunner and Underwriter has defaulted in the performance of its obligations being called the "Defaulted Over-Allotment Units"), the non-defaulting Joint Bookrunners and Underwriters shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to purchase, or to procure purchasers for, all, but not less than all, of the Defaulted Over-Allotment Units. If, however, the non-defaulting Joint Bookrunners and Underwriters shall not have completed such arrangements within such 24-hour period, then the non-defaulting Joint Bookrunner and Underwriter may terminate their obligations to purchase the Defaulted Over-Allotment Units without liability to the non-defaulting Joint Bookrunners and Underwriters. Nothing herein shall relieve a defaulting Joint Bookrunner and Underwriter from liability for its default.

2.3.3	In the event and to the extent that the Over-Allotment Option is exercised, the Unit Lender agrees to sell to the Stabilising Manager, as agent of the Joint Bookrunners and

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Underwriters, and each of the Joint Bookrunners and Underwriters severally agrees to purchase from the Unit Lender, through the Stabilising Manager, in the proportion set out opposite such Joint Bookrunner and Underwriter's name under "Proportion of Over-Allotment Units" in Schedule 1, subject to and in accordance with the provisions of this Agreement, the Over-Allotment Units, at a price per Over-Allotment Unit equal to the Offering Price.

2.3.4
The Unit Lender shall on each Option Closing Date, deliver such number of Over-Allotment Units equal to the number of Over-Allotment Units specified in the notice of exercise of the Over-Allotment Option against the payment for the Over-Allotment Units in accordance with Clause 7.2 of this Agreement. The obligation of the Stabilising Manager to re-deliver the Over-Allotment Units under the Unit Lending Agreement shall be deemed to have been discharged to the extent of the number of Over-Allotment Units in respect of which the Over-allotment Option has been exercised by the Stabilisation Manager and payment of which has been made to the Unit Lender.

2.3.5	Any notice of exercise may only be given on a Business Day and if given later than 5:00 p.m. on any Business Day shall be deemed to have been given on the immediately following Business Day.

2.4	Price Stabilisation

2.4.1
In connection with the Offering, the Stabilising Manager (or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) may, in consultation with the Joint Bookrunners and Underwriters and at its discretion, to the extent permissible by applicable laws and regulations and in compliance therewith, as principal and not as agent of the Manager, over-allot or effect transactions which stabilise or maintain the market price of the Units at levels that might not otherwise prevail in the open market. However, there is no assurance that the Stabilising Manager (or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) will undertake stabilising action.

2.4.2
Such transactions may commence on or after the date of commencement of trading in the Units on the SGX-ST and, if commenced, may be discontinued at any time and shall not be effected after the earlier of (i) the date falling 30 days from the Listing Date and (ii) the date when the Stabilising Manager (or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) has bought on the SGX-ST an aggregate of 22,727,000 Units (representing not more than 6.8% of the total number of Units in the Offering) to undertake stabilising actions (the "Stabilisation Period"). The Stabilising Manager undertakes that stabilisation will be conducted in compliance with the Securities and Futures (Market Conduct) (Exemptions) Regulations 2006 (the "Stabilisation Regulations"), provided that each of the Manager, the Sponsor and the Unit Lender complies with the undertaking in 4.11.2 below. Each of the Manager, the Sponsor and the Unit Lender undertakes that it will not directly or indirectly, effect or cause to be effected any sell orders during the Stabilisation Period as may be prohibited under the Stabilisation Regulations.

2.4.3	Subject to compliance with the Stabilisation Regulations, the Stabilising Manager may appoint an agent to carry out stabilisation on its behalf. Any loss

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or profit sustained as a consequence of any stabilisation actions undertaken by the Stabilising Manager shall be for the account of the Joint Bookrunners and Underwriters.

2.5	Appointment
Each of the Manager and the Sponsor hereby confirms the appointment, to the exclusion of all others, of DBS as the Sole Financial Adviser and Issue Manager of the Offering, DBS and BAML as the Joint Global Coordinators and DBS, BAML, CICC, CS, Maybank and OCBC as the Joint Bookrunners and Underwriters of the Offering.
Such appointment is made on the basis, and on terms, that each Joint Bookrunner and Underwriter is irrevocably authorised to delegate all or any of its relevant rights, duties, powers and discretions (which rights, duties, powers and discretions shall at all times be exercised in accordance with the provisions of this Agreement) in such manner and on such terms as it reasonably thinks fit (with or without formality and without prior notice of any such delegation being required to be given to the Manager or the Sponsor), and, subject to applicable laws, to provide information gained by such Joint Bookrunner and Underwriter in the course of or for the purpose of the Offering or any of the other transactions contemplated by this Agreement, to any one or more of its Affiliates, provided that each Joint Bookrunner and Underwriter shall continue to be bound, severally (but not jointly or jointly and severally), by the terms of this Agreement and shall remain liable under this Agreement for all acts and omissions of any person in breach of this Agreement to which it delegates any such rights, duties, powers or discretions.

2.6	Authorisation
Each of the Manager and the Sponsor has authorised and directed the Joint Bookrunners and Underwriters to do all such acts and things as the Joint Bookrunners and Underwriters may reasonably deem necessary, advisable or desirable for the purposes of or in connection with the Listing and the Offering, subject in all cases to compliance with all applicable laws and regulations and the Joint Bookrunners and Underwriters' obligations pursuant to this Agreement and agrees to ratify and approve all documents, acts and things which the Joint Bookrunners and Underwriters may lawfully do in the exercise of such authorities.

2.7	Sub-underwriters
The Joint Bookrunners and Underwriters shall be at liberty and may at their discretion procure sub-underwriters and/or sub-placement agents in respect of their obligations under this Agreement upon such terms and conditions as they deem fit. For the avoidance of doubt, (a) a Joint Bookrunner and Underwriter may appoint an Affiliate as a sub-underwriter and/or sub-placement agents, and (b) the sub-underwriting, or placing out to a sub-placement agent, of the underwriting obligations of any of the Joint Bookrunners and Underwriters under this Agreement shall not release such Joint Bookrunner and Underwriter from its underwriting obligations and the Joint Bookrunner and Underwriter shall bear all commission and expenses payable in respect of such sub-underwriting and/or sub-placement.

2.8	Allocation to subscribers

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The Joint Global Coordinators shall have the absolute discretion (in consultation with the Manager and the other Joint Bookrunners and Underwriters) with respect to the allocation of Offering Units to subscribers. Without limiting the generality of the foregoing, the Manager hereby authorises the Joint Global Coordinators to accept or reject any Application as the Joint Global Coordinators may decide, and to allocate any of the Offering Units to any applicant in such number as the Joint Global Coordinators may decide, in the manner set forth in the Prospectus and in compliance with the requirements of the SGX-ST.

2.9	Allocation between Public Offer and Placement Tranche
The Joint Global Coordinators shall have the discretion (in consultation with the Manager and the other Joint Bookrunners and Underwriters): (a) in the allocation of Offering Units between the Public Offer and the Placement Tranche, and (b) in the re-allocation of Offering Units between the Public Offer and Placement Tranche, in each case, in accordance with the provisions of this Agreement (provided that the minimum unitholding and distribution requirements of the SGX-ST are met).
Notwithstanding anything herein to the contrary but subject to any applicable law and the requirements of the SGX-ST, the parties hereto hereby agree that:

2.9.1
any Offering Units offered under the Public Offer not applied for shall be allocated to satisfy applications for Offering Units offered under the Placement Tranche, to the extent there is an over-subscription for the Placement Tranche at the Offering Price, subject to and on the terms and conditions of the Prospectus applicable to applications for Offering Units under the Placement Tranche; and

2.9.2
any Offering Units offered under the Placement Tranche not applied for shall be allocated to satisfy excess applications for Offering Units offered under the Public Offer, subject to and on the terms and conditions of the Prospectus applicable to applications for Offering Units under the Public Offer.

For the avoidance of doubt, the application of this Clause 2.9 shall not vary the commissions payable under Clause 6.1 and in determining the commissions payable under Clause 6.1, no account shall be taken of the reallocation of the Offering Units under the Public Offer to satisfy applications for Offering Units offered under the Placement Tranche or the reallocation of Offering Units under the Placement Tranche to satisfy applications for the Offering Units under the Public Offer, pursuant to this Clause 2.9.

2.10	Balloting
In the event that valid applications have been received for more than the number of Units allocated under the Public Offer, the Manager authorises the Joint Global Coordinators (in consultation with the Joint Bookrunners and Underwriters) to arrange for balloting or scaling back of such applications in such manner and on the basis of such allocations as the Manager may determine in consultation with the Joint Global Coordinators and the SGX-ST.

2.11	Distribution of Prospectus and Announcements

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The Manager confirms (i) that it has authorised the Joint Bookrunners and Underwriters to distribute copies of the Preliminary Prospectus and the Prospectus, and (ii) the arrangements made on its behalf by the Joint Bookrunners and Underwriters for announcements in respect of the Units which will be published on such dates and in such newspapers or other publications as it has agreed or will agree with the Joint Bookrunners and Underwriters.

2.12	Appointment and Duties of Receiving Bank

2.12.1	The Manager hereby confirms the appointment of DBS Bank Ltd. as receiving bank in connection with the Offering.

2.12.2
The proceeds of the Offering (including any excess application monies) pursuant to the offer of the Offering Units shall, after payments of all amounts due to the Joint Bookrunners and Underwriters under the Repayment Side Letter, be deposited with DBS Bank Ltd. as the Receiving Bank and be held in a separate non-interest bearing account opened by the Manager and operated by the Receiving Bank and designated as the "PRIME USD Unit Issue Account" solely for the purpose of depositing such proceeds. The Receiving Bank is hereby authorised to operate such account in accordance with the provisions of this Agreement, the terms of the Receiving Bank Agreement, the rules and directives of the SGX-ST for the time being applicable relating to the operation of such account and all other applicable laws, regulations and directives (including without limitation, the SFA).

2.12.3
The Manager hereby irrevocably authorises the Receiving Bank to return the application monies for the Units on its behalf to the applicants free of interest, share of profits or other benefit arising therefrom in the following situations:

(a)	in the event that a supplementary prospectus or replacement prospectus is registered pursuant to Section 298 of the SFA and the applicant exercises its right to a refund of the application monies;

(b)	in the event that a stop order is issued by the MAS in accordance with Section 297 of the SFA; or

(c)	if for any reason whatsoever, the Units are not admitted to the Official List of the SGX-ST.

2.12.4	Payment of the proceeds to the Manager shall be made in United States Dollars.

2.12.5	The Joint Bookrunners and Underwriters shall not be in any way responsible for the obligations of the Trustee and the Manager under Sections 258, 297 and 301 of the SFA.
It is hereby agreed and declared by the Manager that subject to the terms of the Receiving Bank Agreement, the Receiving Bank shall not be obliged to account to Prime US REIT, the Manager, the Trustee or any person for any interest or any share of revenue or other benefits that may accrue or otherwise derive from such proceeds.

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3.	REPRESENTATIONS AND WARRANTIES

3.1	Representations and warranties of the Manager
The Manager represents and warrants to and agrees with each Joint Bookrunner and Underwriter as set forth in this Clause 3.1 and accepts that the Joint Bookrunners and Underwriters are entering into this Agreement and the Repayment Side Letter in reliance upon each such representation, warranty and undertaking:

3.1.1	Organisation of the Manager, the Manager US Sub and Prime US REIT

(a)
The Manager has been duly organised and is validly existing as a limited liability company under the laws of Singapore with full power and authority to conduct its business as described in the Preliminary Prospectus and the Prospectus and is duly qualified to do business in, and is in good standing (if applicable) under the laws of each jurisdiction that its business is currently operated in, or is contemplated;

(b)
The Manager US Sub is wholly-owned by the Manager and has been duly organised and is validly existing as a limited liability company under the laws of the State of Delaware, with full power and authority to conduct its business as described in the Preliminary Prospectus and the Prospectus and own or lease, as the case may be, and to operate its assets and properties and has obtained all approvals, licenses, authorisations and consents required to conduct the activities as delegated to it by the Manager in respect of those activities that are required to be performed in the U.S., and has elected to be treated as an association taxable as a corporation under the U.S Tax Code and is duly qualified to do business in, and is in good standing (if applicable) under the laws of each jurisdiction that its business is currently operated in, or is contemplated;

(c)
The Manager has been granted the CMS Licence, which is in full force and effect and which has not been amended or revoked, there has been no breach of the terms and conditions applicable to the CMS Licence, and all such terms and conditions to the extent that they are required to be complied with prior to the date hereof, have been complied with;

(d)
Prime US REIT has been duly constituted and is validly existing as a unit trust under the laws of Singapore (including the Property Funds Appendix) with full power and authority to own or lease, as the case may be, and to operate its assets and properties (including, without limitation, the Trust Group Entities and upon completion of the Acquisitions, the Properties) and to conduct its business as described in the Preliminary Prospectus and the Prospectus, and does not have any assets or conduct any business apart from what is described in the Preliminary Prospectus and the Prospectus; and

(e)
Save for the Manager US Sub, the Trust Group Entities and the dormant Barbados entities, neither the Manager nor Prime US REIT respectively have any subsidiaries, associated companies, and/or interest in any joint

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venture companies, and the Manager and Prime US REIT do not own, directly or indirectly, any shares of stock or other equity interests or long-term debt securities of, or otherwise own or control any interest in any corporation, firm, partnership, joint venture, association, enterprise, trust, undertaking or other entity;

3.1.2	Organisation of Trust Group Entities
Each of the Trust Group Entities has been incorporated or organised and is validly existing as a corporation or limited liability company under the laws of its jurisdiction of incorporation or organisation, as applicable, with the requisite power and authority to own, use or lease, as the case may be, and to operate its assets and properties (including without limitation, the Properties), to execute and perform its obligations under the Transaction Documents to which it is a party, and conduct its business as described in the Preliminary Prospectus and Prospectus, and is duly qualified to conduct its business in, and is in good standing (if applicable) under the laws of each jurisdiction that its business is currently or is contemplated to be operated in, and does not have any material assets or conduct any business apart from those described in each of the Preliminary Prospectus and the Prospectus;

3.1.3	Ownership structure of Prime US REIT
In relation to the Trust Group Entities:

(a)
all outstanding voting shares of each of the Singapore Subsidiaries have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Trustee (on behalf of Prime US REIT);

(b)
all outstanding shares of voting common stock of the Parent US REIT have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by Singapore Sub 1;

(c)
all outstanding voting units of ownership interest of the Upper-Tier US LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Parent US REIT;

(d)
all outstanding voting units of ownership interest of the Mid-Tier US LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Upper-Tier US LLC;

(e)
all outstanding voting units of ownership interest of the Lower-Tier US LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Mid-Tier US LLC; and

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(f)
all outstanding voting units of ownership interest of each of the Property-Tier US LLCs (except for Prime US-222 Main, LLC) have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Lower-Tier US LLC;

(g)
all outstanding voting units of ownership interest of Prime US Properties, LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by the Mid-Tier US LLC;

(h)
all outstanding voting units of ownership interest of Prime US-Acquisition I, LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by Prime US Properties, LLC; and

(i)
all outstanding voting units of ownership interest of Prime US-222 Main, LLC have been or, as the case may be, will be when issued on the First Closing Date, duly authorised and validly issued and fully paid, and owned directly by Prime US-Acquisition I, LLC, in each case, free and clear of any Encumbrances other than as disclosed in the Preliminary Prospectus and the Prospectus;

3.1.4	Trust Deed
The Trust Deed has been duly authorised, executed and delivered by the Manager, and is in full force and effect and has not been amended or supplemented, and constitutes its valid and legally binding agreement, enforceable in accordance with its terms;

3.1.5	Transaction Documents
Each of the Transaction Documents to which the Manager, the Manager US Sub or any of the Trust Group Entities is a party, has been duly authorised, executed and delivered by the Manager, the Manager US Sub or the relevant Trust Group Entity, as the case may be, and when executed and delivered by the Manager, the Manager US Sub or the relevant Trust Group Entity, as the case may be, constitutes each parties' valid and legally binding agreement, enforceable in accordance with their respective terms (subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity) and each of the Transaction Documents has not been amended or supplemented without the prior consent of the Joint Bookrunners and Underwriters and other than as disclosed in the Preliminary Prospectus and the Prospectus. Each of the Transaction Documents which has been entered into by the Manager, the Manager US Sub or the relevant Trust Group Entity, as the case may be, is in full force and effect and there are no breaches or defaults of these agreements, to the knowledge of the Manager, on the part of the counterparties to these agreements. To the knowledge of the Manager, there is no reason why the transactions described in the Transaction Documents (as applicable) would not be consummated;

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3.1.6	The Property Managers and Leasing Agents
The appointment of the Property Managers and Leasing Agents by the Manager, the Manager US Sub and the Property-Tier US LLCs, as the case may be, have been duly authorised;

3.1.7	No conflicts
None of the allotment, issue and sale of the Units (including the Offering Units, the Cornerstone Units, the KBS Units (which includes the Over-Allotment Units) and the Initial Unit), the execution, delivery and performance of any of the Transaction Documents, the issue, distribution and availability of the Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, the consummation of any of the transactions contemplated herein or therein, the fulfilment of the terms hereof or thereof or any other event, constitutes or will constitute an event which entitles any person to require the redemption, repurchase or repayment of any indebtedness of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities, or will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any asset or property belonging to the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities (including without limitation, the Properties), whether with the passage of time or giving of notice or otherwise, in each case pursuant to:

(a)	the Constitution, bylaws, trust deeds or other constitutive documents of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities;

(b)
the terms of any Document to which the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is a party or bound or to which their assets or properties are subject (including, without limitation, the Trust Deed); or

(c)
any statute, law, rule, regulation, judgment, order or decree (including, without limitation, the Listing Rules, the SFA, the CIS Regulations and the Code (including the Property Funds Appendix)) applicable to the Manager, the Manager US Sub, Prime US REIT and/or any of the Trust Group Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager, the Manager US Sub, Prime US REIT and/or any of the Trust Group Entities, or any of their respective assets and properties (including without limitation, the Properties), as applicable, except in the case of paragraphs (b) and (c) only, where such conflict, breach, violation or imposition would not, individually or in the aggregate, have a Material Adverse Effect.
No event has occurred and is subsisting or to the Manager's knowledge is about to occur which constitutes or would constitute a default or result in a default, or would reasonably be expected to result in, the acceleration by reason of default of any obligation under any agreement, undertaking, instrument or arrangement

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to which the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is a party or by which their or any of their interests, properties, revenues and assets are bound, except where such default would not, individually or in the aggregate have a Material Adverse Effect;

3.1.8	No consents required
No consent, approval, authorisation, licence, filing with or order of any court or governmental agency or body (including, but not limited to, any consent, approval or authorisation of the shareholders of the Manager) is required by the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities in connection with (1) the transactions contemplated by the Transaction Documents (including the execution, delivery and performance thereof), the appointment of the Manager as manager of Prime US REIT, the outsourcing to KCI by the Manager of certain functions pursuant to the Keppel Management Agreement, the outsourcing of certain asset management functions to KBS RA, as U.S. asset manager of Prime US REIT pursuant to the KBS Management Agreement, the appointment of the various Property Managers pursuant to the Property Management Agreements and the appointment of the various Leasing Agents pursuant to the Leasing Services Agreements, or (2) for the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities to own their assets (including the Properties) and to conduct their businesses as contemplated by the Preliminary Prospectus and the Prospectus, except for:

(a)	such as have been obtained and disclosed in the Preliminary Prospectus and the Prospectus; and

(b)	the registration of the Prospectus with the MAS,
and all such consents, approvals, authorisations, licences, filings with or orders of court or governmental agency of body, as the case may be, are in full force and effect and to the extent that the same is subject to any conditions that are required to be complied with or fulfilled on or before the First Closing Date, that such conditions have been complied with and fulfilled, except for such consent, approval, authorisation, licence, filing with or order of any court or governmental agency or body, the lack of which, or failure to comply or fulfil would not, individually or in the aggregate have a Material Adverse Effect;

3.1.9	Capitalisation of Prime US REIT

(a)
The structure of Prime US REIT (including the holding structure of each of the Trust Group Entities and the holding structure of the Properties), and Prime US REIT's authorised and outstanding Units, in each case as of the Listing Date, are as set forth in the Preliminary Prospectus and the Prospectus (and each of such Units is or will be fully paid at such time);

(b)
The Offering Units, the Cornerstone Units, the Initial Unit and the KBS Units (which includes the Over-Allotment Units) have been duly and validly authorised and, when issued and delivered to and paid for by the Joint Bookrunners and Underwriters pursuant to this Agreement, the Singapore Offer Agreement, the Cornerstone Subscription Agreements,

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the Unit Lending Agreement or the KBS Subscription Agreement, or by subscribers or purchasers thereof in the Offering in accordance with the Preliminary Prospectus and the Prospectus, will be duly and validly issued and fully paid and the persons in whose name the Units are registered will be entitled to the rights specified therein and in the Trust Deed;

(c)
The Units (including the Cornerstone Units, the Offering Units, the Initial Unit and the KBS Units (which includes the Over-Allotment Units)) will be validly issued fully paid and free from all Encumbrances, and will be freely transferable (subject to the Lock-Up Letters and save as provided in the Trust Deed and/or as disclosed in the Preliminary Prospectus and the Prospectus). All such Units will, upon issue, rank pari passu in all respects with each other and with the existing Units in issue. The holders of Units already in issue at the time of issue of such Units will not be entitled to, or will have duly and irrevocably waived, any pre-emptive or any other rights with respect to the acquisition, issuance and sale of those Units;

(d)
Other than pursuant to this Agreement, the Singapore Offer Agreement, the Cornerstone Subscription Agreements, the Unit Lending Agreement and the KBS Subscription Agreement, or as described in the Preliminary Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for Units or other ownership interests in Prime US REIT or any of the Trust Group Entities to which the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is a party are outstanding;

(e)
The statements set forth in the Preliminary Prospectus and the Prospectus under the section titled "The Formation and Structure of Prime US REIT", insofar as they purport to constitute a summary of the terms of the Trust Deed and the Units, fairly and accurately summarise the matters therein described; and

(f)
other than pursuant to lock-up undertakings which are or will be given in favour of the Joint Bookrunners and Underwriters (including the Lock-Up Letters) and save as provided in the Trust Deed and/or as disclosed in the Preliminary Prospectus and the Prospectus, there are no restrictions (whether under the laws of Singapore or otherwise) on subsequent transfers of Units subscribed for or purchased under the Offering;

3.1.10	No Violation
None of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is in, nor is any one of them aware of any fact or circumstances that may give rise to, a violation or default of the terms of:

537518-4-8594-v7.4	‑ 30 ‑	17-40684037

(a)	any provision of its Constitution, memorandum and articles of association or trust deeds or other constitutive documents, as the case may be;

(b)	any Document to which it is a party or bound or to which its assets or properties (including, without limitation, the Properties) is subject (including, without limitation, the Trust Deed); or

(c)
any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of their assets or properties (including, without limitation, the Properties), as applicable, except in the case of paragraphs (b) and (c) only, where such event, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;

3.1.11	No proceedings
No action, suit or litigation, arbitration, investigation or administrative proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager, the Trustee (in its capacity as trustee of Prime US REIT), the Manager US Sub, Prime US REIT, any of the Trust Group Entities and each of their respective assets and properties (including, without limitation, the Properties), and the directors, officers, employees of the Manager and/or the Manager US Sub is pending or, as far as the Manager is aware, threatened and to the Manager's knowledge, no event has occurred which could reasonably be expected to give rise to any such proceedings that could, individually or in the aggregate, to have a Material Adverse Effect, and no order has been made or resolution passed and no petition has been presented for the winding-up of any of the Manager, the Manager US Sub, Prime US REIT, or any of the Trust Group Entities or for the appointment of an administrator, provisional supervisor, provisional liquidator or analogous officer;

3.1.12	No cessation or insolvency
None of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is in liquidation in any jurisdiction, nor, to the best of the Manager's knowledge, has any step or action been taken or threatened, nor any resolution passed, nor legal proceedings started or threatened, nor orders made in any jurisdiction, nor any petitions presented, for the winding up or dissolution of any of the Manager, the Manager US Sub, Prime US REIT or the Trust Group Entities, or for any of them to enter into any compromise, arrangement, scheme of arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrator, receiver and manager, judicial manager, trustee, provisional supervisor, provisional liquidator, liquidator or similar or analogous officer or equivalent person of any of them or their respective interests, properties, revenues or assets (including, without limitation, the Properties);

3.1.13	No immunity

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None of the Manager, the Manager US Sub, Prime US REIT, any of the Trust Group Entities nor any of their respective properties, assets or revenues (including, without limitation, the Properties) are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment in any such court;

3.1.14	No Stabilisation
Neither the Manager nor any person acting on its behalf (other than the Stabilising Manager or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under any applicable law or regulation or otherwise, in the stabilisation or manipulation of the price of any security of Prime US REIT (including options in respect of the Units and other securities which are convertible into or exchangeable for those Units and any associated securities) to facilitate the sale or resale of the Units, or which would or might otherwise be reasonably expected to constitute stabilising action or the purpose of which is to create actual, or apparent, active trading in, false or misleading impression as to the market in or value of the Units or to stabilise, manipulate or raise the price of the Units;

3.1.15	Ownership of Properties

(a)
Upon completion of the Acquisitions on the Completion Date, each of the Property-Tier US LLCs will have marketable fee simple title to the relevant Properties as described in the Preliminary Prospectus and the Prospectus as set forth in the Proforma Title Insurance Policies. Except for the Title Insurance Exceptions, the Manager is not aware of any Encumbrances or other title matters relating to the Properties which will adversely affect the relevant Property-Tier US LLCs' title to the relevant Properties upon such completion of the Acquisitions.

(b)
Upon completion of the Acquisitions on the Completion Date, except for the Title Insurance Exceptions or as otherwise described in the Preliminary Prospectus and the Prospectus or as otherwise would not individually or in the aggregate have a Material Adverse Effect, the Property-Tier US LLCs:

(i)
will have marketable title to all other assets and properties to be owned by them in connection with the ownership and operation of the Properties, in each case, free and clear of all Encumbrances of any kind;

(ii)	will have obtained all necessary governmental, regulatory and other approvals and/or consents which may be required in connection with the acquisition, lease, sub-lease, licence,

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occupation and use of the Properties and such approvals and/or consents have not been amended or revoked; and

(iii)
will be entitled as legal and beneficial owners of the Properties to all rights and benefits as landlord, lessor or licensor under the tenancies, leases or licences to which it will be a party as landlord or licensor in respect of the Properties, and such tenancies, leases or licences are in full force and effect.

(c)
Upon completion of the Acquisitions on the Completion Date, except as described in the Preliminary Prospectus and the Prospectus or as otherwise would not individually or in the aggregate have a Material Adverse Effect, none of the Property-Tier US LLCs:

(i)
is or will be, and as far as the Manager is aware, none of the Vendors or any other person are or will be, in breach under any of such leases, tenancies or licences at the Properties (and the Manager does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a breach under any of such leases, tenancies or licences);

(ii)
have received notice of any cause of action that has been asserted by anyone adverse to the rights of the Property-Tier US LLCs under any of the leases, tenancies or licences mentioned above, or affecting or challenging their respective rights to the continued possession of the leased, tenanted or licensed premises under any such lease, tenancies or licences; and

(iii)
have received notice of any cause of action that has been asserted by any governmental entity that the Property-Tier US LLCs or the Properties are subject to any threatened or pending real property tax assessment or condemnation or eminent domain proceeding;

(d)
Save for the Properties, none of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities will, on the Listing Date, directly or indirectly, own or have any interest in any real property (whether freehold or leasehold) or any land use rights;

3.1.16	Real Property Regulations
Except for Environmental Laws, which are addressed below, each Property complies with all applicable codes, laws and regulations in the U.S. (including, without limitation, planning, construction planning, construction, building and zoning codes and the relevant laws and regulations relating access to such Properties), except as disclosed in the Preliminary Prospectus and the Prospectus or where the failure to so comply would not individually or in the aggregate reasonably have a Material Adverse Effect. No Property is the subject of any pending condemnation proceedings, land acquisition proceedings, zoning change or proceeding (and to the Manager's knowledge no such proceedings have been threatened) that would affect the operation of the

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business at such Property as described in both the Preliminary Prospectus and the Prospectus, size or use of, or access to such Property except for such non-compliance, actions, proceedings or changes that would not, individually or in the aggregate, have a Material Adverse Effect;

3.1.17	Environmental Laws
Save for matters which would not individually or in the aggregate have a Material Adverse Effect, the Trustee, the Manager, the Manager US Sub, Prime US REIT, each of the Trust Group Entities and the Properties:

(a)
are in compliance with all applicable Environmental Laws, have no actual or contingent liability to make good, repair, re-instate or clean up any of the Properties and have no knowledge of any imminent requirement for any of the foregoing;

(b)	have not received any notice of any actual or potential liability under applicable Environmental Laws; and

(c)
have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws which may result in the revocation or loss of such permits, licenses or other approvals, or otherwise result, individually or in the aggregate, in a Material Adverse Effect;

3.1.18	No Dispute
To the Manager's knowledge, there is no outstanding dispute, notice, or complaint affecting, or which might in the future affect, the use of any part of the Properties for the purposes for which it is now used (including pursuant to leases at the Properties), save for any dispute, notice or complaint that would not individually or in the aggregate have a Material Adverse Effect. There are no existing circumstances which would entitle or require the U.S. federal, state and local governments or any landlord or other person to exercise any powers of entry and taking possession or which would otherwise restrict or terminate the current use of any of the Properties or terminate the continued possession or occupation of any of the Properties, except for such event which will not, individually or in the aggregate, have a Material Adverse Effect;

3.1.19	Tenants and Licensees of Properties
No tenant (including sub-tenant), lessee (including sub-lessee) or licensee (including sub-licensee) of any of the Properties is subject to a bankruptcy proceeding which is known to the Manager or is in default under or in breach of any of the tenancies, leases or licences pursuant to which parts of the Properties are currently tenanted, leased or licensed (and there is no event, but for the passage of time or the giving of notice, or both, which would constitute a default under any of such tenancies, leases or licences) and to which the Trustee, Prime US REIT or any of the Trust Group Entities will be a party as landlord, lessor and/or licensor, such tenancies, leases or licences are in full force and effect, and none of the terms, covenants, stipulations or restrictions

537518-4-8594-v7.4	‑ 34 ‑	17-40684037

contained in any tenancy relating to the Properties will be breached or give rise to a right of lease termination by reason of the implementation of the Acquisitions and the Offering, except for such default or breach which will not, individually or in the aggregate, have a Material Adverse Effect;

3.1.20	Properties
Except for the Title Insurance Exceptions or as otherwise disclosed in the Preliminary Prospectus and the Prospectus or as otherwise would not individually or in the aggregate have a Material Adverse Effect, to the Manager's knowledge, there are no encroachments affecting any of the Properties which are located on, below or above ground level and each of the Properties:

(a)
has legal access, either directly or indirectly, to public roads or rights of way and each of the Properties is served by appropriate drainage, water, electricity and gas services all of which are connected to the public mains with no imminent or likely interruption of such passage or provision; and

(b)
has no structural or other material defects affecting or likely to affect the buildings and structures on or comprising such Properties or any parts of such Properties and such buildings and structures, are in good and substantial repair and condition and are fit for the purposes for which they are presently used or proposed to be used.

Except as disclosed in the Preliminary Prospectus and the Prospectus or as would not individually or in the aggregate have a Material Adverse Effect, no developments, alterations or improvements have been carried out in relation to any of the Properties which would require any consent and for which consent has not been properly obtained and complied with nor have any conditions or restrictions imposed thereon not been fully observed and performed;

3.1.21	Use of Properties
Having duly considered the Title Insurance Exceptions, there are no covenants, restrictions, burdens, stipulations, conditions, terms or outgoings affecting any of the Properties which are of an unusual or onerous nature or which materially and adversely affect the use or intended use of any of the Properties;

3.1.22	Insurance

(a)
Effective as of the Completion Date, title to the Properties will be insured by the Title Insurance Company, in the name or for the benefit of Prime US-Tower At Emeryville, LLC in respect of Tower I at Emeryville, Prime US-222 Main, LLC in respect of 222 Main, Prime US-Village Center Station, LLC in respect of Village Center Station, Prime US-Village Center Station II, LLC in respect of Village Center Station II, Prime US-101 South Hanley, LLC in respect of 101 South Hanley, Prime US-Tower at Lake Carolyn, LLC in respect of Lake Carolyn, Prime US-Promenade, LLC in respect of Promenade, Prime

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US-CrossPoint at Valley Forge, LLC in respect of CrossPoint, Prime US-One Washingtonian, LLC in respect of One Washingtonian Center, Prime US-Reston Square, LLC in respect of Reston Square and Prime US-171 17th Street, LLC in respect of 171 17th Street (collectively, the "Insured Parties"), for so long as the Insured Party shall continue to own its Property, in each case:

(i)	in such amounts representing the respective purchase consideration at which each of the Insured Parties will purchase the relevant Property from the relevant Vendor;

(ii)	subject only to the Title Insurance Exceptions set forth in the applicable Proforma Title Policy for each Property; and

(iii)	the final title insurance policies shall be substantially in the form of the Proforma Title Policies and shall be in effect on the Listing Date.

(b)
On and from the Completion Date, for as long as the Property-Tier US LLCs are the owners of the Properties, the Properties will be insured in the name or for the relevant Insured Party by insurers of recognised financial responsibility against such losses and risks and in such amounts as are prudent and customary for properties of a similar nature as the relevant Property;

(c)
All such policies of insurance in (i) and (ii) above will be in full force and effect and from the closing of the transactions contemplated by the Portfolio Purchase and Sale Agreement and the Insured Parties will be in compliance with the terms of such policies and instruments, except where the failure to so comply would not individually or in the aggregate, result in the increase of premiums payable, the reduction of insured amounts or the termination of such policies;

(d)
None of the Trustee, the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities have been refused any insurance coverage sought or applied for with respect to each of the Properties; and

(e)	So far as the Manager is aware, no circumstances have arisen which would vitiate or permit the insurers to void any of the policies of insurance in effect relating to any of the Properties;
Permits and Licences
The Manager, the Trustee, the Manager US Sub, the US Asset Manager, Prime US REIT and the Trust Group Entities (in respect of activities they undertakes in relation to Prime US REIT and its assets and properties (including the Trust Group Entities and the Properties), or the performance of their obligations under the KBS Management Agreement) possess (or will obtain in the ordinary course without breach of any applicable laws or regulations) all licences, certificates, permits and other authorisations issued by the appropriate regulatory authorities

537518-4-8594-v7.4	‑ 36 ‑	17-40684037

or required under the provisions of all applicable laws (including but not limited to the Property Funds Appendix) necessary to conduct the business and to own the assets as contemplated to be conducted or owned by it in the Preliminary Prospectus and the Prospectus and the Manager has not and, as far as the Manager is aware, none of the KBS Group and/or any of the Vendors has, with respect to the Properties, received any notice of proceedings relating to the revocation or modification of any such licence, certificate, authorisation or permit and the Manager has no reason to believe that any such licence, certificate, authorisation or permit will not be renewed in the ordinary course, except for such licences, certificates, permits and other authorisations, the lack of which will not, individually or in the aggregate, if the subject of an unfavourable decision, ruling or finding, have a Material Adverse Effect;

3.1.23	Internal Accounting Controls
The Manager will by the Listing Date establish and will maintain, in compliance with applicable rules and regulations, a system of internal accounting and financial reporting controls with respect to Prime US REIT and its subsidiaries sufficient to provide reasonable assurance that:

(a)	transactions are executed in accordance with management's general and specific authorisations;

(b)
transactions are recorded as necessary to (1) permit preparation of financial statements in accordance with International Financial Reporting Standards, (2) maintain books, records and accounts in relation to the performance of the assets of Prime US REIT and its subsidiaries which are accurate and fair and provide sufficient basis for the preparation of financial statements; and

(c)	all necessary announcements can and will be made as and when required by the Code and the Listing Rules.

3.1.24	Accounting Policies
From the date of constitution of Prime US REIT, Prime US REIT and the Trust Group Entities have adopted accounting policies which are in conformity with International Financial Reporting Standards, and such accounting policies have been applied on a consistent basis and have not been amended or modified since their adoption;

3.1.25	Intellectual Property
Neither Prime US REIT nor any of the Trust Group Entities owns or possesses any trademarks, service marks or trade names, or licensing rights for the use of any trademarks, service marks and trade names (together, "Intellectual Property") (if any). The Manager, the Trustee, the Manager US Sub, Prime US REIT and the Trust Group Entities have obtained all permissions and consents for the use of any Intellectual Property being used, have complied with all obligations and requirements in the use of such Intellectual Property, have not received any notice and are not aware of any infringement of or conflict with

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asserted rights of others with respect to any Intellectual Property and which non-compliance or infringement would individually or in the aggregate result in a Material Adverse Effect;

3.1.26	Information Provided
All information provided by or on behalf of the Manager and its directors, employees and officers to the Joint Bookrunners and Underwriters or their legal advisers, or to any of the Advisers, Experts or the Reporting Auditors for the purposes of the Offering (including the Verification Notes) or any of their respective reports or letters contained or referred to in the Preliminary Prospectus and the Prospectus or any management representations or documents or other information requested by the Reporting Auditors or Allen & Gledhill LLP or DLA Piper LLP (US) or Greenberg Traurig, LLP in connection with the provision of any comfort letters and with the legal due diligence reports on the Properties or for the purposes of or in the course of preparation of any application, request or response to the SGX-ST and the MAS or other regulatory authorities or set out in or accompanying the applications to the SGX-ST for the listing and quotation of the Units, or any other purpose related to the Offering, in each case, as amended, modified or supplemented by any additional material information provided by or on behalf of the Manager to the Joint Bookrunners and Underwriters, their legal advisers or any of the Advisers prior to the date of this Agreement or otherwise superseded by information in the Preliminary Prospectus and the Prospectus, are:

(a)
true and accurate in all material respects, and not misleading in any material respect, whether by omission or misstatement in light of the circumstances under which such statement was made, and no information in connection with the Offering or otherwise has been withheld by the Manager from the Joint Bookrunners and Underwriters and their legal or other professional advisers, or any of the Advisers, the SGX-ST or the MAS; and

(b)	as regards forecasts or estimates, and statements of opinion, belief, intention or expectation, truly, honestly and reasonably held and given in good faith after due and careful enquiry;

3.1.27	Marketing Materials
The information, opinions, projections and intentions contained in any Marketing Material approved by the Manager and distributed or communicated in connection with the Offering are consistent in all material respects with the information, opinions, projections and intentions contained in the Preliminary Prospectus and the Prospectus, are true and accurate and not misleading in any material respect, and all reasonable enquiries have been made to ascertain or verify the foregoing, and will comply with all applicable statutory, regulatory and stock exchanges rules; in particular, the product highlights sheets accompanying each of the Preliminary Prospectus and Prospectus are prepared in accordance with applicable laws, regulations and guidelines, including the Guideline No. SFA 13-G13 titled "Guidelines on the Product Highlights Sheet for Offers of Debt Securities, Hybrid Instruments and Equity Securities" issued

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by the MAS on 5 February 2016 and the Marketing Materials are prepared in accordance with Paragraph 19A of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005;

3.1.28	Preliminary Prospectus and Prospectus

(a)
The Preliminary Prospectus (as at its date of publication) and the Prospectus (as of its date of publication and as at each Closing Date) contains and any amendment or supplement thereto will at their date of publication and each Closing Date contain, all information that investors and their professional advisers would reasonably require and reasonably expect to find there, or that is necessary to enable investors and their investment advisers to make an informed assessment of the merits and risks of an investment in Prime US REIT, including without limitation the assets and liabilities, financial position, performance, profits and losses and prospects of Prime US REIT and its subsidiaries, and the rights attaching to the Units;

(b)
the Preliminary Prospectus (as at its date of publication) and the Prospectus (as at its date of publication and each Closing Date) do not, and in the case of any amendment or supplement to the Prospectus as at the date of its publication and the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)
the statements of intention, opinion, belief or expectation contained in the Preliminary Prospectus (as at its date of publication) and the Prospectus (as at its date of publication and the Closing Date) were, and in the case of any amendment or supplement to the Prospectus at the date of its publication and the Closing Date will be, honestly and reasonably made or held; and

(d)	all reasonable enquiries have been made to ascertain such facts and to verify the accuracy of all such statements;

3.1.29	Independent Valuers
The valuers who prepared the valuations in respect of the Properties, as described in the Preliminary Prospectus and the Prospectus, are independent valuers with respect to the Sponsor, the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities;

3.1.30	Reporting Auditors
The Reporting Auditors who have certified certain financial information of Prime US REIT and its subsidiaries and delivered their report with respect to the financial information of Prime US REIT and its subsidiaries (including the related notes and schedules) included in the Preliminary Prospectus and the Prospectus, are independent registered public accountants/independent auditors

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with respect to Prime US REIT and its subsidiaries pursuant to the SFA and duly licensed under applicable regulatory requirements of Singapore;

3.1.31	Financial and Statistical Information

(a)	The unaudited pro forma financial information of Prime US REIT and its subsidiaries (including any related notes and schedules) included in both the Preliminary Prospectus and the Prospectus:

(i)
presents accurately in all material respects the financial condition of Prime US REIT and its subsidiaries as of the dates indicated and has been prepared in conformity with International Financial Reporting Standards. The financial data set forth under the caption "Unaudited Pro Forma Financial Information" in both the Preliminary Prospectus and the Prospectus fairly and accurately presents in all material respects, on the basis stated in both the Preliminary Prospectus and the Prospectus, respectively, the information included therein;

(ii)
has been properly prepared on the basis of the assumptions set out in both the Preliminary Prospectus and the Prospectus after making the adjustments set out in the Preliminary Prospectus and the Prospectus (and that such adjustments are appropriate for the purpose of such preparation); and

(iii)	has been reviewed by the Reporting Auditors; and

(b)
Nothing has come to the attention of the Manager that has caused the Manager to believe that the statistical and market-related data included in the Preliminary Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate and the Manager has obtained the written consent to the use of such data from such sources to the extent required;

3.1.32	Forward-Looking Statements
No Forward-Looking Statement contained in the Preliminary Prospectus and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. All Forward-Looking Statements and all forecasts, estimates, expressions of opinion, intention and expectation contained in the Preliminary Prospectus and the Prospectus are made on reasonable grounds, are honestly held by the Manager and have been made after reasonable enquiry and consideration, and all expressions of opinion, intention and expectation attributed to any person or persons in the Preliminary Prospectus and the Prospectus are considered by the Manager and its directors to be fair and not misleading in any material respect. The statements and financial information (including the assumptions) included in the Preliminary Prospectus and the Prospectus under the heading "Profit Forecast and Profit Projection" (together, the "Projections") have been properly compiled, have taken into account such receivables (including all rental income from the Properties), payables (including capital expenditures, operating expenses,

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property taxes and such other payments required to be made in respect of the Properties as noted in the Title Insurance Exceptions) and other contingent liabilities (other than those which Prime US REIT and/or the Trust Group Entities have been indemnified under legally enforceable indemnities provided by parties other than the Manager, the Manager US Sub, the Trustee, Prime US REIT or any of the Trust Group Entities) of Prime US REIT for the period from 1 January 2019 to 31 December 2020, and have been prepared in accordance with the accounting policies set out in the Preliminary Prospectus and the Prospectus and are presented in accordance with the relevant presentation principles of International Financial Reporting Standards applied on a consistent basis throughout the periods involved. All assumptions material to the Projections are fairly and accurately described in the Preliminary Prospectus and the Prospectus, the assumptions used in the preparation of the Projections are appropriate and reasonable, there are no facts or any assumptions known to the Manager and its directors which have not been taken into account in preparing the Projections and which could reasonably be expected to have, individually or in aggregate, a material adverse effect on the Projections, and the Manager and its directors are not aware of any business, economic or industry developments inconsistent in any material respect with the assumptions underlying the Projections. Without prejudice to the generality of the foregoing, the Manager discussed the Projections with the Reporting Auditors and the Manager does not disagree with the opinion of the Reporting Auditors expressed in their reports contained in the Preliminary Prospectus and the Prospectus;

3.1.33	Working capital
(i) Prime US REIT and the Trust Group Entities do not have any capital commitment which is sufficiently material to merit disclosure in the Preliminary Prospectus and the Prospectus but is not so disclosed; and (ii) taking into account the net proceeds to be received by Prime US REIT from the Offering and the application of such proceeds in the manner stated in the section of the Preliminary Prospectus and the Prospectus under the heading "Use of Proceeds", the available cash balance of Prime US REIT and the cash flow expected to be generated from operations after the Listing Date, the Manager believes that the working capital available to Prime US REIT and its subsidiaries is and will be sufficient for the present working capital requirements of the Prime US REIT and its subsidiaries and in any event for at least 12 months from the close of the Offering;

3.1.34	No indebtedness
Save as disclosed in the Preliminary Prospectus and the Prospectus, none of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities has any capital commitment, guarantees or other contingent liabilities and is, or has been party to any unusual, long term or onerous commitments, contracts or arrangements not in the ordinary and usual course of business;

3.1.35	Collective Investment Scheme

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Prime US REIT has been duly authorised by the MAS as a collective investment scheme which is a real estate investment trust pursuant to Section 286 of the SFA and in accordance with the Code and the Property Funds Appendix;

3.1.36	Announcements
All statements of fact contained in any public announcements required for the purposes of the Offering in relation to the Offering made by or on behalf of entities within the KBS Group or by the Manager or the Sponsor or their respective Affiliates are true and accurate in all material respects and not misleading in any material respect;

3.1.37	Eligibility-to-list letter
Prime US REIT has received the ETL Letter from the SGX-ST for the Listing and all necessary copies of the Prospectus will be delivered to the SGX-ST pursuant to such letter;

3.1.38	Registration of Prospectus
A copy of the Prospectus in agreed form (duly signed by or on behalf of the directors of the Manager) will be registered as a prospectus with the MAS in accordance with Section 296 of the SFA on the date hereof together with all other documents required by law or the MAS to be filed or accompanying the Prospectus at the time of registration;

3.1.39	No Broker's Fees
Neither the Manager nor any of its Affiliates or any person acting on their behalf has paid or agreed to pay to any person any compensation for soliciting another to subscribe or purchase any securities of Prime US REIT (except as contemplated by this Agreement, the Singapore Offer Agreement or as disclosed in the Preliminary Prospectus and the Prospectus);

3.1.40	Taxes
Other than real property transfer taxes and nominal stamp duty, there are no stamp duties or other issuance or transfer, capital gains, income and withholding taxes or duties or other similar taxes, fees or charges required to be paid in connection with the execution, delivery and performance of any of the Transaction Documents or the issuance or the sale of the Offering Units under this Agreement and the Singapore Offer Agreement; save as disclosed above and in the Preliminary Prospectus and the Prospectus, none of the Properties or properties and assets of the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities will be subject to any taxes or duties or similar fees or charges in connection with the transactions to be performed under the Transaction Documents. Each of the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities has complied with all applicable laws and regulations in respect of the payment of taxes;

3.1.41	Distributions

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Save as disclosed in the Preliminary Prospectus or the Prospectus, none of Prime US REIT or any of the Trust Group Entities is prohibited by applicable law or by any contractual obligation or contractual restriction, directly or indirectly, from paying any dividends or from making any other distribution on its income or its capital, or from repaying any loans or advances to it and the Manager is not prohibited by applicable law or by any contractual obligation or contractual restriction from declaring any distributions on Prime US REIT's income in accordance with the Trust Deed. No authorisation, approval or consent of any governmental authority or agency of such jurisdiction is required to effect distributions by Prime US REIT or any of the Trust Group Entities and such distributions may be converted into foreign currency and freely transferred out of such jurisdiction;

3.1.42	No Undisclosed Relationships
Other than as disclosed in both the Preliminary Prospectus and the Prospectus:

(a)
none of the Manager (as manager of Prime US REIT), the Manager US Sub, the Trustee (as trustee of Prime US REIT), Prime US REIT, any of the Trust Group Entities is a party to any transaction entered into other than on normal commercial terms; and

(b)
no transaction exists between (1) the Manager (as manager of Prime US REIT), the Manager US Sub, Prime US REIT, the Trustee (as trustee of Prime US REIT), any of the Trust Group Entities and (2) any of the entities within the Keppel Group and/or the KBS Group and any interested party (as such term is defined in the Code) with regard to the business, undertakings, assets or properties (including the Properties) of Prime US REIT or any of the Trust Group Entities or otherwise, which is required to be described in the Preliminary Prospectus and the Prospectus pursuant to the SFA;

3.1.43	Material Contracts
Neither the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities is party to, or affected by, any agreement, arrangement or obligation entered into not in the ordinary course of business that is material in the context of the Offering, or of the financial condition, prospects, earnings, business, undertakings, assets or properties of Prime US REIT and its subsidiaries, taken as a whole (including for the avoidance of doubt, the Properties) which is not disclosed in the Preliminary Prospectus and the Prospectus;

3.1.44	No Material Adverse Change
Except as disclosed in both the Preliminary Prospectus and the Prospectus, since the date of constitution of Prime US REIT:

(a)	there has not been any change or a development involving a prospective change in the capital or long-term debt of Prime US REIT and/or any of

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the Trust Group Entities, or any distribution of any kind declared, set aside for payment, paid or made by Prime US REIT and/or any of the Trust Group Entities on any class of capital, or any change having a Material Adverse Effect, or any development involving a prospective change which will have a Material Adverse Effect (including without limitation, having sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labour disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority); and

(b)
neither Prime US REIT nor any of the Trust Group Entities have entered into any transaction that is material in the context of the Offering or incurred any liability or obligation, direct or contingent, that is material in the context of the Offering;

3.1.45	No Registration
None of the Manager or any of its Affiliates (which for the avoidance of doubt, includes the Unit Lender), or any person acting on its or their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter) has, directly or indirectly, made or will make offers or sales of any security, or has solicited or will solicit offers to buy, any security under circumstances that would require registration of the Units under the Securities Act. No registration under the Securities Act is required for the offer and sale of the Units to or by the Joint Bookrunners and Underwriters in the manner contemplated herein and in the Preliminary Prospectus and the Prospectus;

3.1.46	AIFMD Compliance
The Manager has complied with all necessary requirements and formalities in the United Kingdom as required for purposes of the Offering pursuant to the AIFMD, as transposed into the laws of the United Kingdom, for the offering of Offering Units to eligible investors in the United Kingdom;

3.1.47	No Directed Selling Efforts and No General Solicitation
Prime US REIT is a "foreign issuer" (as defined in Regulation S), and none of the Manager, Prime US REIT nor any of their respective Affiliates (which for the avoidance of doubt, includes the Unit Lender) nor any person acting on its or their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter, concerning whom no representation is made) has engaged or will engage in any "directed selling efforts" (within the meaning of Regulation S) with respect to the Units and there will be no general solicitation or advertising (as defined in Regulation D) in the United States;

3.1.48	No SUSMI
The Manager reasonably believes that there is "no substantial U.S. market interest" (as defined in Regulation S) in the Units or any security in the same class or series as the Units;

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3.1.49	Accredited Investor
The Manager reasonably believes that the US Trusts are each an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Accordingly, the Manager reasonably believes:

(a)	each US Trust is a trust, which total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units offered; and

(b)
the purchase by each US Trust has been directed by a sophisticated person with such knowledge and experience in financial business matters that he is capable of evaluating the merits and risks of the prospective investment.

3.1.50	No Integration.
Within the preceding six months, none of the Manager, Prime US REIT nor any of their respective Affiliates (which for the avoidance of doubt, includes the Unit Lender) nor any person acting on its or their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter, concerning whom no representation is made) has offered or sold to any person any Units or any securities of the same or a similar class as the Units in a manner that is or would be integrated with the sale of the Offering Units and would require the Offering Units to be registered under the Securities Act;

3.1.51	Investment Company Act
Prime US REIT is not, and as a result of the Offering or the receipt or application of the proceeds thereof will not be, an "investment company" as defined in the U.S. Investment Company Act of 1940, as amended;

3.1.52	Compliance with the US Tax Code

(a)
The Parent US REIT's current organization and its current and anticipated investments and plan of operations as disclosed in the Preliminary Prospectus and the Prospectus will enable it to meet the requirements for qualification and taxation as a "real estate investment trust" pursuant to sections 856 through 860 of the US Tax Code;

(b)
each of the Property-Tier US LLCs' current organization and its current and anticipated investments and plan of operations as disclosed in the Preliminary Prospectus and the Prospectus will enable each of them to elect to be a U.S. REIT if such election is desirable in the opinion of the Parent US REIT's board of directors, and upon such election, will meet the requirements for qualification and taxation as a "real estate investment trust" pursuant to sections 856 through 860 of the US Tax Code;

3.1.53	All tax rulings obtained
Save for the Tax Rulings and confirmations sought from IRAS on the continued validity of such Tax Rulings, the Manager has not (through its tax advisers or

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otherwise) and is not required to obtain any material tax rulings from the IRAS or the IRS for the taxation structure of Prime US REIT as described in the Preliminary Prospectus and the Prospectus, and the Tax Rulings have not been withdrawn or materially and adversely amended;

3.1.54	Compliance with Laws
Each of the Preliminary Prospectus and the Prospectus contains all particulars and information required by, and is in compliance with, and each of Prime US REIT, the Trust Group Entities, the Manager and the Manager US Sub are in compliance with all applicable provisions of the SFA, the Code, the CIS Regulations, the Listing Rules and all other requirements of the SGX-ST, the MAS and, except as would not individually or in the aggregate have a Material Adverse Effect, all other applicable statutes, governmental regulations and laws;

3.1.55	Use of proceeds
The statements in the section of the Preliminary Prospectus and the Prospectus titled "Use of Proceeds" fairly and accurately describe the intended use of proceeds of the Offering and the Manager will apply such proceeds in the manner stated therein;

3.1.56	Section 309B of the SFA
The Manager has notified the SGX-ST and the Joint Bookrunners and Underwriters, in compliance with Section 309B of the SFA, that the Offering Units, the Cornerstone Units, the KBS Units and the Over-Allotment Units to be issued pursuant to the Offering shall be prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products);

3.1.57	No unlawful payments
Neither the Manager, the Manager US Sub, Prime US REIT, any of the Trust Group Entities, nor any director or officer of the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities, nor, to the knowledge of the Manager, any of their respective employees, agents, Affiliates or other persons associated with or acting on behalf of any of the foregoing has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered to make, agreed, requested, received, authorized, or taken an act in furtherance of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including officials and employees of any government-owned or controlled entity or of a public international organisation, any political party or party official or candidate for political office, any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or any other person; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention

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on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law (collectively, the "Anti Bribery Laws"). Except as otherwise disclosed, no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Manager, the Manager US Sub, Prime US REIT, any of the Trust Group Entities with respect to Anti-Bribery Laws is pending or, to the knowledge of the Manager, threatened. The Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities have instituted, and maintain and enforce, policies, procedures and controls designed to promote and ensure compliance with all applicable Anti-Bribery Laws;

3.1.58	No conflicts with Sanctions Laws
Neither the Manager, the Manager US Sub, Prime US REIT, the Trust Group Entities nor any of their respective directors or officers, nor, to the knowledge of the Manager, any of their respective employees, agents, Affiliates or other persons acting on behalf of the foregoing is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC") or the U.S. Department of State and including, without limitation, the designation as a "specially designated national" or "blocked person"), the United Nations Security Council ("UNSC"), the European Union or any of its Member States, Her Majesty's Treasury ("HMT") or other relevant sanctions authority (collectively, "Sanctions"), nor is the Manager, the Manager US Sub, Prime US REIT or any of the Trust Group Entities located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Crimea region of Ukraine and Syria (each, a "Sanctioned Country"); and the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities will not directly or indirectly use, or authorize any other person to use, the proceeds of the offering of the Offering Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that causes any of the Joint Bookrunners and Underwriters to violate the Sanctions. The Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities have not, and to the knowledge of the Manager, none of the directors, officers, employees, agents and Affiliates of the foregoing have engaged in, directly or indirectly, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, or that otherwise violates Sanctions; and

3.1.59	Compliance with Money Laundering Laws
The operations of the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities are and have been conducted at all times in compliance

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with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering and terrorism financing statutes of all jurisdictions where the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the "AntiMoney Laundering and Anti-Terrorism Financing Laws") and no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Manager, the Manager US Sub, Prime US REIT and the Trust Group Entities with respect to the Anti-Money Laundering and Anti-Terrorism Financing Laws is pending or, to the knowledge of the Manager, threatened.

3.2	Representations and warranties of the Sponsor
The Sponsor severally represents and warrants to and agrees with each Joint Bookrunner and Underwriter as set forth in this Clause 3.2, and accepts that the Joint Bookrunners and Underwriters are entering into this Agreement and the Repayment Side Letter in reliance upon each such representation, warranty and undertaking:

3.2.1	Organisation of Sponsor and its respective subsidiaries

(a)
The Sponsor has been duly organised and is validly existing as a corporation under the laws of Singapore with full power and authority to enter into and perform any of the Transaction Documents to which it is a party and to own or lease, as the case may be, and to operate its assets and properties and conduct its business as described in the Preliminary Prospectus and the Prospectus;

(b)
KBS REIT Properties III has been duly organised and is validly existing as a limited liability company under the laws of the State of Delaware with full power and authority and has obtained all approvals, licenses, authorisations and consents to enter into and perform any of the Transaction Documents to which it is a party;

(c)
To the best of the Sponsor's knowledge after due and careful inquiries, the US Asset Manager has been duly organised and is validly existing as a limited liability company under the laws of the State of Delaware with full power and authority and has obtained all approvals, licenses, authorisations and consents to enter into and perform any of the Transaction Documents to which it is a party;

(d)
The Sponsor and KBS REIT Properties III have not taken any action, nor to the knowledge of the Sponsor have any other steps been taken or legal proceedings started or threatened against the Sponsor and/or KBS REIT Properties III for their winding up or dissolution, or for either of them to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver,

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administrative receiver, provisional liquidator, trustee or similar officer for any of them, or any of their interests, properties, revenues or assets;

(e)
To the best of the Sponsor's knowledge after due and careful inquiries, the US Asset Manager has not taken any action, nor have any other steps been taken or legal proceedings started or threatened against the US Asset Manager for its winding up or dissolution, or for it to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrative receiver, provisional liquidator, trustee or similar officer for it, or any of its interests, properties, revenues or assets;

3.2.2	Transaction Documents
Each of the Transaction Documents to which the Sponsor or entities within the KBS Group are a party to has been duly authorised, executed and delivered by the Sponsor and the respective entity within the KBS Group, and each of those Transaction Documents to be entered into by the Sponsor or entities within the KBS Group on the Listing Date will, when executed and delivered by such party, constitute such parties' valid and legally binding agreements, enforceable in accordance with their terms (subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity) and each of such Transaction Documents has not been amended or supplemented other than as disclosed in the Preliminary Prospectus and the Prospectus. Each of the Transaction Documents which has been entered into by the Sponsor or entities within the KBS Group are in full force and effect and there are no material breaches or defaults of these agreements on the part of the Sponsor, and to the Sponsor's knowledge, the counterparties to these agreements. To the knowledge of the Sponsor, there is no reason why the transactions described in the Transaction Documents (as applicable) would not be consummated;

3.2.3	No conflicts
None of the execution and delivery of any of the Transaction Documents to which the Sponsor or entities within the KBS Group are a party to, the consummation of any of the transactions contemplated herein or therein or the fulfilment of the terms hereof or thereof or any other event, constitutes or will constitute an event which entitles any person to require the redemption, repurchase or repayment of any indebtedness of the Sponsor, or will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any asset or property belonging to the Sponsor, whether with the passage of time or giving of notice or otherwise, in each case pursuant to:

(a)	its Constitution, bylaws or other constitutive documents;

(b)	the terms of any Document to which the Sponsor is a party or bound or to which its assets or properties are subject; or

(c)	any statute, law, rule, regulation, judgment, order or decree applicable to the Sponsor of any court, regulatory body, administrative agency,

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governmental body, arbitrator or other authority having jurisdiction over the Sponsor or any of its assets and properties, as applicable, except in the case of paragraphs (b) and (c) only, where such conflict, breach, violation or imposition would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the Sponsor's performance of this Agreement;

3.2.4	No Consents
No consent, approval, authorisation, licence, filing with or order of any court or governmental agency or body (including any consent, approval or authorisation of shareholders of the Sponsor) is required by the Sponsor in connection with the transactions contemplated by this Agreement or any of the Transaction Documents to which the Sponsor is a party (including, without limitation, the execution, delivery and performance thereof), except such as have been obtained and disclosed in the Preliminary Prospectus and the Prospectus and all such consents, approvals, authorisations, licences, filings with or orders of any court or governmental agency or body, as the case may be, are in full force and effect and to the extent that the same is subject to any conditions that are required to be complied with or fulfilled on or before the First Closing Date, that such conditions have been or will be complied with and fulfilled, save for such consents, approvals, authorisations, licences, filings or orders, the lack of which, or failure to comply or fulfil do not, individually or in the aggregate, give rise to a Material Adverse Effect or a material adverse effect on the Sponsor's performance of this Agreement;

3.2.5	No Violation
Neither the Sponsor is in, nor is the Sponsor aware of any fact or circumstance that may give rise to a, violation or default of the terms of:

(a)	any provision of its Constitution, bylaws or other constitutive documents;

(b)	any Document to which it is a party or bound or to which its assets or properties is subject; or

(c)
any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of its assets or properties, as applicable, except in the case of paragraphs (b) and (c) only, where such event, violation or default would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the Sponsor's performance of this Agreement;

3.2.6	No Proceedings
No action, suit or litigation, arbitration, investigation or administrative proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sponsor and its assets and properties is pending

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or, as far as the Sponsor is aware, threatened and to its knowledge, no event has occurred which could reasonably be expected to give rise to any such proceedings that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or a material adverse effect on the Sponsor's performance of this Agreement, and no order has been made or resolution passed and no petition has been presented for the winding-up of the Sponsor or for the appointment of an administrator, provisional supervisor, provisional liquidator or analogous officer;

3.2.7	No immunity
None of the Sponsor, the entities within the KBS Group, their properties, assets or revenues (including, without limitation, the Properties) are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment;

3.2.8	No Stabilisation
Neither the Sponsor nor any person acting on its behalf (other than the Stabilising Manager or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under any applicable law or regulation or otherwise, in the stabilisation or manipulation of the price of any security of Prime US REIT (including options in respect of the Units and other securities which are convertible into or exchangeable for those Units and any associated securities) to facilitate the sale or resale of the Units, or which would or might otherwise be reasonably expected to constitute stabilising action or the purpose of which is to create actual, or apparent, active trading in, false or misleading impression as to the market in or value of the Units or to stabilise, manipulate or raise the price of the Units;

3.2.9	Information Provided on the KBS Group
All information provided, or documents provided, disclosed or made available from time to time by the Sponsor, the entities within the KBS Group, and their directors, officers and employees in relation to the KBS Group only to the Joint Bookrunners and Underwriters or their legal advisers, or to any of the Advisers, Experts or the Reporting Auditors for the purposes of the Offering (including the Verification Notes) or any of their respective reports or letters contained or referred to in the Preliminary Prospectus and the Prospectus or any management representations or documents or other information requested by the Reporting Auditors or Allen & Gledhill LLP or DLA Piper LLP (US) or Greenberg Traurig, LLP in connection with the provision of any comfort letters and in connection with the legal due diligence reports on the Properties or for the purposes of or in the course of preparation of any application, request or response to the SGX-ST and the MAS or other regulatory authorities or set out in or accompanying the applications to the SGX-ST for the listing and quotation of the Units, or any other purpose related to the Offering, in each case, as

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amended, modified or supplemented by any additional material information provided by or on behalf of either Sponsor to the Joint Bookrunners and Underwriters, their legal advisers or any of the Advisers prior to the date of this Agreement or otherwise superseded by information in the Preliminary Prospectus and the Prospectus, are:

(a)	true and accurate in all material respects, and not misleading in any material respect, whether by omission or misstatement in light of the circumstances under which such statement was made; and

(b)	as regards forecasts or estimates, and statements of opinion, belief, intention or expectation, truly, honestly and reasonably held and given in good faith after due and careful enquiry;

3.2.10	Preliminary Prospectus and Prospectus
In relation to information relating to the Sponsor, the Preliminary Prospectus (as at its date of publication) and the Prospectus (as at its date of publication and each Closing Date) are true and accurate in all material respects, and not misleading in any material respect, whether by omission or misstatement in light of the circumstances under which such statement was made, and in the case of any amendment or supplement to the Prospectus as at the date of its publication and the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.2.11	No Registration
Neither the Sponsor nor any of its Affiliates (which for the avoidance of doubt, includes the Unit Lender) nor any person acting on any of their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter) has, directly or indirectly, made or will make offers or sales of any security, or has solicited or will solicit offers to buy, any security under circumstances that would require registration of the Units under the Securities Act;

3.2.12	No Directed Selling Efforts
Neither the Sponsor nor any of its Affiliates (which for the avoidance of doubt, includes the Unit Lender) nor any person acting on any of their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter, concerning whom no representation is made) has engaged or will engage in any "directed selling efforts" (within the meaning of Regulation S) with respect to the Units;

3.2.13	No SUSMI
The Sponsor reasonably believes that there is no "substantial US market interest" (as defined in Regulation S) in the Units or any security in the same class or series of the Units;

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3.2.14	No unlawful payments
None of the Sponsor or any of the entities within the KBS Group nor any of their directors or officers nor, to the knowledge of the Sponsor, any employee of the Sponsor or the entities within the KBS Group or any agent, Affiliate or other person acting on behalf of any of the foregoing has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered to make, agreed, requested, received, authorized, or taken an act in furtherance of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including officials and employees of any government-owned or controlled entity or of a public international organisation, any political party or party official or candidate for political office, any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or any other person; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable Anti-Bribery Laws. Except as otherwise disclosed, no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Sponsor or the entities within the KBS Group with respect to Anti-Bribery Laws is pending or, to the knowledge of the Manager, threatened. The Sponsor and the entities within the KBS Group have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable Anti-Bribery Laws;

3.2.15	No conflicts with Sanctions Laws
None of the Sponsor or any of the entities within the KBS Group nor any of their directors or officers nor, to the knowledge of the Sponsor, any employee of the Sponsor or the entities within the KBS Group or any agent, or Affiliate or other person associated with or acting on behalf of any of the entities within the KBS Group is currently the subject or the target of any Sanctions, nor is the Sponsor or any of the entities within the KBS Group located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Sanction Country; and the Sponsor will not cause the proceeds of the offering of the Offering Units hereunder to be used, directly or indirectly or to be lent, contributed or otherwise made available to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that causes any of the Joint Bookrunners and Underwriters to violate the Sanctions. The Sponsor and the entities within the KBS Group have not, and to the knowledge of the Sponsor, none of the directors, officers, employees, agents, and Affiliates acting on behalf of any of the entities within the KBS Group have engaged in, directly or indirectly, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, or that otherwise violates Sanctions, and no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such

537518-4-8594-v7.4	‑ 53 ‑	17-40684037

investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Sponsor or the entities within the KBS Group with respect to Sanctions is pending or, to the knowledge of the Sponsor, threatened. The Sponsor and the entities within the KBS Group have instituted, and maintain and enforce, policies, procedures and controls designed to promote and ensure compliance with Sanctions;

3.2.16	Compliance with Money Laundering Laws
The operations of the Sponsor and the entities within the KBS Group are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the AntiMoney Laundering and Anti-Terrorism Financing Laws and no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court involving any of the entities within the KBS Group with respect to the Anti-Money Laundering and Anti-Terrorism Financing Laws is pending or, to the knowledge of the Sponsor, threatened.

3.3	Representations and warranties of the Unit Lender
The Unit Lender represents and warrants to and agrees with each Joint Bookrunner and Underwriter, as follows:

3.3.1	Organisation of the Unit Lender

(a)
The Unit Lender has been duly organised and is validly existing as a limited liability company under the laws of the State of Delaware and has full legal right, power and authority and has obtained all approvals, licenses, authorisations and consents to enter into and perform its obligations under this Agreement, Unit Lending Agreement and the Lock-up Letter executed by it, and to carry out the transactions contemplated by them;

(b)
The Unit Lender has not taken any action, nor to the knowledge of the Unit Lender have any other steps been taken or legal proceedings started or threatened against the Unit Lender for its winding up or dissolution, or for it to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrative receiver, provisional liquidator, trustee or similar officer for it, or any of its interests, properties, revenues or assets; and

3.3.2	Execution of Agreements
Each of the Transaction Documents to which the Unit Lender is a party has been duly authorised, executed and delivered by the Unit Lender, is in full force and effect and has not been amended or supplemented and each constitute the Unit Lender's valid and legally binding agreements, enforceable in accordance with their respective terms (subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity); there shall not have occurred any breach, default or non-

537518-4-8594-v7.4	‑ 54 ‑	17-40684037

compliance by the Unit Lender, and, to the knowledge of the Unit Lender, any of the parties thereto, of any of their obligations and agreements under such Transaction Documents to which the Unit Lender is a party. To the knowledge of the Unit Lender, there is no reason why the transactions as described in the relevant Transaction Documents to which the Unit Lender is a party would not be consummated;

3.3.3	No conflicts
None of the execution, delivery and performance of any of the Transaction Documents to which the Unit Lender is a party to, the consummation of any of the transactions contemplated herein or therein, the fulfilment of the terms hereof or thereof or any other event, constitutes or will constitute an event which entitles any person to require the redemption, repurchase or repayment of any indebtedness of the Unit Lender, or will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any asset or property belonging to the Unit Lender, whether with the passage of time or giving of notice or otherwise, in each case pursuant to:

(a)	its Constitution, bylaws or other constitutive documents;

(b)	the terms of any Document to which the Unit Lender is a party or bound or to which its assets or properties is subject; or

(c)
any statute, law, rule, regulation, judgment, order or decree (including, without limitation, the Listing Rules) of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority applicable to the Unit Lender or any of its assets and properties, except in the case of paragraphs (b) and (c) only, where such conflict, breach, violation or imposition would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the Unit Lender's performance of this Agreement and the Unit Lending Agreement;

3.3.4	Preliminary Prospectus and Prospectus
The Unit Lender Information contained in the Preliminary Prospectus (as at the date of its publication) and the Prospectus (as at the date of publication and the Closing Date) were, and in the case of any amendment or supplement to the Prospectus at the date of its publication and the Closing Date will be, true and accurate in all material respects and not misleading in any material respect and there are no other material facts in relation to the Unit Lender the omission of which would in the context of the offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche, make any statement relating to the Unit Lender in the Prospectus (and any amendment or supplement to it) or the Preliminary Prospectus (as at their respective dates) misleading in any material respect;

537518-4-8594-v7.4	‑ 55 ‑	17-40684037

3.3.5	No consents
No consent, approval, authorisation, licence, filing with or order of any court or governmental agency or body (including any consent, approval or authorisation of the member of the Unit Lender) is required by the Unit Lender in connection with the transactions contemplated by any of the Transaction Documents to which the Unit Lender is a party (including the execution, delivery and performance thereof), except such as have been obtained and disclosed in the Preliminary Prospectus and the Prospectus, and all such consents, approvals, authorisations, licences, filings with or orders of court or governmental agency of body, as the case may be, are in full force and effect and to the extent that the same is subject to any conditions that are required to be complied with or fulfilled on or before the First Closing Date, that such conditions have been complied with and fulfilled, except for such consent, approval, authorisation, licence, filing with or order of any court or governmental agency or body, the lack of which would not, individually or in the aggregate have a Material Adverse Effect or a material adverse effect on the Unit Lender's performance of this Agreement and the Unit Lending Agreement;

3.3.6	No violation
Neither the Unit Lender is in, nor is the Unit Lender aware of any fact or circumstance that may give rise to, a violation or default of the terms of:

(a)	any provision of its constitutive documents;

(b)	any Document to which it is a party or bound or to which its assets or properties is subject; or

(c)
any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over its or any of its assets or properties, as applicable, except (with respect to paragraphs (b) and (c) only) for such violation or default which would not, individually or in the aggregate, have a Material Adverse Effect and a material adverse effect on the Unit Lender's performance of this Agreement and the Unit Lending Agreement;

3.3.7	No proceedings
No action, suit or litigation, arbitration, investigation or administrative proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Unit Lender and its assets and properties is pending or, as far as the Unit Lender is aware, threatened and no event has occurred which could reasonably be expected to give rise to any such proceedings that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or a material adverse effect on the Unit Lender's performance of this Agreement and the Unit Lending Agreement, and no order has been made or resolution passed and no petition has been presented for the winding-up of the Unit Lender or for the appointment of an

537518-4-8594-v7.4	‑ 56 ‑	17-40684037

administrator, provisional supervisor, provisional liquidator or analogous officer;

3.3.8	No immunity
None of the Unit Lender or its subsidiaries, properties, assets or revenues (including, without limitation, the Properties) are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment;.

3.3.9	Over-Allotment Units
As at each Option Closing Date, the Unit Lender will have full legal ownership of the OverAllotment Units as described in the Preliminary Prospectus and the Prospectus and the Unit Lender will be entitled to deliver such Over-Allotment Units to the Stabilising Manager, as agent of the Joint Bookrunners, in accordance with this Agreement, and the Over-Allotment Units, when (and to the extent) delivered to the Stabilising Manager, will be fully paid and will be delivered free from all Encumbrances, and will be freely transferable save as provided in the Trust Deed and/or as disclosed in the Preliminary Prospectus and the Prospectus;

3.3.10	No stabilisation
None of the Unit Lender nor any person acting on its behalf (other than the Stabilising Manager or any of its Affiliates or other persons acting on behalf of the Stabilising Manager) has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under any applicable law or regulation or otherwise, in the stabilisation or manipulation of the price of any security of Prime US REIT (including options in respect of the Units and other securities which are convertible into or exchangeable for those Units and any associated securities) to facilitate the sale or resale of the Units, or which would or might reasonably be expected to otherwise constitute stabilising action or the purpose of which is to create actual, or apparent, active trading in, false or misleading impression as to the market in or value of the Units or to stabilise, manipulate or raise the price of the Units;

3.3.11	Unit Lending Agreement
The representations and warranties made by the Unit Lender in the Unit Lending Agreement are true and correct;

3.3.12	No Registration
None of the Unit Lender nor any person acting on any of its behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter) has, directly or indirectly, made or will make offers or sales of any security, or has solicited or will solicit offers to buy, any security under

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circumstances that would require registration of the Units under the Securities Act. No registration under the Securities Act of the Units is required for the offer and sale of the Units to the Unit Lender in the manner contemplated herein and in the Preliminary Prospectus and the Prospectus;

3.3.13	No Directed Selling Efforts
None of the Unit Lender nor any of its Affiliates nor any person acting on any of their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter, concerning whom no representation is made) has engaged or will engage in any "directed selling efforts" (within the meaning of Regulation S) with respect to the Units;

3.3.14	No SUSMI
The Unit Lender reasonably believes that there is no "substantial US market interest" (as defined in Regulation S) in the Units or any security in the same class or series of the Units;

3.3.15	No unlawful payments
None of the Unit Lender, its subsidiaries nor any member of the Unit Lender or its subsidiaries nor, to the knowledge of the Unit Lender, or any agent, Affiliate, or other person associated with or acting on behalf of the Unit Lender or its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered to make, agreed, requested, received, authorized, or taken an act in furtherance any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including officials and employees of any government-owned or controlled entity or of a public international organisation, any political party or party official or candidate for political office, any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or any other person; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable Anti-Bribery Laws. No action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Unit Lender or its subsidiaries or, to the knowledge of the Unit Lender, its Affiliates with respect to Anti-Bribery Laws is pending or, to the knowledge of the Unit Lender, threatened. The Unit Lender has instituted, and maintains and enforces, policies and procedures designed to promote and ensure compliance with all applicable Anti-Bribery Laws;

3.3.16	No conflicts with Sanctions Laws
None of the Unit Lender, its subsidiaries nor any member of any of the Unit Lender or its subsidiaries nor, to the knowledge of the Unit Lender, any agent, Affiliate, or other person associated with or acting on behalf of the Unit Lender or its subsidiaries is currently the subject or the target of any Sanctions, nor is the Unit Lender or its subsidiaries located, organized or resident in a country or

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territory that is the subject or the target of Sanctions, including, without limitation, the Sanction Countries; and the Unit Lender will not directly or indirectly use, or authorize any other person to use, the proceeds of the offering of the Over-Allotment Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity: (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that causes any of the Joint Bookrunners and Underwriters to violate the Sanctions. None of the Unit Lender or its subsidiaries has, and to the knowledge of the Unit Lender, none of its members and Affiliates of the foregoing have engaged in, directly or indirectly, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, or that otherwise violates Sanctions;

3.3.17	Compliance with Money Laundering Laws
The operations of the Unit Lender and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering and Anti-Terrorism Financing Laws and no action, suit, proceeding, investigation (where the subject of the investigation has knowledge or reason to know of such investigations), or other written inquiry by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Unit Lender or its subsidiaries with respect to the Anti-Money Laundering and Anti-Terrorism Financing Laws is pending or, to the knowledge of the Unit Lender, threatened.

3.4	Repetition of representations and warranties
The representations and warranties of the Manager in Clause 3.1, the Sponsor in Clause 3.2 and the Unit Lender in Clause 3.3 shall be deemed to be repeated by the relevant parties as of the Execution Time and at all times up to and including each Closing Date (including without limitation, the date of the Repayment Side Letter, the Completion Date and at the time immediately prior to closing on each Closing Date). As of the date of any amendments or supplements to the Prospectus prepared by the Manager in accordance with the terms of this Agreement, the representations and warranties of the Manager in Clause 3.1, of the Sponsor in Clause 3.2 and of the Unit Lender in Clause 3.3, will be true and accurate with respect to the Prospectus as so amended or supplemented as if repeated as at such date.

3.5	Reliance on representations and warranties
Each of the Manager, the Sponsor and the Unit Lender acknowledges, in respect of itself (and in the case of the Manager, in respect of Prime US REIT), that the Joint Bookrunners and Underwriters are entering into this Agreement in reliance on each representation and warranty given by it in this Clause 3.

3.6	Representations and warranties independent

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Each representation or warranty is to be construed independently and (except where this Agreement provides otherwise) is not limited by any provision of this Agreement or any other representation or warranty.

3.7	Officers' Certificates
Any Officers' Certificate signed by any officer of the Manager, the Sponsor and/or the Unit Lender delivered to the Joint Bookrunners and Underwriters or their counsel shall be deemed a representation and warranty by the Manager, the relevant Sponsor and the Unit Lender, as the case may be, to each Joint Bookrunner and Underwriter as to the matters covered thereby.

4.	UNDERTAKINGS BY THE MANAGER, THE SPONSOR AND THE UNIT LENDER

4.1	Copies of Prospectus
The Manager will furnish to each Joint Bookrunner and Underwriter and counsels for the Joint Bookrunners and Underwriters, without charge, during the period referred to in 4.3, such number of copies of the Preliminary Prospectus and the Prospectus and any amendments and supplements thereto as they may reasonably request from time to time.

4.2	No amendments
The Manager and the Sponsor undertakes that they will not amend or supplement the Preliminary Prospectus or Prospectus without the prior written consent of the Joint Global Coordinators (such consent not to be unreasonably withheld or delayed) except as required by applicable law or regulation, rule or directive (including without limitation, the SFA or the Listing Rules) (and in such case, without prejudice to Clauses 3.1.28, 3.2.10 and 3.3.4 and subject to the prior agreement of the Joint Bookrunners and Underwriters) as to the contents of the amendments or supplements. Neither the consent of the Joint Global Coordinators, nor the delivery by any Joint Bookrunner and Underwriter of any such amendment or supplement to offerees or investors, shall constitute a waiver of any of the conditions set forth in Section 4 hereof or waiver of any rights under this Agreement, including termination rights under Clause 8.

4.3	Notice
If at any time prior to the Closing Date, the Manager, the Sponsor or the Unit Lender becomes aware that any event has occurred as a result of which:

4.3.1	Representations and Warranties
Any of the representations and warranties given pursuant to Clause 3.1 or Clause 3.2 or Clause 3.3 would be untrue or incorrect as if such representations and warranties had been made or given at such time; or

4.3.2	Prospectus

(a)
any statement of fact contained in the Preliminary Prospectus or the Prospectus (as then amended or supplemented) would not be true and accurate in all material respects or is misleading in any material respect;

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(b)
the Preliminary Prospectus or the Prospectus (as then amended or supplemented) would not contain all information investors and their professional advisers would reasonably require and reasonably expect to find there, or that is necessary to enable investors and their professional advisers to make an informed assessment of the merits and risks of an investment in Prime US REIT, including without limitation the assets and liabilities, financial position, profits and losses and prospects of Prime US REIT and the Trust Group Entities and of the rights attached to the Units;

(c)
any information would be omitted from the Preliminary Prospectus or the Prospectus (as then amended or supplemented) which might be necessary in order to make the statements in the Preliminary Prospectus or the Prospectus (as then amended or supplemented and as the case may be) not misleading in any material respect or which, in the context of the offering and sale of Units pursuant to the Offering, would be material for disclosure in the Preliminary Prospectus or the Prospectus (as the case may be); or

(d)
if it shall be necessary to amend or supplement the Prospectus, to comply with applicable law or regulation, rule or directive (including without limitation, the SFA, the CIS Regulations, the Code and the Listing Rules) by any governmental, supervisory or administrative bodies or agencies (including without limitation the SGX-ST and MAS); or

4.3.3	Breach
Any of the Manager, the Sponsor or the Unit Lender has failed to comply with any of its undertakings under this Agreement or breached in any material respect an obligation it has under a Transaction Document, or if any of the conditions set out in Clauses 7.3 and 7.4 are not, or will not be fulfilled by the First Closing Date and the relevant Option Closing Date (as the case may be), then the Manager (on behalf of the Trustee and itself), the Sponsor or the Unit Lender, as the case may be, will promptly upon becoming aware of such failure:

(i)	notify the Joint Bookrunners and Underwriters of any such event or circumstance in writing;

(ii)
in the case of the Manager only, subject to the requirements of Clause 4.2, with respect to Clause 4.3.2 prepare an amendment or supplement that will correct such statement or omission or effect such compliance;

(iii)
in the case of the Manager only, supply any supplemented or amended Prospectus to the Joint Bookrunners and Underwriters, and the counsel for the Joint Bookrunners and Underwriters without charge in such quantities as they may reasonably request; and

(iv)	take such other steps as may be reasonably requested by the Joint Bookrunners and Underwriters to publicise the same.

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Without prejudice to the generality of this Clause 4.3, each of the Manager, the Sponsor and the Unit Lender undertakes to the Joint Bookrunners and Underwriters that they will not knowingly do or omit to do any act or thing which would render any of the warranties, agreements, or undertakings given pursuant to Clause 3 of this Agreement to be untrue or incorrect, or breached.

4.4	Qualifications
The Manager (on behalf of Prime US REIT) will arrange, if necessary, for the qualification of the Units for sale by the Joint Bookrunners and Underwriters under the laws of such jurisdictions as the Manager (on behalf of Prime US REIT) and the Joint Bookrunners and Underwriters may agree and will maintain such qualifications in effect so long as required for the sale of the Units. However, in no event shall the Manager be obliged to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject. The Manager (on behalf of Prime US REIT) will promptly advise the Joint Bookrunners and Underwriters of the receipt by the Manager of any notification with respect to the suspension or withdrawal of the qualification of the Units for subscription or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

4.5	No actions which would require registration of Units
None of the Manager, the Sponsor, the Unit Lender, any of their respective Affiliates, nor any person acting on its or their behalf (which, for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration or (subject to Clause 4.4) qualification of the Units in any jurisdiction outside Singapore, including registration under the Securities Act.

4.6	No directed selling efforts
None of the Trustee, the Manager, the Sponsor, the Unit Lender or any of their Affiliates, nor any person acting on its or their behalf (which for the avoidance of doubt, shall not include any Joint Bookrunner and Underwriter) will engage in any "directed selling efforts" (within the meaning of Regulation S) with respect to the Units.

4.7	Listing, clearance and settlement
The Manager will:

4.7.1	Cause Listing
Use its best endeavours to cause the Listing of the Units from 2 p.m. on the First Closing Date, and will procure that any conditions in the ETL Letter that are required to be complied with and fulfilled before the First Closing Date, are so complied with and fulfilled;

4.7.2	Maintain Listing

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Use its best endeavours to maintain such Listing and if it is unable to do so, having used such endeavours, the Manager shall use all reasonable endeavours to obtain and maintain a listing for the Units on one or more other alternative stock exchanges as the Manager (on behalf of Prime US REIT), with the approval of the Joint Bookrunners and Underwriters may decide; and

4.7.3	Clearance and Settlement
Co-operate with the Joint Bookrunners and Underwriters and use its best endeavours to cause the Units to become eligible for clearance and settlement through CDP from the First Closing Date.

4.8	Lock-ups

4.8.1
Each of the Manager, KBS REIT III, KBS REIT Holdings III, KBS LP III and KBS REIT Properties III, severally agrees to execute and deliver, to the Joint Bookrunners and Underwriters their respective Lock-up Letters and to comply with and procure the compliance with the same.

4.8.2
Each of the Manager and the Sponsor severally agrees to procure the execution and delivery to the Joint Bookrunners and Underwriters of the Lock-up Letter by KBS REIT III, KBS REIT Holdings III, KBS LP III and KBS REIT Properties III.

4.9	Further undertakings
Each of the Manager, the Sponsor and the Unit Lender undertakes and covenants as follows:

4.9.1	to not amend any of the terms of the KBS Subscription Agreement without the written consent of all the Joint Global Coordinators (such consent not to be unreasonably withheld or delayed);

4.9.2
(in the case of the Manager only) to not waive any breach by KBS REIT Properties III of the terms of the KBS Subscription Agreement without the written consent of all the Joint Global Coordinators (such consent not to be unreasonably withheld or delayed);

4.9.3
to not terminate the KBS Subscription Agreement or take any action which might jeopardise the existence, or enforceability of any of the terms, of the KBS Subscription Agreement without the written consent of all the Joint Global Coordinators (such consent not to be unreasonably withheld or delayed);

4.9.4
that it shall not breach any of its obligations and it shall duly and promptly perform its obligations under this Agreement and each of the Transaction Documents to which it is a party, and (in the case of the Manager only) to procure the performance of the relevant entities' obligations under the Portfolio Sale and Purchase Agreement;

4.9.5
(in the case of the Manager only) to procure that non-voting, fixed coupon preferred stock shall be issued by the Parent US REIT to more than 100 individuals who shall not be related to the Manager, the Sponsor or their

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respective Affiliates no later than 30 January 2020, and to procure that as of the First Closing Date:

(a)	all units of ownership interest of each of the Property-Tier US LLCs (except for Prime US-222 Main, LLC) shall be held by the Lower-Tier US LLC;

(b)	all units of ownership interest of Prime US-222 Main, LLC shall be held by Prime US-Acquisition I, LLC;

(c)	all units of ownership interest of Prime US-Acquisition I, LLC shall be held by Prime US Properties, LLC;

(d)	all units of ownership interest of each of Prime US Properties, LLC and the Lower-Tier US LLC shall each be held by the Mid-Tier US LLC;

(e)	all units of ownership interest of the Mid-Tier US LLC shall be held by the Upper-Tier US LLC;

(f)	all units of ownership interest of the Upper-Tier US LLC shall be held by the Parent US REIT; and

(g)	100% of the voting shares of common stock in the Parent US REIT shall be held by Singapore Sub 1, as described in the Preliminary Prospectus and the Prospectus;

4.9.6
(in the case of the Manager only) to procure the issue of the title insurance policies in the form of the Proforma Title Insurance Policies (which shall provide coverage for a Property up to the amount of consideration paid or payable to the applicable Vendor and which shall only be subject the Title Insurance Exceptions) by the Title Insurance Company;

4.9.7
to promptly notify the Joint Bookrunners and Underwriters of all communications (written or oral) between the Manager (or any person acting on its behalf, including any legal counsel) and/or the Sponsor (or any person acting on its behalf, including any legal counsel) in respect of or relating to Clauses 4.9.1, 4.9.2 and 4.9.3; and

4.9.8
(in the case of the Manager only) to diligently pursue and enforce its rights under the KBS Subscription Agreement, including without limitation, if requested by any Joint Bookrunner and Underwriter, claiming for specific performance under the KBS Subscription Agreement. In pursuing or enforcing its rights under the KBS Subscription Agreement, the Manager shall act in accordance with the reasonable instructions of the Joint Bookrunners and Underwriters.

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4.10	Cornerstone Subscription Agreements
The Manager undertakes and covenants that it:

4.10.1
shall not amend any of the terms of the Cornerstone Subscription Agreements without the written consent of all the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed);

4.10.2
shall not waive any breach by any Cornerstone Investor of the terms of the Cornerstone Subscription Agreement without the written consent of all the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed);

4.10.3
shall not terminate the Cornerstone Subscription Agreements or take any action which might jeopardise the existence, or enforceability of any of the terms, of the Cornerstone Subscription Agreements without the written consent of all the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed;

4.10.4	shall not breach any of its obligations and it shall duly and promptly perform its obligations under the Cornerstone Subscription Agreements;

4.10.5
shall promptly notify the Joint Bookrunners and Underwriters of all written communications between the Manager (or any person acting on its behalf, including any legal counsel) and any Cornerstone Investor (or any person acting on its behalf, including any legal counsel) in respect of or relating to amendment or waiver of any terms of the Cornerstone Subscription Agreements or termination of the Cornerstone Subscription Agreements; and

4.10.6
shall diligently pursue and enforce its rights under the Cornerstone Subscription Agreements, including without limitation, if requested by any Joint Bookrunner and Underwriter, claiming for specific performance under the Cornerstone Subscription Agreements. In pursuing or enforcing its rights under the Cornerstone Subscription Agreements, the Manager shall act in accordance with the reasonable instructions of the Joint Bookrunners and Underwriters. The Manager shall, at the request of the Joint Bookrunners and Underwriters, to the extent permitted under law, assign its rights under the Cornerstone Subscription Agreements to the Joint Bookrunners and Underwriters.

4.11	No stabilisation

4.11.1
None of the Manager, the Sponsor and the Unit Lender or any of their respective Affiliates or any person acting on their behalf (other than the Stabilising Manager or any of its Affiliates or other persons acting on behalf of the Stabilising Manager), will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result, under any applicable law or regulation or otherwise, in stabilisation or manipulation of the price of any security of Prime US REIT (including the Units, options in respect of the Units and other securities which are convertible into or exchangeable for Units) to facilitate the sale or resale of the Units, or which would or might otherwise constitute stabilising action or the purpose of which is to create actual,

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or apparent, active trading in or to raise the price of the Units. For the avoidance of doubt, the Stabilising Manager may, on behalf of the Joint Bookrunners and Underwriters, engage in transactions which stabilise the market price of the Units.

4.11.2	The Manager:

(a)
will, on the date of this Agreement, execute and deliver the Stabilising Manager Appointment Letter (such letter to be in form and substance compliant with applicable law as set out in Schedule 6) to the Stabilising Manager, for the Stabilising Manager to deliver to the SGX-ST;

(b)
and the Unit Lender will, (i) as soon as practicable before the First Closing Date, deliver to the Stabilising Manager a list in writing of all its associates (as defined in Section 4(6) of the SFA and for the purpose of Regulation 3A(8) of the Securities and Futures (Market Conduct) (Exemptions) Regulations 2006 of Singapore) as of the date of its notice to the Stabilising Manager (being a date after the date of this Agreement), and (ii) thereafter, and from time to time up to the last day on which the Over-Allotment Option may be exercised, deliver to the Stabilising Manager an updated list of any other persons who become its associates after the date of the earlier notice to the Stabilising Manager; and

(c)
and the Unit Lender will not, and will procure that its respective associates (as defined for the purposes of Regulation 3A(8) of the Securities and Futures (Market Conduct) (Exemptions) Regulations 2006) will not, directly or indirectly, effect any sell order of the Units through the Stabilising Manager for the period commencing the date of the commencement of dealing in the Units on the SGX-ST and expiring on the Option Closing Date.

4.12	Use of Proceeds
The Manager and Prime US REIT will apply the net proceeds from the sale of the Units as described in the Preliminary Prospectus and the Prospectus and will not directly or indirectly use such proceeds, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity:

4.12.1	to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of the Sanctions,

4.12.2	to fund or facilitate any activities of or business in any Sanctioned Country,

4.12.3	in any other manner that causes any person, including the Joint Bookrunners and Underwriters, to violate the Sanctions, or

4.12.4	in any manner that violates Anti-Money Laundering and Anti-Terrorism Financing Laws or Anti-Bribery Laws,
and the Manager further covenants not to engage, directly or indirectly, in any other activities that would cause any of the Joint Bookrunners and Underwriters to violate the Sanctions.

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4.13	Assistance
The Manager and the Sponsor will co-operate to give all such assistance and provide all such information as the Joint Bookrunners and Underwriters may reasonably require in connection with the making and implementation of the Offering in accordance with the arrangements contemplated by this Agreement.

4.14	No announcements
None of the Manager, the Sponsor and the Unit Lender or any of their respective affiliates shall make any announcement in relation to the Offering from the Execution Time up to (and including) the later of the First Closing Date or the Option Closing Date, if the Over-Allotment Option is exercised, without the prior approval of the Joint Global Coordinators (such approval not to be unreasonably withheld or delayed), except where such announcement is required by applicable law or regulations or the Listing Rules, and in such event, such announcement shall be made with the prior consultation of the Joint Global Coordinators. None of the Manager, the Sponsor or their respective Affiliates shall make any announcement in relation to the Offering for the period from the date following the First Closing Date or the Option Closing Date, if the Over-Allotment Option is exercised until the date falling 90 days from the First Closing Date or the Option Closing Date, if the Over-Allotment Option is exercised without consulting the Joint Global Coordinators prior to publicising such announcement. Notwithstanding the foregoing and anything to the contrary in this Agreement, KBS REIT III may make such disclosures and filings on behalf of itself and its subsidiaries (including the Unit Lender) as required (upon the advice of counsel) by U.S. laws and rules and regulations promulgated thereunder (including the Securities Act and the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder).

4.15	Compliance with Laws
The Manager, the Sponsor and the Unit Lender each undertake to comply, in all material respects, with all the applicable provisions of the SFA, the Code, the CIS Regulations, the on-going requirements of the relevant laws of the United Kingdom implementing the AIFMD, the Listing Rules and all other requirements of the SGX-ST and all other applicable statutes, governmental regulations and laws.

4.16	Selling restrictions
Each of the Manager, the Sponsor and the Unit Lender or their respective Affiliates has complied and will comply with the restrictions in connection with the Offering as set forth in the section titled "Plan of Distribution - Distribution and Selling Restrictions" in the Preliminary Prospectus and the Prospectus.

4.17	No public offering
None of the Manager, the Sponsor and the Unit Lender or their respective affiliates will take any action to permit a public offering of the Offering Units or distribute the Preliminary Prospectus or the Prospectus or any relevant application forms for the Offering Units or other material relating to the Offering in any country or jurisdiction

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except in Singapore or any other country or jurisdiction where such offering or distribution is permitted.

4.18	Compliance with US Tax Code
The Manager shall act in good faith to cause (i) the Parent US REIT to qualify as a "real estate investment trust" pursuant to sections 856 through 860 of the US Tax Code and (ii) in the event that elections are made for any of the Property-Tier US LLCs to be a U.S. REIT for such entities to qualify as a "real estate investment trust" pursuant to sections 856 through 860 of the US Tax Code.

4.19	No competition
None of the Manager, the Sponsor or their respective Affiliates will, from the date of this Agreement until the earliest of:

4.19.1	90 days from the last Option Closing Date; and

4.19.2	the date this Agreement is terminated in accordance with Clause 8.1, launch any other real estate-related equity offerings listed on the SGX-ST (except those which relate to entities or real estate investment trusts or business trusts which are already listed on the SGX-ST and of which the constitution of the board of directors are in compliance with the listing rules of the SGX-ST) which might, in the reasonable opinion of the Joint Bookrunners, have a material adverse effect on the Offering, and Underwriters, without the prior written consent of the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed). For the avoidance of doubt, with respect only to the Sponsor, this provision shall exclude entities which are not subsidiaries, direct or indirect, of the Sponsor.

5.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS BY THE JOINT BOOKRUNNERS AND UNDERWRITERS

5.1	Selling Restrictions
Each Joint Bookrunner and Underwriter, severally (and not jointly or jointly and severally), represents and warrants to and agrees with the Manager that subject to the compliance by the Manager and the Sponsor of their respective representations and warranties in this Agreement, it has complied and will comply with the restrictions set forth in the section titled "Plan of Distribution-Distribution and Selling Restrictions" in the Preliminary Prospectus and the Prospectus in connection with the Offering and sale of Offering Units pursuant to the Public Offer and the Placement Tranche.

5.2	Representations and warranties
Each Joint Bookrunner and Underwriter severally (and not jointly or jointly and severally), represents and warrants to and agrees with the Manager and the Sponsor that:

5.2.1	it has the requisite power and authority to enter into and perform this Agreement;

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5.2.2
this Agreement constitutes its valid and legally binding obligations in accordance with its terms (subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity); and

neither it, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any "directed selling efforts" (as defined in Regulation S) with respect to the Units.

6.	COMMISSIONS, COSTS AND EXPENSES

6.1	Fees payable by the Manager and the Sponsor

6.1.1	Financial Adviser Fee
The Manager (failing whom, the Sponsor) shall pay, or direct the Trustee to pay, to DBS in its role as the Sole Financial Adviser and Issue Manager in connection with the Offering related structuring services (excluding, for the avoidance of doubt, the sale and purchase of the securities under this Agreement), a financial adviser's fee as separately agreed between the DBS, the Manager and the Sponsor in writing;

6.1.2	Underwriting, Selling and Management Commission on the Placement Units and Cornerstone Units
The Manager (failing whom, the Sponsor) shall pay, or direct the Trustee to pay to the Joint Bookrunners and Underwriters an underwriting, selling and management fee of 2.0% of the Offering Price multiplied by the aggregate number of Placement Units (excluding the Over-Allotment Units) and Cornerstone Units (excluding the KBS Units, the KCIH Units, the US Trusts Units and any Units being subscribed by KBS REIT Properties III, LLC, KAP and Linda Bren 2017 Trust under the Placement Tranche) (and together with any GST payable thereon), in the proportion represented by the number of Units set forth opposite each such Joint Bookrunner and Underwriter's name in Column 1 of Schedule 1.

6.1.3	Underwriting, Selling and Management Commission on the Over-Allotment Units
The Manager (failing whom, the Sponsor) shall pay, or direct the Trustee to pay, to the Joint Bookrunners and Underwriters an underwriting, selling and management fee of 2.0% of the Offering Price multiplied by the aggregate number of Over-Allotment Units (for which such Over-Allotment Option has been exercised) (and together with any GST payable thereon), in the proportion represented by the number of Units set forth opposite each such Joint Bookrunner and Underwriter's name in Column 1 of Schedule 1;

6.1.4	Incentive Fee on the Placement Units and Cornerstone Units
The Manager may at its sole discretion pay, or direct the Trustee to pay, to the Joint Bookrunners and Underwriters an incentive fee of up to 0.45% of the Offering Price multiplied by the aggregate number of Placement Units

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(excluding the Over-Allotment Units) and Cornerstone Units (excluding the KBS Units, the KCIH Units, the US Trusts Units and any Units being subscribed by KBS REIT Properties III, LLC, KAP and Linda Bren 2017 Trust under the Placement Tranche) (and together with any GST payable thereon), in such amounts and in such proportion among the Joint Bookrunners and Underwriters as may be determined by the Manager in its sole discretion; and

6.1.5	Incentive Fee on the Over-Allotment Units
The Manager may at its sole discretion pay, or direct the Trustee to pay, to the Joint Bookrunners and Underwriters an incentive fee of up to 0.45% of the Offering Price multiplied by the aggregate number of Over-Allotment Units (for which such Over-Allotment Option has been exercised) (and together with any GST payable thereon), in such proportion among the Joint Bookrunners and Underwriters as may be determined by the Manager in its sole discretion.
Without prejudice to the obligations of the Manager and the Sponsor (as the case may be) under this Clause 6, unless previously paid by the Manager or the Sponsor, the equivalent in United States dollars (as determined by the Joint Bookrunners and Underwriters) of any amount due under Clauses 6.1.1 and 6.1.2 may be deducted from the Offering Proceeds to be paid to the Trustee for Prime US REIT on the First Closing Date in accordance with Clauses 7.2.1. The amount due under Clause 6.1.3 and incentive fees under Clauses 6.1.4 and 6.1.5 shall be paid to the Joint Bookrunners and Underwriters within 45 days of the First Closing Date or such other date as may be agreed between the Joint Bookrunners and Underwriters, the Manager and the Sponsor.

6.2	Prime US REIT's costs and expenses
Regardless whether closing occurs on the First Closing Date, the Manager will pay or cause the Trustee to pay and/or reimburse (as the case may be) (failing such payment and/or reimbursement, the Sponsor shall pay and/or reimburse) all the costs, charges and expenses whether incurred directly or indirectly (plus any applicable GST or value added tax):

6.2.1	Professional Advisers
Of the legal, accountancy and other professional advisers instructed by the Manager, the Trustee and/or the KBS Group in connection with the Offering, including those of Allen & Gledhill LLP, DLA Piper LLP (US), Greenberg Traurig, LLP, Anderson Mori & Tomotsune, Dentons Delany, the Reporting Auditor, Cushman & Wakefield of Illinois, Inc. and JLL Valuation & Advisory Services, LLC incurred in connection with the Offering;

6.2.2	Trustee
Of the preparation of the Trust Deed, the issuance thereunder of the Units and the fees and expenses of the Trustee;

6.2.3	Transaction Documents
In connection with the preparation and execution of the other Transaction Documents;

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6.2.4	Offering Documents
Of the preparation, printing, reproduction, delivery (including postage, airfreight charges and charges for counting and packaging) of the Preliminary Prospectus and the Prospectus, and each amendment or supplement thereto, in such number as may be reasonably requested for use in connection with the offering and sale of the Units;

6.2.5	Marketing logistics
In association with the expenses relating to the marketing the Offering and the Cornerstone Subscription Agreements (including, without limitation, roadshow transportation and other costs and expenses incurred by or on behalf of the representatives of the Managers in connection with the presentation to investors (including cornerstone investors));

6.2.6	Qualification
In connection with any registration or qualification of the Units for offer, subscription and sale under the laws of any jurisdiction (pursuant to Clause 4.4 (including filing fees and the reasonable fees and expenses of counsel for the Joint Bookrunners and Underwriters relating to such registration and qualification)) where such Units are offered or sold;

6.2.7	SGX-ST and MAS
In connection with admission of the Units to the Official List of the SGX-ST and any filings or registration requirements by the MAS;

6.2.8	Participating Banks
Of the fees and expenses of the Participating Banks through which applications for the Public Offer are made through the automated teller machines, and if applicable, the internet and mobile banking platforms, of the Participating Banks. Without prejudice to the generality of the foregoing, the Manager shall pay to DBS electronic application fees equivalent to 0.5% of the aggregate application monies from successful applications made though DBS automated teller machines ("ATMs") (including POSB ATMs), internet banking website and mobile banking interface, subject to a fixed minimum fee of S$10,000 (exclusive of applicable GST);

6.2.9	Taxes and Duties
Of all stamp, registrations, transfer and other similar taxes, duties fees and charges (including any interest and penalties thereon or in connection therewith) arising under the laws of Singapore or any other jurisdiction where the Manager and the Joint Bookrunners and Underwriters have agreed the Units may be offered and sold in connection with the issue of and subscription for the Units contemplated hereby other than such taxes, duties, fees and charges as are payable by subscribers or purchasers of Units through or from any Joint Bookrunners and Underwriter; and

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6.2.10	Other
Otherwise incurred by the Trustee, the Manager, the Sponsor or the Unit Lender and incidental to the performance by them of their obligations under this Agreement and not otherwise specifically provided for in this Clause 6.2.
Unless previously paid by the Trustee, the Manager or the Sponsor, the equivalent in United States dollars (as reasonably determined by the Joint Bookrunners and Underwriters and notified in advance to the Manager) of any amount due under this Clause 6.2 may be deducted from the Offering Proceeds to be paid to the Trustee for Prime US REIT on the First Closing Date (provided that any marketing or promotional expenses not permitted to be so deducted pursuant to the Code shall be paid by the Manager to the Joint Bookrunners and Underwriters on the First Closing Date).

6.3	Joint Bookrunners and Underwriters' expenses
Whether or not there is closing on the First Closing Date, the Manager will pay or cause the Trustee to pay and/or reimburse (as the case may be) (failing such payment and/or reimbursement, the Sponsor shall be liable to pay and/or reimburse each of the Joint Bookrunners and Underwriters) within 14 days after demand all out-of-pocket costs and expenses properly incurred in connection with the Offering, including but not limited to:

6.3.1	Professional Advisers
The fees and expenses of third party advisers, including Clifford Chance Pte. Ltd., Nagashima Ohno & Tsunematsu and other advisers engaged for the purposes of advising on applicable selling restrictions in connection with the Offering, incurred by the Joint Bookrunners and Underwriters in connection with the Offering (for the avoidance of doubt, such fees and expenses also includes those incurred in connection with the Repayment Side Letter and the transactions contemplated thereunder);

6.3.2	Marketing Logistics
The costs and expenses incurred by the Joint Bookrunners and Underwriters in connection with the Offering and the Cornerstone Subscription Agreements, including, without limitation, all travel and accommodation expenses, all roadshow expenses, document production costs, translation fees, courier costs, advertising and promotion expenses, ratings agency fees, accounting fees, registration and listing fees and expenses, all printing costs in connection with the Offering and the Cornerstone Subscription Agreements, all costs and expenses incurred by the Joint Bookrunners and Underwriters in connection with preparing, reviewing and publishing the "tombstone", the pre-deal investor education costs, costs incurred in connection with the cornerstone subscription process and the costs of any other marketing, advertising and any other announcement permitted by applicable law in relation to the Offering and the Cornerstone Subscription Agreements;

6.3.3	Acquisitions

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Any amounts and costs incurred in relation to any funding to facilitate the completion of the Acquisitions pursuant to the Repayment Side Letter;

6.3.4	Taxes and Duties
Any taxes, duties, fees and charges which are payable by the Manager (or Prime US REIT) but which are charged to the Joint Bookrunners and Underwriters;

6.3.5	Prime US REIT's Costs and Expenses
Any costs and expenses incurred in connection with the Offering and Cornerstone Subscription Agreements which are payable by the Manager (or Prime US REIT) but which are charged to the Joint Bookrunners and Underwriters;

6.3.6	Remittance
Any charges or fees levied on the remittance of moneys by the Joint Bookrunners and Underwriters, the Trustee, the Manager or Prime US REIT (as the case may be); and

6.3.7	Other
All other costs and expenses which are incurred by the Joint Bookrunners and Underwriters with the prior approval of the Manager (for the avoidance of doubt, such costs and expenses also includes those incurred in connection with the Repayment Side Letter and the transactions contemplated thereunder).
Unless previously paid by the Trustee or the Manager, the equivalent in United States dollars (as determined by the Joint Bookrunners and Underwriters) of any amount due, or which the Joint Bookrunners and Underwriters estimate will be due (such estimate having been agreed between the Manager and the Joint Bookrunners and Underwriters) under this Clause 6.3 will be deducted from the Offering Proceeds paid to the Trustee on the First Closing Date.

6.4	Gross-up
All payments made by the Manager, the Trustee or the Sponsor, as the case may be, under this Clause 6 and Clause 9 shall be made gross, free of any right of counterclaim or set off and without deduction or withholding of any kind other than any deduction or withholding required by law, provided that if the Manager, the Trustee, or the Sponsor, as the case may be, makes a deduction or withholding required by law, the sum due to the Joint Bookrunners and Underwriters or any of them from the Manager, the Trustee, or the Sponsor, as the case may be, shall be increased to the extent necessary to ensure that, after the making of any deduction or withholding, the relevant Joint Bookrunner(s) and Underwriter(s) receive a sum equal to the sum it/they would have received had no deduction or withholding been made. The Joint Bookrunners and Underwriters agree that all invoices to be issued by them to the Manager, the Trustee, or the Sponsor, as the case may be, shall be issued by their respective Singapore offices.

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6.5	Goods and Services Tax
All amounts set out in this Clause 6 are exclusive of GST or any other tax or other levies imposed in connection with the Joint Bookrunners and Underwriters' obligations pursuant to this Agreement. Any GST or other levies now or hereafter imposed by law or required to be paid in respect of any moneys payable to or received or receivable by the Joint Bookrunners and Underwriters or any of them pursuant to this Agreement shall (except to the extent prohibited by law) be borne and paid by the Trustee (failing which, the Manager, and failing which, the Sponsor shall liable to pay).

6.6	Brokerage fees
The Manager and the Sponsor agree that other than the fees and commissions referred to in Clause 6.1, the Joint Bookrunners and Underwriters may charge any brokerage or other similar fees up to one per cent of the Offering Price per Unit in respect of the issue, sale or re-sale of such number of Offering Units (including the Cornerstone Units, except that no brokerage or other fees will be charged with respect to the KCIH Units, the KBS Units, the US Trusts Units and any Units being subscribed by KBS REIT Properties III, LLC and Linda Bren 2017 Trust under the Placement Tranche) set forth against the name of each Joint Bookrunner and Underwriter in Schedule 1 and any GST or other levies now or hereafter imposed by law, save that no brokerage or fees will be charged to Prime US REIT, the Manager and the Sponsor under this Agreement.

6.7	Repayment Side Letter
Without prejudice to the obligations of the Manager under this Clause 6, the Manager acknowledges and agrees that any amount due and owing (including principal, interests and fees accrued thereof and all out-of-pocket costs and expenses) under the Repayment Side Letter may be deducted from the Offering Proceeds to be paid to the Trustee for Prime US REIT on the First Closing Date in accordance with Clause 7.2.1.

7.	CLOSING AND CONDITIONS

7.1	Closing

7.1.1
Subject to the fulfilment of the conditions set out in Clause 7.3, the closing of the subscription for the Placement Units and the sale and purchase of any OverAllotment Units in respect of which the First Closing Date has been designated as the Option Closing Date shall take place at 10.00 a.m. (Singapore time) (or such other time as the Manager and the Joint Global Coordinators may agree in writing) on the First Closing Date. The closing of the sale and purchase of any Over-Allotment Units in respect of which the Over-Allotment Option has been exercised and in respect of which the First Closing Date has not been designated as the Option Closing Date therefore shall take place in writing at 3.00 p.m. (Singapore time) (or such other time as the Manager and the Joint Global Coordinators may agree) on the Option Closing Date designated in the notice of such exercise.

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7.1.2
The Manager (in the case of the Placement Units), the Unit Lender (in the case of the Over-Allotment Units), the Sponsor and the Joint Global Coordinators may agree to postpone any Closing Date (in the case of Placement Units) or Option Closing Date (in the case of Over-Allotment Units) to another date being (in relation to that Closing Date) a date failing not more than 20 Business Days after the date originally designated as such Closing Date, and (in relation to any Option Closing Date) a date falling not more than two Business Days after the date originally designated as such Option Closing Date, whereupon all other references herein to such Closing Date or Option Closing Date (as the case may be) shall be construed as being to that later date.

7.2	Payment and delivery

7.2.1
Delivery of the Units shall be made to the CDP account(s) or sub-account(s) of each Joint Bookrunner and Underwriter or as it may direct against payment by the Joint Bookrunners and Underwriters of the Offering Price in relation to the Placement Units, to be paid to the Trustee in the manner to be agreed between the Manager and the Joint Bookrunners and Underwriters, less any deductions made pursuant to Clause 6.1, Clause 6.2, Clause 6.3, Clause 6.4 Clause 6.5 and/or Clause 6.7; and

7.2.2
In relation to the Over-Allotment Units in respect of which the Over-Allotment Option has been exercised, payment by the Joint Bookrunners and Underwriters of the Offering Price in relation to the Over-Allotment Units on an Option Closing Date, to or to the order of the Unit Lender, by giving irrevocable instructions to effect a telegraphic transfer.

It is understood and agreed by the parties hereto that no delivery of Units on the First Closing Date or an Option Closing Date (as the case may be) shall be effective unless and until payment therefore has been made, and that no such payment shall be effective unless such delivery has been made, in each case in accordance with this Agreement.

7.3	Conditions Precedent to First Closing
The obligations of the Joint Bookrunners and Underwriters to subscribe or to procure subscribers for the Placement Units shall be subject to the accuracy of the representations and warranties on the part of the Manager and the Sponsor (by reference to the facts or circumstances subsisting at that time) contained in this Agreement as of the Execution Time and the time immediately prior to the payment of the Offering Price for the Units on the First Closing Date, to the accuracy of the representations and warranties of the Manager and the Sponsor (by reference to the facts or circumstances subsisting at that time) made in any certificate delivered pursuant to this Agreement, to the performance by the Manager and the Sponsor of their respective obligations under this Agreement and to the following additional conditions:

7.3.1	Closing Documents
The Joint Bookrunners and Underwriters shall have received on the Date of Registration and/or on or before payment for the Placement Units on the First Closing Date, as the case may be, the following documents:

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(a)
Opinions of Allen & Gledhill LLP. On the Date of Registration, a Singapore law disclosure opinion dated the Date of Registration, and on the First Closing Date, a Singapore law enforceability opinion and a "bring down" Singapore law disclosure opinion dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from Allen & Gledhill LLP, in agreed form;

(b)
Opinions of Clifford Chance Pte. Ltd. On the Date of Registration, a Singapore law disclosure opinion dated the Date of Registration, and on the First Closing Date, a Singapore law enforceability opinion and a "bring down" Singapore law disclosure opinion dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from Clifford Chance Pte. Ltd., in agreed form;

(c)
Opinions of DLA Piper LLP (US). On the Date of Registration, a U.S. corporate legal opinion dated the Date of Registration, and on the First Closing Date, a U.S. corporate legal opinion dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from DLA Piper LLP (US), in agreed form;

(d)
Opinions of Greenberg Traurig, LLP. On the Date of Registration, a U.S. corporate and enforceability legal opinion on the Portfolio Sale and Purchase Agreement dated the Date of Registration, and on the First Closing Date, a "bring down" U.S. corporate and enforceability legal opinion on the Portfolio Sale and Purchase Agreement dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from Greenberg Traurig, LLP, in agreed form;

(e)
No-Registration Opinion. On the First Closing Date, a no-registration opinion dated the First Closing Date addressed to the Joint Bookrunners and Underwriters from Clifford Chance Pte. Ltd., in agreed form;

(f)
Legal Due Diligence Reports of Greenberg Traurig, LLP. On or prior to the date of lodgement of the Prospectus, and on the Date of Registration, legal due diligence reports for each of the Properties addressed to the Joint Bookrunners and Underwriters from Greenberg Traurig, LLP, in agreed form;

(g)	Certificate of the Manager. A signed Officers' Certificate dated as of the First Closing Date from the Manager, substantially in the form set out in Schedule 3;

(h)	Certificates of the Sponsor. A signed Officers' Certificate dated as of the First Closing Date from the Sponsor, substantially in the form set out in Schedule 4;

(i)
Reporting Auditor's Comfort Letters. On the date of Registration, a comfort letter dated the Date of Registration respectively, and on the First Closing Date, a "bring-down" comfort letter dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from the Reporting Auditor, in agreed form;

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(j)
Marketing Materials. In relation to each Marketing Material disseminated or published after registration of the Prospectus by the MAS and prior to the First Closing Date, prior to the dissemination or publication of each such Marketing Material, the Joint Bookrunners and Underwriters having received a confirmation in relation to each such Marketing Material, dated the date of dissemination or publication and substantially in the form set out in Schedule 9 and signed by a member of the senior management (in respect of the Manager, as defined in the CIS Regulations) of the Manager;

(k)
Tax Comfort Letters. On the date of lodgement of the Preliminary Prospectus with the MAS and on the Date of Registration, comfort letters dated the date of lodgment of the Preliminary Prospectus with the MAS and the Date of Registration respectively, and on the First Closing Date, a "bring-down" comfort letter dated as of the First Closing Date, addressed to the Joint Bookrunners and Underwriters from each of the independent Singapore tax adviser, Allen & Gledhill LLP and the independent U.S. tax adviser, DLA Piper LLP (US), in agreed form;

(l)
Reliance Letters. On the date of lodgement of the Preliminary Prospectus and the Date of Registration, reliance letters dated the date of lodgement of the Preliminary Prospectus and the Date of Registration, respectively, addressed to the Joint Bookrunners and Underwriters from the independent valuers, Cushman & Wakefield Illinois, Inc. and JLL Valuation & Advisory Services, LLC and the independent market research consultant, Cushman & Wakefield Illinois, Inc., in agreed form;

(m)
Transaction Documents. Each Transaction Document to be entered into prior to the First Closing Date, duly executed and delivered, on or before the First Closing Date by or on behalf of all parties thereto;

(n)	Tax Rulings. The Tax Rulings shall not have been withdrawn or materially and adversely amended;

(o)	SGX-ST Waiver. The SGX-ST Waiver shall not have been withdrawn or materially and adversely amended;

(p)	MAS Waiver. The MAS Waiver shall not have been withdrawn or materially and adversely amended;

(q)	CMS Licence. The CMS Licence, shall be in full force and effect and not amended or revoked and there being no breach of the terms and conditions applicable to the CMS Licence; and

(r)	Authorisation. The authorisation of Prime US REIT as a collective investment scheme by the MAS having not been withdrawn or materially and adversely amended;

7.3.2	Singapore Offer Agreement

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The Singapore Offer Agreement coming into force in accordance with its terms, the conditions precedent contained in the Singapore Offer Agreement being satisfied in accordance with their terms (except with respect to the unconditionality of this Agreement) and the Singapore Offer Agreement not having been terminated pursuant to Clauses 7.3 and 8 of the Singapore Offer Agreement.

7.3.3	Unit Lending Agreement
The Unit Lender shall have entered into the Unit Lending Agreement with the Stabilising Manager in agreed form, and the Unit Lending Agreement shall be in full force and effect without any breach by the Unit Lender of its respective representations, warranties or undertakings thereunder;

7.3.4	KBS Subscription Agreement
KBS REIT Properties III is not in breach of the KBS Subscription Agreement, and each of the conditions precedent under the KBS Subscription Agreement has been satisfied;

7.3.5	KCIH Cornerstone Subscription Agreements
KCIH is not in breach of the KCIH Cornerstone Subscription Agreement, and the conditions precedent under the KCIH Cornerstone Subscription Agreement has been satisfied;

7.3.6	US Trusts Cornerstone Subscription Agreements
Each of the US Trusts is not in breach of the respective US Trusts Subscription Agreements, and each of the conditions precedent under the US Subscription Agreements has been satisfied;

7.3.7	Lock-Up Letters
On or prior to the date of the Singapore Offer Agreement, the Joint Bookrunners and Underwriters having received the Lock-Up Letters from each of KBS REIT III, KBS REIT Holdings III, LLC, KBS Limited Partnership III and KBS REIT Properties III and the Manager, each signed by duly authorised signatories and the Lock-Up Letters shall not have been breached subsequent thereto;

7.3.8	Listing of Units
All necessary steps have been taken, all necessary approvals and consents have been obtained (including the in-principle approval for listing of the Units on the SGX-ST), all necessary formalities in Singapore have been completed and all applicable laws, regulations and directives have been complied with to enable the Units to be issued and allotted and listed and traded on the SGX-ST (including but not limited to compliance with the unitholding and distribution requirements under the Listing Manual), and there shall not have occurred any withdrawal of such approval or any ruling or any event or condition that would prevent the commencement of trading of the Units;

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7.3.9	Breach of Obligations
Each Transaction Document is in full force and effect (and not amended or supplemented) (but not including a termination of any Cornerstone Subscription Agreement (save for the KCIH Cornerstone Subscription Agreement and the US Trusts Cornerstone Subscription Agreement) which is solely caused by a Cornerstone Investor failing to make payment for the Units to be subscribed under the relevant Cornerstone Subscription Agreement (save for the KCIH Cornerstone Subscription Agreement and the US Trusts Cornerstone Subscription Agreement)) and each of the conditions precedent (if any) (but not including any conditions precedent in any Cornerstone Subscription Agreement (save for the KCIH Cornerstone Subscription Agreement and the US Trusts Cornerstone Subscription Agreement) which a Cornerstone Investor is to make payment for the Units to be subscribed under the Cornerstone Subscription Agreement) in each of the Transaction Documents shall have been satisfied (except with respect to the unconditionality of this Agreement) or waived (provided that any such waiver shall not have any material adverse effect on the transaction contemplated by such Transaction Document), there shall not have occurred any breach or non-compliance by any of the parties thereto of their obligations and agreements under such documents which prevents the closing of or which have any material adverse effect on the transactions contemplated by such Transaction Documents (save for a failure by any Cornerstone Investor to make payment for the Units to be subscribed by it under the relevant Cornerstone Subscription Agreement (save for the KCIH Cornerstone Subscription Agreement and the US Trusts Cornerstone Subscription Agreement)). For purposes of this Clause 7.3.9 and without prejudice to any rights of the Joint Bookrunners and Underwriters under this Agreement and the Cornerstone Subscription Agreements, in the event that a Cornerstone Investor makes payment for the Units to be subscribed under the relevant Cornerstone Subscription Agreement in full before such time when payment under Clause 7.2 is required to be made by the Joint Bookrunners and Underwriters, and the relevant Units subscribed for under such Cornerstone Subscription Agreement are issued to that Cornerstone Investor, the Joint Bookrunners and Underwriters hereby agree that, in relation to such Cornerstone Subscription Agreement, the conditions in this Clause 7.3.9 shall be satisfied or deemed to be satisfied and the Joint Bookrunners and Underwriters shall not be entitled to claim that, in relation to such Cornerstone Subscription Agreement, the condition in this Clause 7.3.6 is not satisfied;

7.3.10	Specific Obligations
Without prejudice to Clause 7.3.9, the obligations of the Joint Bookrunners and Underwriters to purchase the Units shall be subject to:

(a)	the completion of the Portfolio Sale and Purchase Agreement, and the terms thereof not having been breached in any respect or terminated;

(b)
the execution of the escrow letter pursuant to the Portfolio Sale and Purchase Agreement ensuring, among other things, the commitment of the Title Insurance Company to issue its owner's policy of title insurance upon satisfaction of the conditions precedent to such escrow letter; and

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(c)
the facility agreements entered into in relation to the Facilities and the terms therein being in full force and effect and not having been waived, breached, amended, varied, supplemented or terminated in any material respect.

7.3.11	Prospectus
The Prospectus having been registered by the MAS in accordance with Section 296 of the SFA and not being withdrawn;

7.3.12	No Change in Law
No stop order or similar order has been issued by the MAS or any court or other judicial, governmental or regulatory authority in Singapore in relation to the Offering nor is the sale and subscription and/or purchase of the Units in accordance with the provisions of this Agreement or the execution and performance of any of the Transaction Documents prohibited by any statute, order, rule, regulation or directive issued by, or objected to by any legislative, executive or regulatory body or authority of Singapore (including, without limitation, the MAS and the SGX-ST);

7.3.13	No Amendment or Supplement to the Prospectus
No amendment or supplement to the Prospectus shall have been announced, issued, published or delivered to investors without prior approval by the Joint Global Coordinators;

7.3.14	No Withdrawal of Consent
None of the Reporting Auditors or the Experts has withdrawn its consent to the issue of the Prospectus with the inclusion of their respective reports and references to their names included in the form and context in which such reports and names appear in the Prospectus; and

7.3.15	No Termination
There shall not have occurred any event or circumstances, which would authorise the Joint Bookrunners and Underwriters to terminate this Agreement pursuant to Clause 8.1 hereof.
provided, however, that the Joint Bookrunners and Underwriters may, at their discretion, waive satisfaction or modify (with or without condition(s) attached) any of the conditions specified in this Clause 7.3 or extend the time provided for fulfilment of any such conditions in respect of all or any part of the performance thereof provided always that any such waiver or modification as aforesaid shall be without prejudice to the right of the Joint Bookrunners and Underwriters to elect to treat any further or other breach, failure or event as releasing and discharging the Joint Bookrunners and Underwriters from their payment or underwriting obligations under Clause 2 and shall be without prejudice to the right of the Joint Bookrunners and Underwriters to terminate this Agreement by notice pursuant to Clause 8.

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The parties acknowledge that the conditions specified above are for the benefit of the Joint Bookrunners and Underwriters only.

7.4	Conditions Precedent to Option Closing
The obligations of the Joint Bookrunners and Underwriters to subscribe or to procure subscribers for the Over-Allotment Units shall be subject to the accuracy of the representations and warranties on the part of the Manager and the Sponsor (by reference to the facts or circumstances subsisting at that time) contained in this Agreement as of the Execution Time and the time immediately prior to the payment of the Offering Price for the Over-Allotment Units on the Option Closing Date, to the accuracy of the representations and warranties of the Manager and the Sponsor (by reference to the facts or circumstances subsisting at that time) made in any certificate delivered pursuant to this Agreement, to the performance by the Manager and the Sponsor of their respective obligations under this Agreement and to the following additional conditions:

7.4.1	Closing Documents
The Joint Bookrunners and Underwriters receive on or before payment for the Over-Allotment Units on the Option Closing Date, as the case may be, the following documents:

(a)
Opinions of Allen & Gledhill LLP. On the Option Closing Date, a "bring down" Singapore law enforceability opinion dated as of the Option Closing Date, addressed to the Joint Bookrunners and Underwriters from Allen & Gledhill LLP, in agreed form;

(b)
Opinions of Clifford Chance LLP. On the Option Closing Date, a "bring down" Singapore law enforceability opinion dated as of the Option Closing Date, addressed to the Joint Bookrunners and Underwriters from Clifford Chance LLP, in agreed form;

(c)
No-Registration Opinion. On the Option Closing Date, a "bring-down" noregistration opinion dated as of the Option Closing Date addressed to the Joint Bookrunners and Underwriters from Clifford Chance Pte. Ltd., in agreed form;

(d)	Certificate of the Manager. A signed Officers' Certificate dated as of the Option Closing Date from the Manager, substantially in the form set out in Schedule 3;

(e)	Certificate of the Sponsor. A signed Officers' Certificates dated as of the Option Closing Date from the Sponsor, substantially in the form set out in Schedule 4;

(f)	Certificate of the Unit Lender. A signed Officers' Certificates dated as of the Option Closing Date from the Unit Lender, substantially in the form set out in Schedule 5;

(g)
Reporting Auditor's Comfort Letters. On the Option Closing Date, a "bring down" comfort letter dated as of the Option Closing Date, addressed to the Joint Bookrunners and Underwriters from the Reporting Auditors, in agreed form; and

(h)	Tax Comfort Letters. On the Option Closing Date, a "bring-down" comfort letter dated as of the Closing Date,

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addressed to the Joint Bookrunners and Underwriters from each of the independent Singapore tax adviser, Allen & Gledhill LLP and the independent U.S. tax adviser, DLA Piper LLP (US), in agreed form;

7.4.2	No changes
There shall not have occurred and be continuing any circumstances contemplated by Clause 8.1;

7.4.3	Breach of Obligations
Each Transaction Document is in full force and effect (and not amended or supplemented) (but not including a termination of any Cornerstone Subscription Agreement which is solely caused by a Cornerstone Investor failing to make payment for the Units to be subscribed under the relevant Cornerstone Subscription Agreement) and each of the conditions precedent (if any) (but not including any conditions precedent in any Cornerstone Subscription Agreement which a Cornerstone Investor is to make payment for the Units to be subscribed under the Cornerstone Subscription Agreement) in each of the Transaction Documents shall have been satisfied or waived (provided that any such waiver shall not have any material adverse effect on the transaction contemplated by such Transaction Document), there shall not have occurred any breach or non-compliance by any of the parties thereto of their obligations and agreements under such documents which prevents the closing of or which have any material adverse effect on the transactions contemplated by such Transaction Documents (save for a failure by any Cornerstone Investor to make payment for the Units to be subscribed by it under the relevant Cornerstone Subscription Agreement). For purposes of this Clause 7.4.3 and without prejudice to any rights of the Joint Bookrunners and Underwriters under this Agreement and the Cornerstone Subscription Agreements, in the event that a Cornerstone Investor makes payment for the Units to be subscribed under the relevant Cornerstone Subscription Agreement in full before such time when payment under Clause 7.2 is required to be made by the Joint Bookrunners and Underwriters, and the relevant Units subscribed for under such Cornerstone Subscription Agreement are issued to that Cornerstone Investor, the Joint Bookrunners and Underwriters hereby agree that, in relation to such Cornerstone Subscription Agreement, the conditions in this Clause 7.4.3 shall be satisfied or deemed to be satisfied and the Joint Bookrunners and Underwriters shall not be entitled to claim that, in relation to such Cornerstone Subscription Agreement, the condition in this Clause 7.4.3 is not satisfied;

7.4.4	No Amendment or Supplement to the Prospectus
No amendment or supplement to the Prospectus shall have been announced, issued, published or delivered to investors without prior approval by the Joint Global Coordinators;

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7.4.5	Lock-Up Letters
The Lock-Up Letters remain in full force and effect and have not been breached.

7.4.6	No Withdrawal of Consent
None of the Reporting Auditors or the Experts has withdrawn its consent to the issue of the Prospectus with the inclusion of their respective reports and references to their names included in the form and context in which such reports and names appear in the Prospectus;

7.4.7	No Termination
There shall not have occurred any event or circumstances, which would authorise the Joint Bookrunners and Underwriters to terminate this Agreement pursuant to Clause 8.1 hereof; and

7.4.8	Status of Documents and Approvals, Rulings or Waivers
There shall not have occurred: (i) any event causing any of the documents delivered pursuant to Clause 7.3.1 and 7.4.1 not to be in full force and effect, and no occurrence of any breach or non-compliance by any of the parties hereto of their obligations and agreements under such documents; and (ii) any withdrawal, revocation, or material and adverse amendment of any of the approvals, rulings or waivers referred to in Clauses 7.3.1(o), 7.3.1(p), 7.3.1(q), 7.3.1(r) and 7.3.8,
provided, however, that the Joint Bookrunners and Underwriters may, at their discretion, waive satisfaction of or modify (with or without condition(s) attached) any of the conditions specified in this Clause 7.4 or extend the time provided for fulfilment of any such conditions in respect of all or any part of the performance thereof provided always that any such waiver or modification as aforesaid shall be without prejudice to the right of the Joint Bookrunners and Underwriters to elect to treat any further or other breach, failure or event as releasing and discharging the Joint Bookrunners and Underwriters from their payment or underwriting obligations under Clause 2 and shall be without prejudice to the right of the Joint Bookrunners and Underwriters to terminate this Agreement by notice pursuant to Clause 8.

7.5	Delivery of documents
The documents required to be delivered under Clauses 7.3 and 7.4 will be delivered at the offices of Clifford Chance Pte. Ltd., Marina Bay Financial Centre, 25th Floor, Tower 3, 12 Marina Boulevard, Singapore 018982 or such other location as the Joint Bookrunners and Underwriters and the Manager may agree, on the Closing Date and the Option Closing Date, respectively.

7.6	Effect of non-fulfilment of conditions precedent
If any of the conditions in this Clause 7 is not satisfied on or before the First Closing Date (in the case of conditions in Clause 7.3) or on or before the Option Closing Date (in the case of conditions in Clause 7.4), as the case may be, the Joint Bookrunners and Underwriters may terminate this Agreement by notice pursuant to Clause 8 given at, or

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at any time prior to the relevant Closing Date. Notice of such termination shall be given to the Manager and the Sponsor in writing or by telephone or facsimile confirmed in writing. Upon such notice being given, this Agreement shall terminate and be of no further effect and no party shall be under any liability to any other in respect of this Agreement, except (a) for any antecedent breach by the Manager, Prime US REIT, the Sponsor, the Unit Lender, the Guarantors and/or the Joint Bookrunners and Underwriters; (b) for the rights of the Joint Bookrunners and Underwriters pursuant to Clause 8.3 and Clause 9 which shall survive such termination, (c) that the Manager and the Sponsor shall be liable for the payment of all costs and expenses referred to in Clause 6 and already incurred or incurred in consequence of or in connection with such termination and the respective obligations of the parties pursuant to Clause 10.2 which would have continued had the arrangements for the subscription and issue of the Units been completed, shall continue. Termination pursuant to this Clause 7.6 will not affect the liability of the Manager, the Sponsor, the Unit Lender or the Guarantors in relation to any liability arising before or in relation to such termination.

8.	TERMINATION

8.1	Termination notice
Notwithstanding anything contained in this Agreement, the Joint Bookrunners and Underwriters may in their sole discretion, following consultation with the Manager (to the extent reasonably practicable), by notice to the other parties terminate this Agreement at any time prior to, in respect of the Offering Units, 10.00 a.m. on the First Closing Date and, in respect of the Option Units, 3.00 p.m. on the Option Closing Date, if in the opinion of the Joint Bookrunners and Underwriters:

8.1.1	Inaccuracy of representations and warranties
There occurs any breach of, or any event rendering untrue, misleading or incorrect in any respect (or in the case of any representation or warranty which is not qualified by materiality, in any material respect) any of the representations and warranties contained in Clause 3 and Clause 14.4 or any failure to perform in any material respect any of the undertakings or agreements by any party (other than the Joint Bookrunners and Underwriters) in this Agreement;

8.1.2	Material adverse change
There occurs (i) any breach of the obligations, warranties or undertakings by any of the Manager, the Trustee, the Sponsor, the Unit Lender or the Guarantors under this Agreement and/or the Transaction Documents, or (ii) any change or any development, which, individually or in aggregate, has a Material Adverse Effect or will have a prospective Material Adverse Effect;

8.1.3	Suspension of trading
There shall have occurred a suspension, moratorium or restriction of trading in shares or securities generally on the SGX-ST, The Stock Exchange of Hong Kong Limited, London Stock Exchange plc or the New York Stock Exchange, Inc. or any moratorium on banking activities or foreign exchange rating or securities settlement or clearing services in or affecting Singapore, Hong Kong,

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United Kingdom or the U.S. such as would in their view be likely to prejudice materially the success of the Offering and distribution of the Units, the ability of the Joint Bookrunners and Underwriters to market the Offering and distribute the Offering Units and/or dealings in the Units in the secondary market;

8.1.4	Force majeure
There shall have been, since the date of this Agreement, any change in national or international monetary, financial, political or economic conditions or currency exchange rates or foreign exchange controls or legal or regulatory environment or such other event or series of events in the nature of force majeure (including, without limitation, acts of government, strikes, lock outs, fire, explosion, flooding, civil commotion, acts of war, acts of God, epidemic, accident or interruption or delay in transportation) in or affecting any of Singapore, Hong Kong, the United Kingdom or the U.S. such as would in their view be likely to prejudice materially the success of the Offering and distribution of the Units, the ability of the Joint Bookrunners and Underwriters to market the Offering and distribute the Offering Units and/or dealings in the Units in the secondary market;

8.1.5	Hostilities
Without limiting the foregoing, there shall have occurred any local, national, regional or international outbreak or escalation of epidemics, hostilities (whether or not war is or has been declared), act of terrorism, or any other state of emergency or calamity or crisis, which would in their view be likely to prejudice materially the success of the Offering and distribution of the Units, the ability of the Joint Bookrunners and Underwriters to market the Offering and distribute the Offering Units and/or dealings in the Units in the secondary market;

8.1.6	Taxation
There shall have occurred a material adverse change or development involving a prospective material adverse change, in taxation in Singapore or in the U.S. such as would in their view be likely to prejudice materially the success of the Offering and distribution of the Units, the ability of the Joint Bookrunners and Underwriters to market the Offering and distribute the Offering Units and/or dealings in the Units in the secondary market;

8.1.7	Change
If there shall have been, since the date of this Agreement, any introduction or prospective introduction of or any change or any prospective change in any legislation, regulation, order, policy, rule, guideline or directive in Singapore, Hong Kong, the United Kingdom or the U.S. (whether or not having the force of law and including, without limitation, any directive or request issued by the Securities Industry Council of Singapore, the SGX-ST, the MAS, the IRAS or the IRS) or in the interpretation or application thereof by any court, government body, regulatory authority or other competent authority in Singapore, Hong Kong, the United Kingdom or the U.S. which would in their view be likely to

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prejudice materially the success of the Offering and distribution of the Units, the ability of the Joint Bookrunners and Underwriters to market the Offering and distribute the Offering Units and/ or dealings in the Units in the secondary market;

8.1.8	Winding up
There is an order or petition for the winding up of any of the Guarantors, or any composition or arrangement made by any of the Guarantors, with any of their respective creditors or a scheme of arrangement entered into by any of the Guarantors, or any resolution for the winding-up of any of the Guarantors, or a provisional liquidator, receiver or manager over all or part of the material assets or undertaking of any of the Guarantors, is appointed or anything analogous thereto occurs in respect of it; or

8.1.9	Closing Date
If the First Closing Date falls on a date later than 22 July 2019 (or such other date as the Manager and the Joint Global Coordinators may agree in writing).

8.2	Effects of termination
Upon such notice being given pursuant to this Clause 8, this Agreement shall terminate and be of no further effect and no party shall be under any liability to any other in respect of this Agreement, except that (i) in the event such termination occurs on or prior to the First Closing Date, the Manager, the Sponsor and the Guarantors shall continue to be bound, by their respective obligations under Clause 6 (other than Clause 6.1), this Clause 8.2, Clause 8.3, Clause 9 and Clause 10.2 to Clause 14, (ii) in the event any such termination occurs after the First Closing Date but prior to the Option Closing Date, the Manager, the Sponsor, the Guarantors and the Joint Bookrunners and Underwriters shall continue to be bound by all of their respective obligations (other than Clause 2.1, Clause 6.1.3 and Clause 6.1.5), and (iii) Clause 9 and Clause 14 shall survive any termination and shall remain in full force and effect.

8.3	Saving
Termination pursuant to this Clause 8 will not affect the liability of the Manager, the Sponsor, the Unit Lender or the Guarantors in relation to any liability arising before or in relation to such termination.

9.	INDEMNIFICATION AND CONTRIBUTION

9.1	Indemnity by the Manager
The Manager on behalf of itself and Prime US REIT agrees with each Joint Bookrunner and Underwriter to fully indemnify, defend and hold harmless on a continuing and after tax basis, each Joint Bookrunner and Underwriter and each of its Affiliates and each officer, director, employee and agent of such Joint Bookrunner and Underwriter and each such Affiliate and each person who controls such Joint Bookrunner and Underwriter within the meaning of section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnified Person") on demand from and against any and all claims, demands, actions, liabilities, damages, losses, costs or expenses,

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investigations, awards, proceedings or judgments, each of which an Indemnified Person may become subject to (collectively, "Claims") (whether or not such Claim is successful, compromised or settled, joint or several, threatened, pending or actual) (including, without limitation, legal fees, all payments, costs, expenses and charges arising out of, in relation to or in connection with the investigation, dispute, defence or settlement of or response to any Claims or the enforcement of any such settlement or any judgment obtained in respect of any Claims) and taxes, each of which an Indemnified Person may become subject to (collectively, "Losses"), arising out of or in connection with:

9.1.1	Performance of the Agreement
The performance of the Joint Bookrunners and Underwriters' obligations under this Agreement or any Claims which may be brought against any of them in relation to the Offering, the Listing or the offer and sale of the Units;

9.1.2	Misstatements
Any statement of a material fact contained in the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) not being, or being alleged not to be, true and accurate and not misleading, in the context of the offering and sale of Units pursuant to the Public Offer and Placement Tranche, is or is alleged to be material for disclosure in the Preliminary Prospectus or the Prospectus (as the case may be);

9.1.3	General Duty of Disclosure
The Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) not containing, or being alleged not to contain, all information about Prime US REIT which is or might be material for disclosure to a potential investor and its professional advisers or which they would reasonably require and reasonably expect to find there for the purpose of making an informed assessment of the merits and risk of an investment in Prime US REIT, including without limitation the assets and liabilities, financial position, profits and losses, prospects, forecast, estimate or expression of opinion, intention or expectation of Prime US REIT and of the rights attached to Prime US REIT's unit capital, issued and to be issued;

9.1.4	Breach of Agreement
Any breach or alleged breach by the Manager, the Sponsor or the Unit Lender of the respective representations, warranties, undertakings, covenants or obligations made by, or relating to, it under this Agreement; or

9.1.5	Failure to comply with law
Any failure or alleged failure by the Manager, the Sponsor or the Unit Lender or any of their respective directors, agents or employees to comply with any law, regulation, order, judgment, in any jurisdiction in relation to the Offering, and agrees to reimburse each such Indemnified Person on a full indemnity basis for all costs, charges and expenses, (including legal fees and any applicable GST or value

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added tax) as incurred by such Indemnified Person in connection with investigating, disputing or defending any such Claims or Losses (whether actual, pending or threatened and whether or not any Indemnified Person is or may be a party to any such Claims) or exercise of any right of action, provided that the indemnity provided in Clause 9.1 (to the extent it relates to the performance of Joint Bookrunners and Underwriters' obligations under this Agreement) shall not apply to the extent that such Claims or Losses have been determined by a final judgment of a court of competent jurisdiction to have resulted from the fraud, wilful default or gross negligence of such Indemnified Person. This indemnity will be additional to any liability which the Manager may otherwise have, and will be additional and without prejudice to any rights which such Indemnified Person may have at common law or otherwise. The non-application of the indemnity to an Indemnified Person shall not affect the application of such indemnity in respect of any other Indemnified Persons.

9.2	Indemnity by the Sponsor
The Sponsor hereby undertakes to each Joint Bookrunner and Underwriter (on behalf of itself and its relevant Indemnified Person):

9.2.1
to fully indemnify, defend and hold harmless on a continuing and after tax basis each Indemnified Person against any and all Losses or Claims joint or several (including legal fees and any applicable GST, value added tax or other similar taxes)) which it may become subject to (whether or not such Claim is successful, compromised or settled, and whether actual, pending or threatened), insofar as such Losses or Claims are based on or arising, or indirectly, out of any breach or alleged breach by the Sponsor of any of the representations, warranties, undertakings or obligations made by, or relating to, it under this Agreement; and

9.2.2
without limiting Clause 9.2.1, to reimburse each Indemnified Person on a full indemnity basis for all costs, charges and expenses, (including legal fees and any applicable GST or value added tax) related to enforcement proceedings incurred by such Indemnified Person in connection with investigating, disputing, defending, settling or responding any such Claims or Losses based on or arising, directly or indirectly, out of any breach or alleged breach by the Sponsor of any of the representations, warranties, undertakings or obligations made by, or relating to, it under this Agreement (whether actual, pending or threatened and whether or not any Indemnified Person is or may be a party to any such Claims) or exercise of any right of action or the enforcement of any such settlement or any judgment obtained in respect of any Claims and Losses.

This indemnity will be additional to any liability which the Sponsor may otherwise have, and will be additional and without prejudice to any rights which such Indemnified Person may have at common law or otherwise. The non-application of the indemnity to an Indemnified Person shall not affect the application of such indemnity in respect of any other Indemnified Persons.

9.3	Back-up indemnity by the Sponsor
As a separate, additional and continuing obligation, the Sponsor undertakes, unconditionally and irrevocably, by way of a full indemnity (by way of a back-up

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indemnity) to the Joint Bookrunner and Underwriters (on behalf of itself and its Indemnified Persons) that:

9.3.1
if the Manager fails to pay any or all amounts owed by it under Clause 9.1 or Clause 9.5 following (i) the date on which such amounts have been declared by a court of competent jurisdiction (without being subject to further appeal) to be due and payable, or (ii) the date on which the Manager has admitted liability in writing to make such payments; or

9.3.2
if the Manager shall have been adjudged by a court of competent jurisdiction to have acted with fraud, gross negligence, wilful default and/or breach of the Trust Deed while acting as manager of Prime US REIT and/or to have failed to have shown the degree of diligence and care required of it having regard to the provisions of the Trust Deed, and thereby having no right to be indemnified out of and to have recourse to the assets of Prime US REIT under the Trust Deed or at law, for the amounts owed by such Manager under Clause 9.1 or Clause 9.5, the Joint Bookrunners and Underwriters (on behalf of themselves and each relevant Indemnified Person) shall be entitled upon written demand to the Sponsor to recover from the Sponsor, and the Sponsor shall thereupon (on a several basis) pay to the Joint Bookrunners and Underwriters an amount equal to half of the Manager's unpaid liability under Clause 9.1 and/or Clause 9.5 plus accrued interest from the date of original demand on the Manager pursuant to Clause 9.1 and/or Clause 9.5 at any applicable judgment rate, including any costs and legal fees incurred by the Joint Bookrunners and Underwriters to collect such amounts.
This indemnity will be additional to any liability which the Sponsor may otherwise have, and will be additional and without prejudice to any rights which such Indemnified Person may have at common law or otherwise.

9.4	Indemnity by the Unit Lender
The Unit Lender undertakes to and agrees with each Joint Bookrunner and Underwriter:

9.4.1
to fully indemnify, defend and hold harmless on a continuing and after tax basis each Indemnified Person against any and all Losses or Claims joint or several (including legal fees and any applicable GST, value added tax or other similar taxes)) which it may become subject to (whether or not such Claim is successful, compromised or settled, and whether actual, pending or threatened), insofar as such Losses or Claims are based on or arising, or indirectly, out of any breach or alleged breach by the Unit Lender of the representations, warranties, undertakings or obligations made by, or relating to, it under this Agreement; and

9.4.2
without limiting Clause 9.4.1, to reimburse each Indemnified Person on a full indemnity basis for all costs, charges and expenses, (including legal fees and any applicable GST or value added tax) related to enforcement proceedings incurred by such Indemnified Person in connection with investigating, disputing, defending, settling or responding any such Claims or Losses based on or arising, directly or indirectly, out of any breach or alleged breach by the Unit Lender of any of the representations, warranties, undertakings or obligations made by, or relating to, it under this Agreement (whether actual, pending or threatened and

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whether or not any Indemnified Person is or may be a party to any such Claims) or exercise of any right of action or the enforcement of any such settlement or any judgment obtained in respect of any Claims and Losses.
This indemnity will be additional to any liability which the Unit Lender may otherwise have, and will be additional and without prejudice to any rights which such Indemnified Person may have at common law or otherwise. The non-application of the indemnity to an Indemnified Person shall not affect the application of such indemnity in respect of any other Indemnified Persons.

9.5	Contribution
If the indemnification provided for in Clause 9.1 (both separately and after taking into account the Sponsor's obligations in Clause 9.3), Clause 9.2 and/or Clause 9.4 is unavailable to or insufficient to hold harmless an Indemnified Person in respect of any Losses or Claims (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses or Claims in such proportion as is appropriate to reflect the relative benefits received by the Manager, the Sponsor or the Unit Lender on the one hand and the Joint Bookrunners and Underwriters on the other from the offering of the Units.
If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Manager, the Sponsor and/or the Unit Lender on the one hand and the Joint Bookrunners and Underwriters on the other in connection with the statements or omissions which resulted in such Losses or Claims (or actions in respect thereof), as well as any other relevant equitable considerations.
The relative benefits received by the Manager, the Sponsor and/or the Unit Lender on the one hand and the Joint Bookrunners and Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the Placement Units and Cornerstone Units subscribed for or purchased under this Agreement (before deducting expenses), bear to the total underwriting discounts and commissions received by the Joint Bookrunners and Underwriters with respect to the Placement Units and Cornerstone Units subscribed for or purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Manager, the Sponsor and the Unit Lender on the one hand or the Joint Bookrunners and Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Manager, the Sponsor, the Unit Lender and the Joint Bookrunners and Underwriters agree that it would not be just and equitable if contributions pursuant to this Clause 9.5 were determined by pro rata allocation (even if the Joint Bookrunners and Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Clause 9.5. The amount paid or payable by an Indemnified Person as a

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result of the Losses or Claims (or actions in respect thereof) referred to above in this Clause 9.5 shall be deemed to include any legal or other expenses incurred by such Indemnified Person in connection with investigating, disputing or defending any such Claims or Losses (whether actual, pending or threatened and whether or not any Indemnified Person is or may be a party to any such Claims).
Notwithstanding the provisions of this Clause 9.5, no Joint Bookrunner and Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by such Joint Bookrunner and Underwriter exceeds the amount of any damages which such Joint Bookrunner and Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Joint Bookrunner and Underwriters' obligations in this Clause 9.5 to contribute are several in proportion to their respective underwriting obligations and not joint.

9.6	Conduct of Claims
If any Claim or action shall be brought or asserted against an Indemnified Person hereunder, and with respect to which an indemnity may be sought hereunder against any of the Manager, the Sponsor or the Unit Lender (as the case may be), the relevant Indemnified Person shall notify the indemnifying party in writing as soon as practicable (but the failure or delay so to notify any indemnifying party will not relieve it from liability under this Clause 9). An indemnifying party may participate at its own expense in the defence of any such action, provided however, that legal advisers to the indemnifying party shall not (except with the consent of the Indemnified Person) also be legal advisers to the Indemnified Person.
No indemnifying party shall, without the prior written consent of the Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any proceeding, commenced or threatened, or any Claim whatsoever in respect of which indemnification may be sought under this Clause 9 (whether or not the Indemnified Persons are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person in form and substance reasonably satisfactory to such Indemnified Party from all liability arising out of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. The rights of the Indemnified Persons herein are in addition to any rights that each Indemnified Person may have at law or otherwise and the obligations of the indemnifying party herein shall be in addition to any liability which the indemnifying parties may otherwise have. The indemnifying party shall be liable for the fees and expenses of any legal advisers (in addition to any local legal advisers) separate from its own legal adviser for any Indemnified Person.

9.7	Arrangement with advisers
If an indemnifying party enters into any agreement or arrangement with any Adviser for the purpose of or in connection with the Offering, the terms of which provide that the liability of the Adviser to the indemnifying party or any other person is excluded or

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limited in any manner, and any of the Indemnified Persons may have joint and/or several liability with such Adviser to the indemnifying party or to any other person arising out of the performance of its duties under this Agreement, the indemnifying party shall:

9.7.1
not be entitled to recover any amount from any Indemnified Person which, in the absence of such exclusion or limitation, the indemnifying party or the Indemnified Person would not have been entitled to recover; and

9.7.2	indemnify the Indemnified Persons in respect of any increased liability to any third party which would not have arisen in the absence of such exclusion or limitation.

9.8	Payments
All payments by the Manager, the Sponsor and/or the Unit Lender under this Agreement shall be paid without deductions, set-off, withholdings or counterclaim.

10.	GENERAL

10.1	Time of the essence
Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

10.2	Survival
The representations and warranties, undertakings, and other obligations made by the parties under this Agreement, the indemnities given by the Manager, the Sponsor and the Unit Lender under this Agreement, and the guarantee by each Guarantor under Clause 14, will continue in full force and effect notwithstanding a Joint Bookrunner and Underwriter's actual or constructive knowledge with respect to any of the matters referred to in the representations and warranties given by the Manager, the Sponsor or the Unit Lender, the completion of the arrangements set out in this Agreement for the subscription, transfer and payment for the Units, any investigation by the Joint Bookrunners and Underwriters or the termination of this Agreement pursuant to Clause 2.1, Clause 7.6 and Clause 8.

10.3	Rights and remedies
The rights and remedies of the Joint Bookrunners and Underwriters provided for herein are cumulative and not exclusive of those provided by law. The failure to exercise or any delay in exercising a right or remedy under this Agreement shall not constitute a waiver thereof or a waiver of any other right or remedy.

10.4	Currency indemnity
If a judgment or order is rendered by a court of any particular jurisdiction for the payment of any amounts owing to any of the parties to this Agreement or under a judgment or order of a court of any other jurisdiction in respect thereof, or for the payment of damages in respect thereof, in each case by any other party to this

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Agreement, and any such judgment or order is expressed in a currency (the "Judgment Currency") other than the currency of the relevant obligation (the "Contractual Currency"), the relevant payor shall indemnify the relevant payee against any deficiency arising or resulting from any variation in rates of exchange between the Judgment Currency and the Contractual Currency occurring between (a) the date as at which any amount expressed in the Contractual Currency is converted, for the purposes of making or filing any claim resulting in any such judgment or order into an equivalent amount in the Judgment Currency or, if such conversion is made by the court for the purpose of making such judgment or order, the date as at which such conversion was made and (b) the date or dates of payment of such amount or of discharge of such first-mentioned judgment or order as appropriate.

10.5	Successors and assigns
This Agreement shall be binding on and enure to the benefit of the parties hereto and their respective successors and assigns except that none of the parties may assign any of their rights or obligations hereunder (except that any Joint Bookrunner and Underwriter may assign any of its rights hereunder to any of its Affiliates but a subscriber or purchaser of any Units through or from a Joint Bookrunner and Underwriter shall not be deemed such a successor or assign by virtue only of that fact).

10.6	Rights of third parties
A person who is not a party to this Agreement, may not enforce its terms under the Contracts (Rights of Third Parties) Act (Chapter 538) of Singapore, except that each non-contracting Indemnified Person referred to in Clause 9 shall have the right under the Contracts (Rights of Third Parties) Act (Chapter 538) of Singapore, to enforce their respective rights under this Agreement as amended from time to time.

10.7	Entire agreement
Without prejudice to:
(a)    the Lock-Up Letters;
(b)    the Repayment Side Letter;
(c)    the Unit Lending Agreement; and
(d)    the notices delivered pursuant to this Agreement,
this Agreement supersedes any prior agreement, understanding or arrangement between the parties to this Agreement (or any of them) in connection with the issuance, subscription and sale of the Units in connection with the Offering and constitutes the sole and entire Agreement between the parties in connection therewith.

10.8	No fiduciary relationship
Each of the Manager, the Sponsor and the Unit Lender acknowledges that

(a)	each of the Joint Bookrunners and Underwriters is acting on an arm's length basis as principal, and not as its agent or adviser, to provide the services

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described herein and owes no fiduciary duties to it or any of its directors or management, employees, shareholders, Affiliates or creditors;

(b)	the Joint Bookrunners and Underwriters are not acting in a fiduciary or advisory capacity with respect to it;

(c)	the Joint Bookrunners and Underwriters are not assuming any duties or obligations other than those expressly set forth in this Agreement and may have interests that differ from its interests; and
(d)    it has consulted its own professional advisers to the extent it deems appropriate.
Further, each of the Manager, the Sponsor and the Unit Lender agrees and acknowledges that it is not the intention of the parties to create a fiduciary relationship between them and that it will not claim that the Joint Bookrunners and Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any of the Manager, the Sponsor or the Unit Lender in connection with the purchase and sale of the securities under this Agreement or the process leading thereto.
In addition, each of the Manager, the Sponsor and the Unit Lender acknowledge and agree that (i) each of Joint Bookrunners and its Affiliates (each, an "Underwriter Group") is engaged in a wide range of financial services and businesses (which may include asset management, corporate banking, financing, non-banking financial company services, securities or derivatives trading and brokerage, insurance, corporate and investment banking and research). In the ordinary course of each Underwriter Group's activities, each Underwriter Group may at any time hold "long" or "short" positions and may trade in or otherwise effect transactions for their own account or accounts of customers in debt or equity securities of any company that may be involved in the Offering. Members of each Underwriter Group and businesses within each Underwriter Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of an Underwriter Group and/or its clients either now have or may in the future have interests, or take actions, that may conflict with the interest of the Manager, Prime US REIT, the Sponsor or the Unit Lender. For example, an Underwriter Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Manager, Prime US REIT, the Sponsor, the Unit Lender or any other entity involved in the offering. Each of the Manager, the Sponsor and the Unit Lender hereby acknowledges and agrees that, by reason of law or duties of confidentiality owed to other persons or the rules of any regulatory authority, the Underwriter Group may be prohibited from disclosing confidential information (or if such disclosure is inappropriate) to the Manager, Prime US REIT, the Sponsor or the Unit Lender, in particular information as to the Joint Bookrunners and Underwriters' possible interests as described herein. Each Underwriter Group shall not restrict its activities as a result of this engagement, and the Underwriter Groups may undertake any business activity without further consultation with, or notification to, the Manager, the Sponsor or the Unit Lender. Neither this Agreement nor the receipt by the Underwriter Groups of confidential information or any other matter shall give rise to any fiduciary, equitable or contractual duties (including any duty of trust or confidence)

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that would prevent or restrict such Underwriter Group from acting on behalf of other customers or for their own accounts or in any other capacity; (ii) members of each Underwriter Group and the Underwriter Group's directors, officers and employees may also at any time invest on a principal basis or manage funds that invest on a principal basis, in debt or equity securities of any company that may be involved in the Offering, or in any currency or commodity that may be involved in the Offering, or in any related derivative instrument. Further, each of the Joint Bookrunners and Underwriters and any of the members of each Underwriter Group may, at any time, engage, in ordinary course, broking activities for any entity that may be involved in the Offering; and (iii) the Underwriter Groups may be representing and/or may have provided financial advisory and financing services for and received compensation from any one or more of the parties which are or may hereafter become involved in this transaction. The Joint Bookrunners and Underwriters and/or any member of their respective Underwriter Group may, in the future, seek to provide financial services to and receive compensation from such parties. None of the relationships described in this Agreement or the services provided by the Joint Bookrunners and Underwriters to the Manager, Prime US REIT, the Sponsor or the Unit Lender or any other matter shall give rise to any fiduciary, equitable or contractual duties (including any duty of confidence) which would preclude or limit in any way the ability of the Joint Bookrunners and Underwriters and/or any member of their respective Underwriter Groups from providing similar services to other customers, or otherwise acting on behalf of other customers or for their own respective accounts. Each of the Manager, the Sponsor and the Unit Lender acknowledge and agree that, by reason of law or duties of confidentiality owed to other persons, or the rules of any regulatory authority, the Joint Bookrunners and Underwriters may be prohibited from disclosing information to the Manager, the Sponsor, the Unit Lender or their respective Affiliates (or such disclosure may be inappropriate), including information as to the Underwriter Group’s possible interests as described in this paragraph and information received pursuant to client relationships.

10.9	Severability
If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement.

11.	NOTICES

11.1	Form
Unless expressly stated otherwise in this Agreement, all notices, certificates, consents, approvals, waivers and other communications in connection with this Agreement must be in writing, signed by an authorised officer of the sender and marked for attention as set out below in Clause 11.2 or, if the recipient has notified otherwise, then marked for attention in the way last notified.

11.2	Delivery
They must be:
(a)    left at the address set out below; or

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(b)    sent by prepaid post (airmail if appropriate) to the address set out below; or
(c)    sent by fax to the fax number set out below,
if to the Manager, to it at:
KBS US Prime Property Management Pte. Ltd.
230 Victoria Street #06-05A
Bugis Junction Towers
Singapore 188024
Fax:    +65 6803 1717
Attention:    Chief Executive Officer I Chief Financial Officer
if to KAP, to it at:
KBS Asia Partners Pte. Ltd.
9 Raffles Place
#26-01 Republic Plaza
Singapore 048619
Attention:    Director
if to PBren Investments, L.P., to it at:
PBren Investments, L.P.
590 Madison Avenue
26th Floor
New York, NY 10022
Phone: 212-644-6662
Fax: 212-644-1372
Attention: Richard Bren
if to Schreiber Real Estate Investments L.P., to it at:
Schreiber Real Estate Investments L.P.
800 Newport Center Drive, Suite 700
Newport Beach
CA 92660
Phone: 949-417-6500
Fax: 949-417-6501
Attention: Charles J. Schreiber, Jr.
if to KBS RA, to it at:
KBS Realty Advisors LLC.
800 Newport Center Drive, Suite 700
Newport Beach
CA 92660

537518-4-8594-v7.4	‑ 96 ‑	17-40684037

Phone: 949-417-6500
Fax: 949-417-6501
Attention: Charles J. Schreiber, Jr.
if to the Unit Lender, to it at:
KBS REIT Properties III, LLC
800 Newport Center Drive, Suite 700
Newport Beach
CA 92660
Phone: 949-417-6500
Fax: 949-417-6501
Attention: Charles J. Schreiber, Jr.
if to DBS, to them at:
DBS Bank Ltd.
12 Marina Boulevard, Level 46
DBS Asia Central@ MBFC Tower 3
Singapore 018982
Fax:    +65 6227 9162
Attention:    Tan Jeh Wuan / Sanjog Kusumwal
if to BAML, to them at
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay #14-01
OUE Bayfront
Singapore 049321
Fax:    +65 6678 0130
Attention:    Martin Siah / Antonio Puna
if to CICC, to them at
China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road #33-01
Singapore 049909
Fax:    +65 6327 1278
Attention:    Lindsay Lin / Ding Peng
if to CS, to them at
Credit Suisse (Singapore) Limited
One Raffles Link #03/#04-01
South Lobby
Singapore 039393

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Fax:    +852 2284 7184
Attention:    Investment Banking & Capital Markets - Legal
if to Maybank, to them at
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
Singapore 059304
Fax:    +65 6636 3549
Attention:    Ms Audrey Lam / Mr Lak Yau Huang
if to OCBC, to them at
Oversea-Chinese Banking Corporation Limited
63 Chulia Street #03-03
OCBC Centre East
Singapore 049514
Fax:    +65 6532 2935
Attention:    Andrew Teo / Allen Cheong
However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

11.3	Effectiveness
Every notice or communication sent in accordance with Clause 11.2 shall be effective upon receipt by the addressee, except in the case of any notice or communication sent by fax, which shall be effective upon despatch by the sender.

12.	LAW AND JURISDICTION

12.1	Governing law
This Agreement and all matters arising from or connected with it are governed by, and shall be construed in accordance with, Singapore law.

12.2	Jurisdiction of Singapore courts
All the parties agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this Agreement or otherwise arising in connection with this Agreement and for such purposes irrevocably submit to the jurisdiction of the Singapore courts.

12.3	Serving documents
Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under Clause 11.

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12.4	Appointment of Process Agents

12.4.1
Each Guarantor hereby irrevocably appoints KBS Asia Partners Pte. Ltd. of 9 Raffles Place, #26-01 Republic Plaza, Singapore 048619 as agent to accept service of process in Singapore in any legal action or proceedings arising out of this Agreement, service upon whom will be deemed completed whether or not forwarded to or received by the Guarantors. The Guarantors will inform the Joint Bookrunners and Underwriters, in writing, of any change in the address of the process agent of the Guarantors and such change in address will not be effective until such notice is received by the Joint Bookrunners and Underwriters. Such service will be deemed to be completed on delivery to the process agent (whether or not it is forwarded to and received by the Guarantors). If such process agent ceases to be able to act as such or to have an address in Singapore, each Guarantor irrevocably agrees to immediately appoint a new process agent in Singapore acceptable to the Joint Bookrunners and Underwriters and to deliver to the Joint Bookrunners and Underwriters within 14 days a copy of a written acceptance of appointment by the process agent.]

12.4.2	Nothing in this Clause 12.4 will affect the right of the parties hereto to serve process in any other manner permitted by law.

12.5	Waiver of immunity
To the extent that any of the Manager, the Sponsor or the Unit Lender has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Manager, the Sponsor and the Unit Lender hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

13.	COUNTERPARTS
This Agreement may be executed in any number of counterparts each of which when executed and delivered (whether in original, facsimile or electronic mail) shall be an original, but all the counterparts together shall constitute one and the same instrument.

14.	GUARANTEE

14.1	The Guarantee

14.1.1
In consideration of the entry by the Joint Bookrunners and Underwriters into this Agreement, the sufficiency of which is acknowledged, each Guarantor irrevocably and unconditionally, subject to the Limitation Act, Chapter 163 of Singapore:

(a)
guarantees to each Joint Bookrunner and Underwriter as principal obligor, the due and punctual performance and observance by the Sponsor of all of its representations, warranties, obligations and undertakings under this Agreement; and

537518-4-8594-v7.4	‑ 99 ‑	17-40684037

(b)
indemnifies each Joint Bookrunner and Underwriter against all losses, damages, costs and expenses incurred by each Joint Bookrunner and Underwriter arising from the failure by the Sponsor to perform and/or observe any of its representations, warranties, obligations and undertakings under this Agreement.

14.1.2
If the Sponsor fails for any reason whatsoever punctually to pay any amount to any of the Joint Bookrunners and Underwriters under this Agreement, the Guarantors shall cause each and every such payment to be made as if the Guarantors instead of the Sponsor were expressed to be the primary obligors under this Agreement and not merely as surety (but without affect the nature of the Sponsor obligations) such that the respective Joint Bookrunner and Underwriter shall receive the same amounts as would have been receivable had such payments been made by the Sponsor.

14.1.3
If any payment received by the Sponsor under the provisions of this Agreement shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Sponsor or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantors and this guarantee shall continue to apply as if such payment had at all times remained owing by the Sponsor, provided that the obligations of the Sponsor and/or the Guarantors under this Clause 14 shall, as regards any payments made to the Sponsor which is avoided or set aside, be contingent upon such payment being reimbursed to the Sponsor or other persons entitled through the Sponsor.

14.1.4
Each Guarantor hereby agrees that its obligations under this Clause 14 shall be unconditional and that the Guarantors shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Sponsor of, or of any defence or counter-claim whatsoever available to the Sponsor in relation to, its obligations under this Agreement, whether or not any action has been taken to enforce the same or any judgment obtained against the Sponsor, whether or not any of the other provisions of this Agreement have been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Sponsor by any of the Joint Bookrunners and Underwriters, whether or not there have been any dealings or transactions between the Sponsor and any or all of the Joint Bookrunners or Underwriters, whether or not the Sponsor has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Sponsor has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise constitute a legal or equitable discharge of or defence to a guarantor. Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforceability of all or any of the obligations of the Sponsor under this Agreement and this guarantee shall not be discharged nor shall the liability of the Guarantors under this Agreement be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor.

537518-4-8594-v7.4	‑ 100 ‑	17-40684037

14.2	Waiver
Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Sponsor, any right to require a proceeding first against the Sponsor, protest or notice with respect to this Agreement or the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Sponsor under this Agreement, shall not be discharged except by complete performance of the obligations in this Agreement and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantors or otherwise.

14.3	Payment
If any moneys shall be payable by the Guarantors to a Joint Bookrunner and Underwriter under this guarantee, the Guarantors shall not, so long as the same remain unpaid, without prior written consent of the relevant Joint Bookrunner and Underwriter:

14.3.1
in respect of any amounts paid by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation, any other right or remedy which may accrue to it in respect of or as a result of any such payment; or

14.3.2	in respect of any other moneys for the time being due to the Guarantors by the Sponsor, claim payment thereof or exercise any other right or remedy,
(including in either case claiming the benefit of any security or right of set-off or, on the liquidation of the Sponsor, proving in competition with any of the Joint Bookrunners and Underwriters). If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Sponsor, any payment or distribution of assets of the Sponsor of any kind or character, whether in cash, property or securities, shall be received by the Guarantors before payment in full of all amounts payable under this Agreement shall have been made to the relevant Joint Bookrunner and Underwriter, such payment or distribution shall be received by the Guarantors on trust to pay the same over immediately to the relevant Joint Bookrunner and Underwriter for application in or towards the payment of all sums due and unpaid under this Agreement.

14.4	Representations and Warranties of the Guarantors
The Guarantor represents and warrants to and agrees with each Joint Bookrunner and Underwriter as set forth below:

14.4.1
none of the Guarantors is in liquidation in any jurisdiction, nor has any step or action been taken or threatened, nor any resolution passed, nor legal proceedings started or threatened, nor orders made in any jurisdiction, nor any petitions presented, for the winding up or dissolution of any of the Guarantors, or for any of them to enter into any compromise, arrangement, scheme of arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrator, receiver and manager, judicial manager, trustee, provisional supervisor, provisional liquidator, liquidator or similar or analogous officer or

537518-4-8594-v7.4	‑ 101 ‑	17-40684037

equivalent person of any of them or their respective interests, properties, revenues or assets;

14.4.2
Linda Bren is the beneficial owner of a 100% limited partnership interest (the “PBren Interest”) in PBren Investments, L.P., a limited partnership organized and existing under the laws of the State of Delaware. The PBren Interest is 100% (one hundred percent) of the limited partnership interests in PBren Investments, L.P. The legal owner thereof is Richard Bren, Trustee of the Linda Bren 2017 Trust, which trust is revocable, and all of whose property may be withdrawn, by Linda Bren. Richard Bren, as Trustee of the Linda Bren 2017 Trust, is the lawful owner of, and has good and marketable title to 100% of the limited partnership interests in PBren Investments, L.P., free and clear of any and all Encumbrances;

14.4.3
Charles J. Schreiber, Jr is the beneficial owner of a 98.5075% partnership interest (the "Schreiber Interest") in Schreiber Real Estate Investments L.P., a limited partnership organized under the laws of the State of Delaware. The remaining limited partnership interests in the Schreiber Real Estate Investments L.P. are owned by Mr. Schreiber’s adult children. The Schreiber Interest represents 98.5075% of the outstanding partnership interests in Schreiber Real Estate Investments L.P. Charles J. Schreiber, Jr is the lawful owner of, and has good and marketable title to his 98.5075% interests in Schreiber Real Estate Investments L.P., free and clear of any and all Encumbrances; and

14.4.4
each of PBren Investments, L.P. and Schreiber Real Estate Investments L.P. is the legal owner of a 50.0% limited liability company interest (the "KBS RA Interests") in KBS RA, a limited liability company organized and existing under the laws of the State of Delaware. The KBS RA Interests represent 100% (hundred percent) of the outstanding membership interests in KBS RA. PBren Investments, L.P. and Schreiber Real Estate Investments L.P. are the lawful owners of, and have good and marketable title to each of their respective 50% interests in KBS RA, free and clear of any and all Encumbrances.

The representations and warranties of the Guarantors in this Clause 14.4 shall be deemed to be repeated by the Guarantors as of the Execution Time and at all times up to and including each Closing Date (including without limitation, the date of the Repayment Side Letter, the Completion Date and at the time immediately prior to closing on each Closing Date). For the avoidance of doubt, the representations and warranties of the Guarantors in this Clause 14.4 do not, and are not intended to, apply to any period after any Option Closing Date and shall not be construed as covenants that apply after any Option Closing Date.

15.	AMENDMENTS AND VARIATIONS
This Agreement may only be amended or supplemented in writing signed by or on behalf of each of the parties hereto.

537518-4-8594-v7.4	‑ 102 ‑	17-40684037

SCHEDULE 1
THE JOINT BOOKRUNNERS AND UNDERWRITERS
(Clause 2.1)

Joint Bookrunners and Underwriters	Number of Offering Units and Cornerstone Units (Column 1)	Proportion of Over- Allotment Units

DBS Bank Ltd.	242,106,000	-
Merrill Lynch (Singapore) Pte. Ltd.	113,326,000	100%
China International Capital Corporation (Singapore) Pte. Limited	567,000	-
Credit Suisse (Singapore) Limited	36,058,000	-
Maybank Kim Eng Securities Pte. Ltd.	87,570,000	-
Oversea-Chinese Banking Corporation Limited	36,058,000	-
Total	515,685,000	100%

537518-4-8594-v7.4	‑ 103 ‑	17-40684037

SCHEDULE 2
LOCK-UP LETTERS

537518-4-8594-v7.4	‑ 104 ‑	17-40684037

DBS Bank Ltd
12 Marina Boulevard
Level 3, Marina Bay Financial Centre Tower 3
Singapore 018982
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay
#14-01 OUE Bayfront
Singapore 049321
China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road
#33-01 South Lobby
Singapore 049909
Credit Suisse (Singapore) Limited
One Raffles Link
#03/04-01 South Lobby
Singapore 039393
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
#03-01
Singapore 059304
Oversea-Chinese Banking Corporation Limited
63 Chulia Street
#10-00 OCBC Centre East
Singapore 049514
(collectively, the "Joint Bookrunners and Underwriters")
Dear Sirs
Offering Of Units in Prime US REIT

1.
KBS REIT Properties III LLC wishes to restrict its right to deal in the units in Prime US REIT (the "Units") in which it legally and/or beneficially, directly or indirectly owns or will own, on the date of admission (the "Listing Date") of Prime US REIT to the Official List of Singapore Exchange Securities Trading Limited (the "KBS REIT Properties III LLC Lock-up Units"), in accordance with the terms in this letter agreement. Terms used, but not otherwise defined herein, have the meanings ascribed thereto in the final prospectus to be dated on or around 8 July 2019 and to be registered with the Monetary Authority of Singapore in connection with the Offering (the "Prospectus").

2.
In consideration of S$1.00, the receipt and sufficiency of which is hereby acknowledged, KBS REIT Properties III LLC undertakes to the Joint Bookrunners and Underwriters that it will not, subject to the exceptions set out in paragraph 3 below, without the prior written consent of the Joint Bookrunners and Underwriters (such consent not to be

537518-4-8594-v7.4	‑ 105 ‑	17-40684037

unreasonably withheld or delayed) during the period commencing from the date of issuance of the Units until the date falling six months after the Listing Date (both dates inclusive) (the "First Lock-up Period"), directly or indirectly:

(a)
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, hypothecate, grant security over, encumber or otherwise dispose of or transfer, any or all of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(b)
enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(c)	enter into any transaction (including a derivative transaction) or other arrangement with a similar economic effect to the foregoing sub-paragraph (a) or (b);

(d)
deposit any of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units) in any depository receipt facility;

(e)	enter into a transaction which is designed or which may reasonably be expected to result in any of the above; or

(f)	publicly announce any intention to do any of the above,
whether any such transaction described in sub-paragraphs (a) to (e) above is to be settled by delivery of such capital or securities, in cash or otherwise (whether or not such transaction will be completed within or after the First Lock-up Period or the period immediately following the First Lock-up Period until the date falling 12 months after the Listing Date (the "Second Lock-up Period"), and the same restrictions will apply in respect of its effective interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units (adjusted for any bonus issue or subdivision) during the Second Lock-up Period.

537518-4-8594-v7.4	‑ 106 ‑	17-40684037

3.	The above restrictions in paragraph 2 shall not apply to prohibit KBS REIT Properties III, LLC from being able to:

(a)
create a charge over the KBS REIT Properties III LLC Lock-up Units or otherwise grant of security over or creation of any encumbrance over the KBS REIT Properties III LLC Lock-up Units, provided that such charge, security or encumbrance (i) cannot be enforced over any KBS REIT Properties III LLC Lock-up Units during the First Lock-up Period, and (ii) can only be enforced with respect to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period. The charge, security or encumbrance will only be created if the charge (such as a bank or financial institution) agrees that the charge, security or encumbrance over the KBS REIT Properties III LLC Lock-up Units cannot be enforced over 100.0% of the KBS REIT Properties III LLC Lock-up Unit during the First Lock-up Period and can only be enforced in relation to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period;

(b)
enter into any unit lending agreement with the Joint Bookrunners and Underwriters or any sale or transfer of the KBS REIT Properties III LLC Lock-up Units by KBS REIT Properties III LLC pursuant to the exercise of an over allotment option granted by the Unit Lender to the Joint Bookrunners and Underwriters; and

(c)
transfer the KBS REIT Properties III LLC Lock-up Units to and between KBS REIT Properties III LLC or any direct and indirect wholly-owned subsidiaries of KBS REIT Properties III LLC, provided that KBS REIT Properties III LLC shall, during the First Lock-up Period, maintain a direct or indirect interest in 100.0% of the KBS REIT Properties III LLC Lock-up Units and, during the Second Lock-up Period, maintain a direct or indirect interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units and KBS REIT Properties III LLC has procured that such transferee subsidiaries have executed and delivered to the Joint Bookrunners and Underwriters undertakings to the effect that such transferee subsidiaries will comply with such restrictions so as to enable KBS REIT Properties III LLC to comply with the foregoing restrictions for the unexpired period of the First Lock-up Period and the Second Lock-up Period.

4.
For the avoidance of doubt, any Units returned to KBS REIT Properties III LLC pursuant to any unit lending agreement with the Joint Bookrunners and Underwriters shall be subject to the restrictions set out in this letter agreement as if they were KBS REIT Properties III LLC Lock-up Units.

5.	If, for any reason, the Offering is not completed within six months of the date of the Prospectus, this letter agreement shall be terminated immediately.

537518-4-8594-v7.4	‑ 107 ‑	17-40684037

6.	A person who is not a party to this letter agreement shall have no rights under the Contracts (Rights of Third Parties) Act (Chapter 53B of Singapore) to enforce any term of this letter agreement.

7.
This undertaking is given in favour of the Joint Bookrunners and Underwriters, and accordingly, may be enforced by the Joint Bookrunners and Underwriters. Without prejudice to any other rights or remedies which the Joint Bookrunners and Underwriters may have, we acknowledge and agree that damages may not be an adequate remedy for any breach of this undertaking and the Joint Bookrunners and Underwriters shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this undertaking.

8.	This letter agreement is governed by, and shall be construed in accordance with, the laws of Singapore.

9.
Both parties agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this letter agreement or otherwise arising in connection with this letter agreement.

Yours faithfully,
For and on behalf of KBS REIT Properties III, LLC
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

537518-4-8594-v7.4	‑ 108 ‑	17-40684037

DBS Bank Ltd
12 Marina Boulevard
Level 3, Marina Bay Financial Centre Tower 3
Singapore 018982
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay
#14-01 OUE Bayfront
Singapore 049321
China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road
#33-01 South Lobby
Singapore 049909
Credit Suisse (Singapore) Limited
One Raffles Link
#03/04-01 South Lobby
Singapore 039393
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
#03-01
Singapore 059304
Oversea-Chinese Banking Corporation Limited
63 Chulia Street
#10-00 OCBC Centre East
Singapore 049514
(collectively, the "Joint Bookrunners and Underwriters")
Dear Sirs
Offering Of Units in Prime US REIT

1.
KBS Limited Partnership III ("KBS LP III") wishes to restrict its right to deal in its effective interest in the units in Prime US REIT (the "Units") which KBS REIT Properties III LLC legally and/or beneficially, directly or indirectly owns or will own, on the date of admission (the "Listing Date") of Prime US REIT to the Official List of Singapore Exchange Securities Trading Limited (the "KBS REIT Properties III LLC Lock-up Units"), in accordance with the terms in this letter agreement. Terms used, but not otherwise defined herein, have the meanings ascribed thereto in the final prospectus to be dated on or around 8 July 2019 and to be registered with the Monetary Authority of Singapore in connection with the Offering (the "Prospectus").

2.
In consideration of S$1.00, the receipt and sufficiency of which is hereby acknowledged, KBS LP III undertakes to the Joint Bookrunners and Underwriters that it will not, subject to the exceptions set out in paragraph 3 below, without the prior written consent of the

537518-4-8594-v7.4	‑ 109 ‑	17-40684037

Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed) during the period commencing from the date of issuance of the Units until the date falling six months after the Listing Date (both dates inclusive) (the "First Lock-up Period"), directly or indirectly:

(a)
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, hypothecate, grant security over, encumber or otherwise dispose of or transfer, any or all of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(b)
enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(c)	enter into any transaction (including a derivative transaction) or other arrangement with a similar economic effect to the foregoing sub-paragraph (a) or (b);

(d)
deposit any of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units) in any depository receipt facility;

(e)	enter into a transaction which is designed or which may reasonably be expected to result in any of the above; or

(f)	publicly announce any intention to do any of the above,
whether any such transaction described in sub-paragraphs (a) to (e) above is to be settled by delivery of such capital or securities, in cash or otherwise (whether or not such transaction will be completed within or after the First Lock-up Period or the period immediately following the First Lock-up Period until the date falling 12 months after the Listing Date (the "Second Lock-up Period"), and the same restrictions will apply in respect of its effective interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units (adjusted for any bonus issue or subdivision) during the Second Lock-up Period.

3.	The above restrictions in paragraph 2 shall not apply to prohibit:

(a)	KBS LP III from being able to create a charge over the KBS REIT Properties III

537518-4-8594-v7.4	‑ 110 ‑	17-40684037

LLC Lock-up Units or otherwise grant of security over or creation of any encumbrance over the KBS REIT Properties III LLC Lock-up Units, provided that such charge, security or encumbrance (i) cannot be enforced over any KBS REIT Properties III LLC Lock-up Units during the First Lock-up Period, and (ii) can only be enforced with respect to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period. The charge, security or encumbrance will only be created if the charge (such as a bank or financial institution) agrees that the charge, security or encumbrance over the KBS REIT Properties III LLC Lock-up Units cannot be enforced over 100.0% of the KBS REIT Properties III LLC Lock-up Unit during the First Lock-up Period and can only be enforced in relation to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period;

(b)
KBS REIT Properties III LLC from entering into any unit lending agreement with the Joint Bookrunners and Underwriters or any sale or transfer of the KBS REIT Properties III LLC Lock-up Units by KBS REIT Properties III LLC pursuant to the exercise of an over-allotment option granted by the Unit Lender to the Joint Bookrunners and Underwriters; and

(c)
KBS LP III from being able to transfer the KBS REIT Properties III LLC Lock-up Units to and between any direct and indirect wholly-owned subsidiaries of KBS LP III, provided that KBS LP III shall, during the First Lock-up Period, maintain a direct or indirect interest in 100.0% of the KBS REIT Properties III LLC Lock-up Units and, during the Second Lock-up Period, maintain a direct or indirect interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units and KBS LP III has procured that such transferee subsidiaries have executed and delivered to the Joint Bookrunners undertakings to the effect that such transferee subsidiaries will comply with such restrictions so as to enable KBS LP III to comply with the foregoing restrictions for the unexpired period of the First Lock-up Period and the Second Lock-up Period.

4.
For the avoidance of doubt, any Units returned to KBS REIT Properties III LLC pursuant to any unit lending agreement with the Joint Bookrunners and Underwriters shall be subject to the restrictions set out in this letter agreement as if they were KBS REIT Properties III LLC Lock-up Units.

5.	If, for any reason, the Offering is not completed within six months of the date of the Prospectus, this letter agreement shall be terminated immediately.

6.	A person who is not a party to this letter agreement shall have no rights under the Contracts (Rights of Third Parties) Act (Chapter 53B of Singapore) to enforce any term of this letter agreement.

537518-4-8594-v7.4	‑ 111 ‑	17-40684037

7.
This undertaking is given in favour of the Joint Bookrunners and Underwriters, and accordingly, may be enforced by the Joint Bookrunners and Underwriters. Without prejudice to any other rights or remedies which the Joint Bookrunners and Underwriters may have, we acknowledge and agree that damages may not be an adequate remedy for any breach of this undertaking and the Joint Bookrunners and Underwriters shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this undertaking.

8.	This letter agreement is governed by, and shall be construed in accordance with, the laws of Singapore.

9.
Both parties agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this letter agreement or otherwise arising in connection with this letter agreement.

Yours faithfully,
For and on behalf of KBS Limited Partnership III
KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

537518-4-8594-v7.4	‑ 112 ‑	17-40684037

DBS Bank Ltd
12 Marina Boulevard
Level 3, Marina Bay Financial Centre Tower 3
Singapore 018982
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay
#14-01 OUE Bayfront
Singapore 049321
China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road
#33-01 South Lobby
Singapore 049909
Credit Suisse (Singapore) Limited
One Raffles Link
#03/04-01 South Lobby
Singapore 039393
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
#03-01
Singapore 059304
Oversea-Chinese Banking Corporation Limited
63 Chulia Street
#10-00 OCBC Centre East
Singapore 049514
(collectively, the "Joint Bookrunners and Underwriters")
Dear Sirs
Offering Of Units in Prime US REIT

1.
KBS REIT Holdings III, LLC ("KBS REIT Holdings III") wishes to restrict its right to deal in its effective interest in the units in Prime US REIT (the "Units") which KBS Real Estate Investment Trust III, Inc. legally and/or beneficially, directly or indirectly owns or will own, on the date of admission (the "Listing Date") of Prime US REIT to the Official List of Singapore Exchange Securities Trading Limited (the "KBS REIT Properties III LLC Lock-up Units"), in accordance with the terms in this letter agreement. Terms used, but not otherwise defined herein, have the meanings ascribed thereto in the final prospectus to be dated on or around 8 July 2019 and to be registered with the Monetary Authority of Singapore in connection with the Offering (the "Prospectus").

537518-4-8594-v7.4	‑ 113 ‑	17-40684037

2.
In consideration of S$1.00, the receipt and sufficiency of which is hereby acknowledged, KBS REIT Holdings III undertakes to the Joint Bookrunners and Underwriters that it will not, subject to the exceptions set out in paragraph 3 below, without the prior written consent of the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed) during the period commencing from the date of issuance of the Units until the date falling six months after the Listing Date (both dates inclusive) (the "First Lock-up Period"), directly or indirectly:

(a)
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, hypothecate, grant security over, encumber or otherwise dispose of or transfer, any or all of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(b)
enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(c)	enter into any transaction (including a derivative transaction) or other arrangement with a similar economic effect to the foregoing sub-paragraph (a) or (b);

(d)
deposit any of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units) in any depository receipt facility;

(e)	enter into a transaction which is designed or which may reasonably be expected to result in any of the above; or

(f)	publicly announce any intention to do any of the above,
whether any such transaction described in sub-paragraphs (a) to (e) above is to be settled by delivery of such capital or securities, in cash or otherwise (whether or not such transaction will be completed within or after the First Lock-up Period or the period immediately following the First Lock-up Period until the date falling 12 months after the Listing Date (the "Second Lock-up Period")), and the same restrictions will apply in respect of its effective interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units (adjusted for any bonus issue or subdivision) during the Second Lock-up Period.

537518-4-8594-v7.4	‑ 114 ‑	17-40684037

3.	The above restrictions in paragraph 2 shall not apply to prohibit:

(a)
KBS REIT Holdings III from being able to create a charge over the KBS REIT Properties III LLC Lock-up Units or otherwise grant of security over or creation of any encumbrance over the KBS REIT Properties III LLC Lock-up Units, provided that such charge, security or encumbrance (i) cannot be enforced over any KBS REIT Properties III LLC Lock-up Units during the First Lock-up Period, and (ii) can only be enforced with respect to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period. The charge, security or encumbrance will only be created if the charge (such as a bank or financial institution) agrees that the charge, security or encumbrance over the KBS REIT Properties III LLC Lock-up Units cannot be enforced over 100.0% of the KBS REIT Properties III LLC Lock-up Unit during the First Lock-up Period and can only be enforced in relation to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period;

(b)
KBS REIT Properties III LLC from entering into any unit lending agreement with the Joint Bookrunners and Underwriters or any sale or transfer of the KBS REIT Properties III LLC Lock-up Units by KBS REIT Properties III LLC pursuant to the exercise of an over-allotment option granted by the Unit Lender to the Joint Bookrunners and Underwriters; and

(c)
KBS REIT Holdings III from being able to transfer the KBS REIT Properties III LLC Lock-up Units to and between any direct and indirect wholly-owned subsidiaries of KBS Limited Partnership III, provided that KBS Limited Partnership III shall, during the First Lock-up Period, maintain a direct or indirect interest in 100.0% of the KBS REIT Properties III LLC Lock-up Units and, during the Second Lock-up Period, maintain a direct or indirect interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units and KBS REIT Holdings III has procured that such transferee subsidiaries have executed and delivered to the Joint Bookrunners undertakings to the effect that such transferee subsidiaries will comply with such restrictions so as to enable KBS REIT Holdings III to comply with the foregoing restrictions for the unexpired period of the First Lock-up Period and the Second Lock-up Period.

4.
For the avoidance of doubt, any Units returned to KBS REIT Properties III LLC pursuant to any unit lending agreement with the Joint Bookrunners and Underwriters shall be subject to the restrictions set out in this letter agreement as if they were KBS REIT Properties III LLC Lock-up Units.

5.	If, for any reason, the Offering is not completed within six months of the date of the Prospectus, this letter agreement shall be terminated immediately.

537518-4-8594-v7.4	‑ 115 ‑	17-40684037

6.	A person who is not a party to this letter agreement shall have no rights under the Contracts (Rights of Third Parties) Act (Chapter 53B of Singapore) to enforce any term of this letter agreement.

7.
This undertaking is given in favour of the Joint Bookrunners and Underwriters, and accordingly, may be enforced by the Joint Bookrunners and Underwriters. Without prejudice to any other rights or remedies which the Joint Bookrunners and Underwriters may have, we acknowledge and agree that damages may not be an adequate remedy for any breach of this undertaking and the Joint Bookrunners and Underwriters shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this undertaking.

8.	This letter agreement is governed by, and shall be construed in accordance with, the laws of Singapore.

9.
Both parties agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this letter agreement or otherwise arising in connection with this letter agreement.

Yours faithfully,
KBS REIT HOLDINGS III LLC,
a Delaware limited liability company

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

537518-4-8594-v7.4	‑ 116 ‑	17-40684037

DBS Bank Ltd
12 Marina Boulevard
Level 3, Marina Bay Financial Centre Tower 3
Singapore 018982
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay
#14-01 OUE Bayfront
Singapore 049321
China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road
#33-01 South Lobby
Singapore 049909
Credit Suisse (Singapore) Limited
One Raffles Link
#03/04-01 South Lobby
Singapore 039393
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
#03-01
Singapore 059304
Oversea-Chinese Banking Corporation Limited
63 Chulia Street
#10-00 OCBC Centre East
Singapore 049514
(collectively, the "Joint Bookrunners and Underwriters")
Dear Sirs
Offering Of Units in Prime US REIT

1.
KBS Real Estate Investment Trust III, Inc. ("KBS REIT III") wishes to restrict its right to deal in the units in Prime US REIT (the "Units") in which it legally and/or beneficially, directly or indirectly owns or will own, on the date of admission (the "Listing Date") of Prime US REIT to the Official List of Singapore Exchange Securities Trading Limited (the "KBS REIT Properties III LLC Lock-up Units"), in accordance with the terms in this letter agreement. Terms used, but not otherwise defined herein, have the meanings ascribed thereto in the final prospectus to be dated on or around 8 July 2019 and to be registered with the Monetary Authority of Singapore in connection with the Offering (the "Prospectus").

2.
In consideration of S$1.00, the receipt and sufficiency of which is hereby acknowledged, KBS REIT III undertakes to the Joint Bookrunners and Underwriters that it will not, subject to the exceptions set out in paragraph 3 below, without the prior written consent

537518-4-8594-v7.4	‑ 117 ‑	17-40684037

of the Joint Bookrunners and Underwriters (such consent not to be unreasonably withheld or delayed) during the period commencing from the date of issuance of the Units until the date falling six months after the Listing Date (both dates inclusive) (the "First Lock-up Period"), directly or indirectly:

(a)
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, hypothecate, grant security over, encumber or otherwise dispose of or transfer, any or all of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(b)
enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units);

(c)	enter into any transaction (including a derivative transaction) or other arrangement with a similar economic effect to the foregoing sub-paragraph (a) or (b);

(d)
deposit any of its effective interest in the KBS REIT Properties III LLC Lock-up Units (including any securities convertible into or exercisable or exchangeable for any KBS REIT Properties III LLC Lock-up Units or which carry rights to subscribe for or purchase any such KBS REIT Properties III LLC Lock-up Units) in any depository receipt facility;

(e)	enter into a transaction which is designed or which may reasonably be expected to result in any of the above; or

(f)	publicly announce any intention to do any of the above,
whether any such transaction described in sub-paragraphs (a) to (e) above is to be settled by delivery of such capital or securities, in cash or otherwise (whether or not such transaction will be completed within or after the First Lock-up Period or the period immediately following the First Lock-up Period until the date falling 12 months after the Listing Date (the "Second Lock-up Period"), and the same restrictions will apply in respect of its effective interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units (adjusted for any bonus issue or subdivision) during the Second Lock-up Period.

537518-4-8594-v7.4	‑ 118 ‑	17-40684037

3.	The above restrictions in paragraph 2 shall not apply to prohibit:

(a)
KBS REIT III from being able to create a charge over the KBS REIT Properties III LLC Lock-up Units or otherwise grant of security over or creation of any encumbrance over the KBS REIT Properties III LLC Lock-up Units, provided that such charge, security or encumbrance (i) cannot be enforced over any KBS REIT Properties III LLC Lock-up Units during the First Lock-up Period, and (ii) can only be enforced with respect to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period. The charge, security or encumbrance will only be created if the charge (such as a bank or financial institution) agrees that the charge, security or encumbrance over the KBS REIT Properties III LLC Lock-up Units cannot be enforced over 100.0% of the KBS REIT Properties III LLC Lock-up Unit during the First Lock-up Period and can only be enforced in relation to 50.0% of the effective interest in the KBS REIT Properties III LLC Lock-up Units during the Second Lock-up Period;

(b)
KBS REIT Properties III LLC from entering into any unit lending agreement with the Joint Bookrunners and Underwriters or any sale or transfer of the KBS REIT Properties III LLC Lock-up Units by KBS REIT Properties III LLC pursuant to the exercise of an over-allotment option granted by the Unit Lender to the Joint Bookrunners and Underwriters; and

(c)
KBS REIT III from being able to transfer the KBS REIT Properties III LLC Lock-up Units to and between any direct and indirect wholly-owned subsidiaries of KBS REIT III, provided that KBS REIT III shall, during the First Lock-up Period, maintain a direct or indirect interest in 100.0% of the KBS REIT Properties III LLC Lock-up Units and, during the Second Lock-up Period, maintain a direct or indirect interest in 50.0% of the KBS REIT Properties III LLC Lock-up Units and KBS REIT III has procured that such transferee subsidiaries have executed and delivered to the Joint Bookrunners and Underwriters undertakings to the effect that such transferee subsidiaries will comply with such restrictions so as to enable KBS REIT III to comply with the foregoing restrictions for the unexpired period of the First Lock-up Period and the Second Lock-up Period.

4.
For the avoidance of doubt, any Units returned to KBS REIT Properties III LLC pursuant to any unit lending agreement with the Joint Bookrunners and Underwriters shall be subject to the restrictions set out in this letter agreement as if they were KBS REIT Properties III LLC Lock-up Units.

5.	If, for any reason, the Offering is not completed within six months of the date of the Prospectus, this letter agreement shall be terminated immediately.

537518-4-8594-v7.4	‑ 119 ‑	17-40684037

6.	A person who is not a party to this letter agreement shall have no rights under the Contracts (Rights of Third Parties) Act (Chapter 53B of Singapore) to enforce any term of this letter agreement.

7.
This undertaking is given in favour of the Joint Bookrunners and Underwriters, and accordingly, may be enforced by the Joint Bookrunners and Underwriters. Without prejudice to any other rights or remedies which the Joint Bookrunners and Underwriters may have, we acknowledge and agree that damages may not be an adequate remedy for any breach of this undertaking and the Joint Bookrunners and Underwriters shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this undertaking.

8.	This letter agreement is governed by, and shall be construed in accordance with, the laws of Singapore.

9.
Both parties agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this letter agreement or otherwise arising in connection with this letter agreement.

Yours faithfully,
For and on behalf of KBS Real Estate Investment Trust III, Inc.
KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

537518-4-8594-v7.4	‑ 120 ‑	17-40684037

IN WITNESS WHEREOF, this Agreement was entered into on the date first stated above.
KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
(acting as Manager on behalf of Prime US REIT and in its own capacity)

By:	/s/ Sandip Talukdar
Name: Sandip Talukdar
Title: Chief Financial Officer

Endeavour – Placement Agreement

KBS ASIA PARTNERS PTE. LTD.

By:	/s/ Charles J. Schreiber, Jr.
Name: Charles J. Schreiber, Jr.
Title: Director

Endeavour – Placement Agreement

KBS REIT PROPERTIES III, LLC
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Endeavour – Placement Agreement

PBren Investments, L.P.

By:	PBren Investments, LLC, as general partner

By:	PBCS Management, LLC, a Manager

By:	/s/Charles J. Schreiber, Jr.
Charles J. Schreiber Jr., Manager

Endeavour – Placement Agreement

Schreiber Real Estate Investments, L.P.

By:	Schreiber Investments, LLC, as general partner

By:	/s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Manager

Endeavour – Placement Agreement

KBS REALTY ADVISORS LLC

By:	Schreiber Real Estate Investments, L.P., a Manager

By:	Schreiber Investments, LLC, as general partner

By:	/s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Manager

Endeavour – Placement Agreement

DBS BANK LTD.

By:	/s/ Tan Jeh Wuan
Name: Tan Jeh Wuan
Title: Managing Director, Head of Capital Markets, Singapore

Endeavour – Placement Agreement

MERRILL LYNCH (SINGAPORE) PTE. LTD.

By:	/s/ Siah Geok Wah
Name: Siah Geok Wah
Title: Managing Director

Endeavour – Placement Agreement

CHINA INTERNATIONAL CAPITAL CORPORATION (SINGAPORE) PTE.
LIMITED

By:	/s/ Lindsey Lin
Name: Lindsay Lin
Title: Managing Director, Head of Southeast Asia, Investment Banking

Endeavour – Placement Agreement

CREDIT SUISSE (SINGAPORE) LIMITED

By:	/s/ Tan Kuan Ern
Name: Tan Kuan Ern
Title: Managing Director

By:	/s/ Adrian Yeo
Name: Adrian Yeo
Title: Director, General Counsel Division

Endeavour – Placement Agreement

MAYBANK KIM ENG SECURITIES PTE. LTD.

By:	/s/ Audrey Lam
Name: Audrey Lam
Title: Investment Banking & Advisory, Singapore

Endeavour – Placement Agreement

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	/s/ David Cheng
Name: David Cheng
Title: Head, Corporate Finance

By:	/s/ Andrew Teo
Name: Andrew Teo
Title: Head, Corporate Finance

Endeavour – Placement Agreement

16 July 2019
DBS Bank Ltd.
12 Marina Boulevard
DBS Asia Central @ Marina Bay Financial Centre Tower 3
Singapore 018982
Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay #14-01
OUE Bay Front
Singapore 049321
Credit Suisse (Singapore) Limited
One Raffles Link #03/#04-01
South Lobby
Singapore 039393
Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road
#03-01
Singapore 059304
Oversea-Chinese Banking Corporation Limited
63 Chulia Street
#10-00
Singapore 049514
Ladies and Gentlemen:
This letter agreement ("Side Letter") is being executed and delivered (a) in connection with that a Singapore Offer Agreement dated 8 July 2019 and a Placement Agreement entered into on the date hereof among KBS US Prime Property Management Pte. Ltd., as the manager of Prime US REIT (the "Manager"), KBS Asia Partners Pte. Ltd. as the Sponsor, KBS Realty Advisors LLC, PBren Investments, L.P. and Schreiber Real Estate Investments, L.P. as the Guarantors, KBS REIT Properties III LLC as a Unit Lender, DBS Bank Ltd., as the Sole Financial Adviser and Issue Manager, Joint Global Coordinator, Joint Bookrunner and Underwriter, Merrill Lynch (Singapore) Pte. Ltd. as Joint Global Coordinator, Joint Bookrunner and Underwriter, and China International Capital Corporation Limited, Credit Suisse (Singapore) Limited, Maybank Kim Eng Securities Pte. Ltd. and Oversea-Chinese Banking Corporation Limited as Joint Bookrunners and Underwriters (collectively, the "Underwriting Agreements") and (b) to confirm certain agreements with respect to the funding of Prime US REIT by each of DBS Bank Ltd. and/or its affiliates ("DBS"), Merrill Lynch (Singapore) Pte. Ltd. and/or its affiliates ("BAML"), Credit Suisse (Singapore) Limited and/or its affiliates ("CS"), Maybank Kim Eng Securities Pte. Ltd. and/or its affiliates ("Maybank") and Oversea-Chinese Banking Corporation Limited and/or its affiliates ("OCBC", and DBS, BAML, CS, Maybank and OCBC, in such capacities, are each an "Advance Funding Party"; and collectively, the "Advance Funding Parties") of all or part of the aggregate amount to be funded to enable DBS Trustee Limited (in its capacity as trustee of Prime US REIT) (the "Trustee") to acquire the Properties on the Completion Date, provided, however, that the portion of such aggregate amount to be funded by the Advance Funding

537518-4-8565-v9.0	‑ 1 ‑	17-40684037

Parties, which shall be no more than US$259,360,239.87 (the "Advance Funding Amount") is agreed (in United States dollars) with the Advance Funding Parties.
All capitalized terms used and not otherwise defined in this Side Letter have the respective meanings ascribed to them in the Underwriting Agreements. Headings and sub-headings are for ease of reference only and shall not affect the construction of this Side Letter, and references to the singular include the plural and vice versa.
In consideration of the agreement by the Advance Funding Parties to fund the Advance Funding Amount in such amount as the Advance Funding Parties may agree, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agree as follows:

1.	Advance Funding

(a)
Funding. DBS, BAML, CS, Maybank and OCBC shall severally (and not jointly or jointly and severally) fund the Advance Funding Amount two business days prior to the Completion Date or such other date as may be agreed by the parties hereto (the "Funding Date"), Singapore time, respectively to the Advance Funding Account in the breakdown set out below:

Joint Bookrunners and Underwriters	Advance Funding Amount (US$)
DBS Bank Ltd.	108,175,733.86
Merrill Lynch (Singapore) Pte. Ltd.	50,635,449.89
Credit Suisse (Singapore) Limited	35,310,943.51
Maybank Kim Eng Securities Pte. Ltd.	49,126,833.10
Oversea-Chinese Banking Corporation Limited	16,111,279.51

(b)
Each of the Manager and DBS Trustee Limited (in its capacity as trustee of Prime US REIT) (the "REIT Trustee"), acknowledges and agrees that (i) it will directly or indirectly benefit from such funding to facilitate the offering of units representing undivided interests in Prime US REIT (the "Offering"), (ii) it has received valuable consideration for executing this Side Letter and (iii) the Advance Funding Parties have informed it that they would not fund the Advance Funding Amount to the REIT Trustee without the execution and delivery of this Side Letter by the REIT Trustee and the Manager. For the purpose of this Side Letter, "Advance Funding Account" shall mean the following non-interest bearing account maintained by the Manager at DBS Bank Ltd. with the following details:

Account name:    Prime USD Unit Issue Account
Account number:    0003-044253-01-2

537518-4-8565-v9.0	‑ 2 ‑	17-40684037

SWIFT Code:    DBSSSGSG
or any other account or accounts domiciled in Singapore designated as the Advance Funding Account by agreement between the Advance Funding Parties.

(c)
Conditions to Funding. The obligation of the Advance Funding Parties to remit the Advance Funding Amount on the Funding Date shall be conditional upon the receipt by each of the Advance Funding Parties of all of the documents and evidence, and satisfaction of all other conditions, set out in Schedule B below (save for any waived by all the Advance Funding Parties).

(d)
Failure to Fully Fund. If any Advanced Funding Party ("Defaulting Funding Party") fails to remit the full amount of its proportion of the Advance Funding Amount to the Advance Funding Account by the Funding Date, then:

(i)	none of the other Advance Funding Parties will be obliged to fund their respective proportion of the Advance Funding Amount;

(ii)
the REIT Trustee and the Manager must immediately on demand from each Advance Funding Party refund to that Advance Funding Party the amount of the Advance Funding Amount which that Advance Funding Party had remitted to the Advance Funding Account under this Clause 1, and DBS Bank Ltd. will (and is hereby irrevocably authorised and directed by the REIT Trustee and the Manager to), as soon as reasonably practicable, deduct the amount of that refund from the Advance Funding Account and remit it to that Advanced Funding Party by wire transfer of immediately available funds (in United States dollars) to the account specified by that Advance Funding Party; and

(iii)
the REIT Trustee must immediately pay to each Advance Funding Party (other than a Defaulting Funding Party) its Advance Funding Fee accrued from the Funding Date up to (but excluding) the date of that Advance Funding Party's receipt of such refund, together with all other sums owing from the REIT Trustee to that Advance Funding Party.

(e)
Unlawfulness of Funding Cancelling Commitments. If, after the date of this Side Letter, it is or will become unlawful or will become unlawful in any jurisdiction for an Advance Funding Party to perform any of its obligations as contemplated by this Side Letter or to fund or maintain its participation in the Advance Funding Amount, no Advance Funding Party shall be obligated to make available its participation in the Advance Funding Amount to the REIT Trustee and (if any part of the Advance Funding Amount has been made available to the REIT Trustee) the Advance Funding Parties may cancel their respective commitments and require immediate repayment of the Advance Funding Amount or such part that has been advanced together with all accrued Advance Funding Fee outstanding and interest due and payable at the Applicable Rate (as defined in Clause 2 below) and any other outstanding sums and, if not repaid by the close of business (in Singapore) on the Business Day (in Singapore) after such amounts first become due, at the Default Rate (as defined in Clause 19 below). An Advance Funding Party must immediately notify all the other Advance Funding Parties and the REIT Trustee if it becomes

537518-4-8565-v9.0	‑ 3 ‑	17-40684037

(f)
aware that it is unlawful in any relevant jurisdiction for that Advance Funding Party to perform any of its obligations under this Side Letter or to fund or maintain its participation in the Advance Funding Amount.

2.	Advance Funding Fees
To compensate the Advance Funding Parties for their agreement to fund the Advance Funding Amount to the REIT Trustee on the Funding Date, the REIT Trustee shall pay to the Advance Funding Parties (to be allocated among the Advance Funding Parties pro rata in accordance with their respective Advance Funding Amounts) a fee (the "Advance Funding Fee") in an amount equal to interest accruing on the Advance Funding Amount from the Funding Date until the date that the Advance Funding Amount has been repaid in full at the Applicable Rate to the Advance Funding Parties. As used herein, the "Applicable Rate" means a rate to be advised by the Advance Funding Parties to the REIT Trustee. The Advance Funding Fee shall be fully-earned and become non-refundable upon payment of the Advance Funding Fee, and shall be due and payable on the date that the Aggregate Advance Funding Obligations (as defined in Clause 3 below) are due and payable.

3.	Obligation to Repay

(a)
Repayment Obligations if Listing Occurs. If the Units in Prime US REIT are listed (the "Listing") on Singapore Exchange Securities Trading Limited (the "SGX-ST") by 2:00 p.m. (Singapore time) on 19 July 2019, or such other date and time as may be agreed by the Advance Funding Parties in their sole discretion (the "Listing Date"), the Aggregate Advance Funding Obligations shall be repayable immediately by the REIT Trustee and the Manager to the Advance Funding Parties pro rata in accordance with their respective Advance Funding Amounts, and the REIT Trustee agrees to cause, and hereby irrevocably authorises and directs, the Manager to set aside a sufficient portion of Listing proceeds to be applied towards repayment of the Aggregate Advance Funding Obligations. The REIT Trustee and the Manager agree that the Advance Funding Parties and/or the Joint Bookrunners and Underwriters may set off the Aggregate Advance Funding Obligations against (and retain, for payment of the Aggregate Advance Funding Obligations, from) the proceeds of the Offering and the Cornerstone Units before remitting any further proceeds to the REIT Trustee, or into the non-interest bearing account opened by the Manager and operated by DBS Bank Ltd. (as the Receiving Bank) and designated as the "PRIME USD Unit Issue Account" solely for the purpose of depositing proceeds from the Offering and the Cornerstone Units (the "Receiving Bank"), pursuant to the terms of the Singapore Offer Agreement and the Placement Agreement, respectively. For the avoidance of doubt, the setting off of the Aggregate Advance Funding Obligations against the proceeds of the Offering and the Cornerstone Units pursuant to this Clause 3(a) shall satisfy the obligations of the REIT Trustee under this Side Letter to repay the Aggregate Advance Funding Obligations, to the extent of the amount so set off and paid to the Advance Funding Parties.

(b)
Repayment Obligation if Listing Does Not Occur. If, for any reason, the Listing does not occur by the Listing Date, then the REIT Trustee shall immediately repay the Aggregate Advance Funding Obligations to the Advance

537518-4-8565-v9.0	‑ 4 ‑	17-40684037

(c)
Funding Parties pro rata in accordance with their respective Advance Funding Amounts and procure the repayment of such amounts in accordance with the terms of the closing escrow agreement to be entered into on or around 17 July 2019 between the relevant parties substantially in the form set out in Schedule C (the “Escrow Agreement”). If, for any reason, the Aggregate Advance Funding Obligations are not repaid in full by the Listing Date, the REIT Trustee agree to repay or procure the repayment to each Advance Funding Party of all that Advance Funding Party's unpaid portions of the Aggregate Advance Funding Obligations by the close of business (in Singapore) on the next Business Day (in Singapore) by wire transfer of immediately available funds (in United States dollars) to the account specified by that Advance Funding Party.

(d)
Overdue Amounts: If the REIT Trustee fails to repay the Aggregate Advance Funding Obligations or any part thereof when due, it shall be liable to pay the Advance Funding Parties interest on such amount at the Default Rate from the due date until the date of repayment of the overdue amount; and the Advance Funding Parties shall be entitled to exercise all remedies available to them at law or in equity and the REIT Trustee shall, in addition to the Advance Funding Amount and the Advance Funding Fee and interest on overdue sums, be obligated to pay all out-of-pocket costs and expenses (including legal fees on the full indemnity basis) incurred by the Advance Funding Parties to enforce such obligations of the REIT Trustee under this Side Letter (the Advance Funding Amounts, Advance Funding Fee and such costs and expenses and all other sums payable by the REIT Trustee are, collectively, the "Aggregate Advance Funding Obligations"). Interest (if unpaid) on any amount (whether overdue or otherwise) will be compounded with that amount at the end of each calendar month but will remain immediately due and payable.

(e)
Time of the Essence. The parties hereto agree that time is of the essence with respect to the funding and repayment of the Advance Funding Amount and the Aggregate Advance Funding Obligations, and the REIT Trustee shall have the responsibility of securing all consents and approvals and taking all necessary steps to ensure that the repayment is made to the relevant parties in United States dollars in the most expeditious manner and in any event no later than the due date required by this Clause 3.

(f)
Pari Passu Payment to the Advance Funding Parties. The parties to this Side Letter agree, and the REIT Trustee undertakes to the Advance Funding Parties that, all payments of the Aggregate Advance Funding Obligations must be made to the Advance Funding Parties on a pari passu basis, proportionate to their respective shares of the Aggregate Advance Funding Obligations,

4.	Manager's Undertaking
In consideration of the Advance Funding Parties funding the Advance Funding Amount, the Manager hereby irrevocably and unconditionally undertakes with the Advance Funding Parties that whenever the REIT Trustee does not pay any interest amounts when due under or in connection with this Side Letter, the Manager must immediately on demand by any Advance Funding Party pay that interest amount to such Advance Funding Party, as if the Manager were the principal obligor in respect of that interest amount, subject to Clause 19 below.

537518-4-8565-v9.0	‑ 5 ‑	17-40684037

5.	Gross-up
All payments made by the REIT Trustee or the Manager under this Side Letter shall be made gross, free of any right of counterclaim or set off and without deduction or withholding of any kind other than any deduction or withholding required by law, provided that if the REIT Trustee or the Manager makes a deduction or withholding required by law, the sum due to the Advance Funding Parties from the REIT Trustee or the Manager shall be increased to the extent necessary to ensure that, after the making of any deduction or withholding, each Advance Funding Party receives a sum equal to the sum it would have received had no deduction or withholding been made. Each Advance Funding Party agrees that all invoices to be issued by it to the REIT Trustee or the Manager in connection with this Side Letter shall be issued by its Singapore office.

6.	Goods and Services Tax ("GST")
Any GST or other levies now or hereafter imposed by law or required to be paid in respect of any moneys payable to or received or receivable by the Advance Funding Parties pursuant to this Side Letter shall (except to the extent prohibited by law) be borne and paid by the REIT Trustee and the Manager (as the case may be).

7.	Indemnity
The REIT Trustee and the Manager jointly and severally agree to indemnify each Advance Funding Party and its Affiliates against any and all losses that it or they may suffer arising out of the funding of any Advance Funding Amount or otherwise in connection with this Side Letter, including, without limitation, the repayment of the Aggregate Advance Funding Obligations, accrued interest, tax imposed on the Advance Funding Parties (including without limitation stamp duty, GST, value added tax and any other applicable tax) and all costs and expenses (including, without limitation, out-of-pocket legal fees and expenses) incurred by the Advance Funding Parties as a result of the delay in the repayment and in seeking a full repayment of the Aggregate Advance Funding Obligations; provided, however, that the REIT Trustee and the Manager shall not be liable to any Advance Funding Party for any losses resulting from the fraud, gross negligence or intentional malfeasance of that Advance Funding Party.

8.	Currency Indemnity
If any sum due from the REIT Trustee or the Manager under this Side Letter (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(a)	making or filing a claim or proof against the REIT Trustee or the Manager; or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the REIT Trustee and the Manager shall, as an independent obligation, within three Business Days of demand in writing, indemnify each Advance Funding Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the

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conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum. The REIT Trustee and the Manager waive any right they may have in any jurisdiction to pay any amount under the Transaction Documents in a currency or currency unit other than that in which it is expressed to be payable.

9.	General Currency Indemnity
The REIT Trustee and the Manager must, as an independent obligation, within three Business Days of demand, indemnify each Advance Funding Party against any loss or liability which that Advance Funding Party incurs as a consequence of that Advance Funding Party receiving an amount in respect of the liability of the REIT Trustee or the Manager under this Side Letter in a currency other than the currency in which the amount is expressed to be payable under this Side Letter.

10.	Obligations Unconditional

(a)
To the fullest extent permitted by applicable law, except as expressly set forth in this Side Letter or as otherwise agreed by all parties in writing, the liability of the REIT Trustee and the Manager hereunder shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, the REIT Trustee or the Manager, including, without limitation:

(i)
any amendment, modification, or extension or termination of either of the Underwriting Agreements or any of the other documents executed in connection therewith (collectively, the "Transaction Documents");

(ii)	any extensions of time for performance, whether in whole or in part, of any obligation given prior to or after default under any of the Transaction Documents;

(iii)	any guarantee, indemnity or other agreement now or hereafter executed by the REIT Trustee, the Manager or any other person and any payment thereunder;

(iv)
any waiver of or assertion or enforcement or failure or refusal to assert or enforce, in whole or in part, any payment of any obligation, claim, cause of action, right or remedy which an Advance Funding Party may, at any time, have under any Transaction Documents or with respect to the REIT Trustee or the Manager;

(v)
any act or thing or omission or delay to do any act or thing which may in any manner or to any extent vary the risk of the REIT Trustee or the Manager or which would otherwise operate as a discharge of the REIT Trustee or the Manager as a matter of law;

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(vi)
the release of any indemnitor or guarantor for the payment of any obligation, whether by operation of law or otherwise (except by reason of the payment in full of such party's obligations under this Side Letter);

(vii)	except in connection with the demand required by Clauses 1(c), 4, 8 or 9 above, the failure to give the REIT Trustee and/or the Manager any notice whatsoever under this Side Letter;

(viii)	any right, power or privilege that an Advance Funding Party may now or hereafter have against the REIT Trustee, the Manager or any other person, entity or collateral;

(ix)
any assignment, conveyance, merger or other transfer, voluntary or involuntary (whether by operation of law or otherwise) of all or any part of the REIT Trustee's and/or the Manager's interests in or rights under the Transaction Documents;

(x)
any assignment, conveyance, merger or other transfer, voluntary or involuntary (whether by operation of law or otherwise), of all or part of the interest or rights of an Advance Funding Party under the Transaction Documents;

(xi)	any accuracy or inaccuracy of any representations or warranties made by any person in any Transaction Documents;

(xii)	any recovery as a result of the exercise of an Advance Funding Party's rights or remedies under any of the Transaction Documents (other than to the extent of such recovery);

(xiii)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(xiv)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the REIT Trustee, the Manager or any other person;

(xv)	any unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or any other document or security;

(xvi)	any insolvency or similar proceedings; or

(xvii)	this Side Letter or any Transaction Document not being executed by or binding upon any other party.

(b)
None of the REIT Trustee's and/or the Manager's obligations to make payment in accordance with this Side Letter nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the

537518-4-8565-v9.0	‑ 8 ‑	17-40684037

liability of the REIT Trustee and/or the Manager or their respective estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable bankruptcy, liquidation, insolvency or similar laws of any applicable jurisdiction or other statute or from the decision of any court interpreting any of the same (collectively, "Insolvency Laws"), and the REIT Trustee and the Manager shall be obligated under this Side Letter as if no such impairment, stay, modification, change, release or limitation had occurred. If any Advance Funding Party shall be obligated by reason of any action under any Insolvency Laws or other legal proceeding to pay or repay to the REIT Trustee and/or the Manager, or to any trustee, receiver or other representative, any amounts previously paid (the "Affected Amounts"), such previous payment shall not be considered as discharging or diminishing the liability of the REIT Trustee and/or the Manager, and their liability to pay those Affected Amounts shall continue or be reinstated as if such previous payment had not been made and the Affected Amounts had instead at all times remained owing by the REIT Trustee and the Manager.

11.	Waiver
Each of the REIT Trustee and the Manager hereby waives (a) presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, (b) the right to require any party to proceed against any collateral or other security now or hereafter held by such party or to pursue any other remedy available to such party, (c) the benefit of or right to assert any statute of limitations affecting liability hereunder or the enforcement thereof to the extent permitted by law, (d) any rights and remedies afforded by applicable law, (e) any defence which may arise by reason of (i) the incapacity, lack of authority, insolvency, liquidation, dissolution, death or disability of, or revocation hereof by, any person or persons, (ii) the failure of any party to file or enforce any claim against the assets or estate (in probate, bankruptcy, liquidation insolvency, or any other proceedings) of the REIT Trustee, the Manager or any other person or persons or (iii) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of the REIT Trustee and/or the Manager against any other person, or against any security resulting from the exercise or election of any remedy or remedies, and (f) all rights and remedies accorded by applicable law to indemnitors or guarantors.

12.	Rights and Remedies
The rights and remedies of the Advance Funding Parties provided for in this Side Letter are cumulative and not exclusive of those provided by law or by any Transaction Documents. The failure to exercise or any delay in exercising a right or remedy under this Side Letter shall not constitute a waiver thereof or a waiver of any other right or remedy.

13.	Successors and Assigns
This Side Letter shall be binding on and enure to the benefit of the parties hereto and their respective successors and assigns except that the REIT Trustee and the Manager may not assign any of their rights or obligations hereunder. References to each of the parties to this Side Letter include their successors and permitted assigns.

537518-4-8565-v9.0	‑ 9 ‑	17-40684037

14.	Rights of Third Parties
A person who is not a party to this Side Letter may not enforce its terms under the Contracts (Rights of Third Parties) Act (Chapter 53B) of Singapore, except that each non-contracting Affiliate referred to in Clause 7 above shall have the right under the Contracts (Rights of Third Parties) Act (Chapter 53B) of Singapore, to enforce their respective rights under this Side Letter as amended from time to time, but notwithstanding any term of this Side Letter, the consent of any person who is not a party to this Side Letter is not required to rescind or vary this Side Letter at any time.

15.	Severability
If any provision of this Side Letter is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed to be included in this Side Letter but without invalidating any of the remaining provisions of this Side Letter.

16.	Notices

(a)
Form. All notices, certificates, consents, approvals, waivers and other communications in connection with this Side Letter must be in writing, signed by an authorised officer of the sender and marked for attention as set out below in Schedule A below (in the case of the REIT Trustee or the Manager), or in clause 11 of the Singapore Offer Agreement and/or clause 11 of the Placement Agreement (in the case of an Advance Funding Party) or, if the addressee has notified the sender otherwise, then marked for attention in the way last notified.

(b)
Delivery. They must be left at or sent by prepaid post to the address of the addressee, as set out in Schedule A below (in the case of the REIT Trustee or the Manager) or clause 11 of the Singapore Offer Agreement and/or clause 11 of the Placement Agreement (in the case of an Advance Funding Party); or such other address notified by the addressee to the sender.

(c)
Effectiveness. Every notice or communication sent in accordance with this Clause 16 shall be effective upon receipt by the addressee, except in the case of any notice or communication sent by fax, which shall be effective upon despatch by the sender.

17.    Amendments
This Side Letter may not be modified or amended or the rights of any party hereunder waived unless such modification, amendment or waiver is effected by a written instrument expressly modifying, amending or waiving this Side Letter or the rights of a party hereunder, which instrument is executed by each party hereto.

17.	Governing Law
This Side Letter and all matters arising from or connected with it are governed by, and shall be construed in accordance with, Singapore law.

18.	Jurisdiction

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(a)
Jurisdiction of Singapore courts. All the parties to this Side Letter agree that the courts of Singapore are to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counter claims) which may arise in connection with the creation, validity, effect, interpretation, or performance of, or of legal relationships established by, this Side Letter or otherwise arising in connection with this Side Letter and for such purposes irrevocably submit to the jurisdiction of the Singapore courts.

(b)
Serving Documents. Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under Clause 16 above.

(c)
Waiver of Immunity. To the extent that the REIT Trustee or the Manager has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of them hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Side Letter.

19.	Payments
All amounts due hereunder shall be paid in United States dollars, and if not paid when due shall bear interest at a rate (the "Default Rate") of 3.2% per annum until such time when all amounts due to the Advance Funding Parties under this Side Letter shall have been fully repaid by the REIT Trustee and/or the Manager to the Advance Funding Parties.

20.	Entire Agreement
The Underwriting Agreements and this Side Letter constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understanding of the parties in connection therewith. In the event of a conflict between the provisions of this Side Letter and either of the Underwriting Agreements, the provisions of this Side Letter shall prevail.

21.	Binding Agreement
The execution and delivery of this Side Letter by each of the parties hereto constitutes the representation that (a) each such party is authorized to execute this Side Letter, and (b) the terms of this Side Letter are binding upon, and in full force and effect against, such party.

22.	Counterparts
This Side Letter may be executed in any number of counterparts each of which when executed and delivered (whether in original, facsimile or electronic mail) shall be an original, but all the counterparts together shall constitute one and the same instrument.

23.	Termination

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In the event that either of the Underwriting Agreements are terminated, this Side Letter shall terminate immediately and:

(i)
if the termination of this Side Letter occurs prior the remittance of the Advance Funding Amount to the Advance Funding Account, any commitment or obligation of the Advance Funding Parties to fund the Advance Funding Amount shall simultaneously terminate without any further action, without prejudice to the obligations of the REIT Trustee and the Manager in this Side Letter, including but not limited to their obligation to repay any Aggregate Advance Funding Obligations immediately to the Advance Funding Parties; or

(ii)
if the termination of this Side Letter occurs after the remittance of the Advance Funding Amount to the Advance Funding Account, the Trustee shall immediately repay the Aggregate Advance Funding Obligations to the Advance Funding Parties pro rata in accordance with their respective Advance Funding Amounts and where applicable, procure the repayment of such amounts in accordance with the terms of the Escrow Agreement entered to be entered into the date hereof between that relevant parties substantially in the form set out in Schedule C.

24.	Several Liabilities and Rights of the Advance Funding Parties
Any provision of this Side Letter which is expressed to bind more than one Advance Funding Party shall bind each of the Advance Funding Parties severally (and not jointly or jointly and severally). For the avoidance of doubt, each Advance Funding Party will be responsible under this Side Letter on a several (and not joint or joint and several) basis only for its own actions and omissions and will not be responsible in any manner for any actions or omissions of the other Advance Funding Parties. Any provision of this Side Letter which is expressed in favour of more than one Advance Funding Party shall be exercisable by each of them severally and shall not be required to be exercised by them jointly or jointly and severally. For the avoidance of doubt, where the right of one Advance Funding Party under this Side Letter is unavailable to such Advance Funding Party due to its own default, fraud or negligence, the corresponding rights of the other Advance Funding Parties will not be affected.

25.	Limitation of Liability of REIT Trustee

(a)
Notwithstanding any provision to the contrary in this Side Letter, the parties hereto agree and acknowledge that DBS Trustee Limited ("DBS Trustee") has entered into this Side Letter in its capacity as trustee of Prime US REIT and not in its personal capacity and all references to the REIT Trustee in this Side Letter shall be construed accordingly. As such, notwithstanding any provision to the contrary in this Side Letter, DBS Trustee has assumed all obligations under this Side Letter in its capacity as trustee of Prime US REIT and not in its personal capacity and any liability of or indemnity, covenant, undertaking, representation and/or warranty given by the REIT Trustee under this Side Letter is given by DBS Trustee in its capacity as trustee of Prime US REIT and not in its personal capacity and any power and right conferred on any receiver, attorney, agent and/or delegate is limited to the assets of Prime US REIT over which DBS Trustee in its capacity as trustee of Prime US RIET has recourse and shall not

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extend to DBS Trustee's personal assets or any assets held by DBS Trustee in its capacity as trustee of any other trust. Any obligation, matter, act, action or thing required to be done, performed, or undertaken or any covenant, representation, warranty or undertaking given by the REIT Trustee under this Side Letter shall only be in connection with the matters relating to Prime US REIT and shall not extend to DBS Trustee's obligations in respect of any other trust or real estate investment trust of which it is trustee. The foregoing shall not restrict or prejudice the rights or remedies of the parties under law or equity whether in connection with any gross negligence, fraud or breach of trust of DBS Trustee.

(b)
Notwithstanding any provision to the contrary in this Side Letter, the parties hereby acknowledge and agree that the REIT Trustee's obligations under this Side Letter will be solely the corporate obligations of DBS Trustee and that the parties shall not have any recourse against the shareholders, directors, officers or employees of DBS Trustee for any claims, losses, damages, liabilities or other obligations whatsoever in connection with any of the transactions contemplated by the provisions of this Side Letter. The foregoing shall not restrict or prejudice the rights or remedies of the parties under law or equity whether in connection with any gross negligence, fraud or breach of trust of DBS Trustee.

(c)
For the avoidance of doubt, any legal action or proceedings commenced against the REIT Trustee whether in Singapore or elsewhere pursuant to this Side Letter shall be brought against DBS Trustee in its capacity as the trustee of Prime US REIT and not in its personal capacity. The foregoing shall not restrict or prejudice the rights or remedies of the parties under law or equity whether in connection with any gross negligence, fraud or breach of trust of DBS Trustee.

(d)	This Clause 25 shall survive the termination or rescission of this Side Letter.

(e)
The provisions of this Clause 25 shall apply, mutatis mutandis, to any notice, certificate or other document which the REIT Trustee issues under or pursuant to this Side Letter, as if expressly set out in such notice, certificate or document.

Please confirm your acceptance of this Side Letter and your agreement to the above terms and conditions by signing the signature pages below on a copy of this Side Letter and delivering a copy of the Side Letter signed by you, by email to us (i.e. the REIT Trustee and the Manager) at our email addresses set out in Schedule A below.

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Very truly yours,
DBS TRUSTEE LIMITED
(IN ITS CAPACITY AS TRUSTEE OF PRIME US REIT)

By:	/s/ Joyce Chua /s/ Celine Koh

Name:	Joyce Chua Celine Koh

Title:	Manager, Corporate Trust Manager, Corporate Trust
DBS Trustee Limited    DBS Trustee Limited

Endeavour – Repayment Side Letter

KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
(company registration no. 201825461R)
(IN ITS CAPACITY AS TRUSTEE OF PRIME US REIT)

By:	/s/ Sandip Talukdar

Name:	Sandip Talukdar

Title:	Chief Financial Officer

Endeavour – Repayment Side Letter

Agreed and Accepted:
DBS BANK LTD.

By:	/s/ Tan Jeh Wuan

Name:	Tan Jeh Wuan

Title:	Managing Director, Head of Capital Markets, Singapore

17-40684037

MERRILL LYNCH (SINGAPORE) PTE. LTD.

By:	/s/ Siah Geok Wah

Name:	Siah Geok Wah

Title:	Managing Director

17-40684037

CREDIT SUISSE (SINGAPORE) LIMITED

By:	/s/ Angeline Aw /s/ Adrian Yeo

Name:	Angeline Aw Adrian Yeo

Title:	Manager Director Director
General Counsel Division

Endeavour – Repayment Side Letter                                    17-40684037

MAYBANK KIM ENG SECURITIES PTE. LTD.

By:	/s/ Audrey Lam

Name:	Audrey Lam

Title:	Head
Investment Banking & Advisory, Singapore

Endeavour – Repayment Side Letter                                    17-40684037

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	/s/ David Cheng

Name:	David Cheng

Title:	Head, Corporate Finance

By:	/s/ Andrew Teo

Name:	Andrew Teo

Title:	Head, Singapore Coverage

Endeavour – Repayment Side Letter                                    17-40684037

SCHEDULE B
Conditions Precedent
A.    Corporate documents

1.	A copy of the Constitution of the REIT Trustee, certified as a true copy by its authorised signatory(ies) of the REIT Trustee.

2.	A copy of the Constitution of the Manager, certified as a true copy by a director or the secretary of the Manager.

3.
A copy of the Trust Deed and any agreements, deeds or documents amending, varying or supplementing any term of the Trust Deed, each certified as a true copy by a director or the secretary of the Manager.

4.
A copy of the resolutions of the board of directors of the REIT Trustee authorising specified persons to execute the Transaction Documents to which it is a party, and all notices, authorisations and other documents to be signed by it under or in connection with any Transaction Document, certified as a true copy by its authorised signatories.

5.
A copy of the resolutions of the board of directors of the Manager approving the terms of, the transactions contemplated by and the entry by the REIT Trustee and the Manager into the Transaction Documents to which the REIT Trustee or the Manager (as the case may be) is a party, the issue by the Manager of the Manager's Written Directions (as defined below), and authorising specified persons to execute the Written Directions, the Underwriting Agreements, the Side Letter and all notices, authorisations and other documents to be signed by it under or in connection with any Transaction Documents, and, in each case, the transactions contemplated thereunder, certified as a true copy by its director or secretary.

6.
A copy of the written instructions from the Manager to the REIT Trustee directing the REIT Trustee to borrow the Advance Funding Amount and enter into this Side Letter (and any other Transaction Documents to which it is to be party) (Written Directions).

7.	A specimen of the signature of each person authorised to sign the Side Letter on behalf of the REIT Trustee or the Manager (each, an Authorised Signatory).

8.	A certificate of an Authorised Signatory of the REIT Trustee confirming that:

(a)
borrowing the Advance Funding Amount and its execution and performance of the Transaction Documents to which it is a party would not cause any borrowing limit binding on it or Prime US REIT to be exceeded or breached or any covenants, obligations or documents by which it or Prime US REIT is bound to be breached;

(b)	none of the charges registered against the REIT Trustee at the Accounting and Corporate Regulatory Authority of Singapore relates to any assets of Prime US REIT; and

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(c)
each copy document relating to it specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Side Letter (or such other date prescribed by the Advance Funding Parties).

9.
A certificate of an Authorised Signatory of the Manager certifying that each copy document relating to it specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Side Letter.

B.    Documents and matters required relating to the IPO

1.	A certificate of an Authorised Signatory of the Manager confirming that:

(a)	the CMS Licence is in full force and effect and has not been amended or revoked and there is no breach of the terms and conditions applicable to the CMS Licence;

(b)	the Tax Rulings have not been withdrawn or materially and adversely amended;

(c)	the SGX-ST Waiver has not been withdrawn or materially and adversely amended;

(d)	the MAS Waiver has not been withdrawn or materially and adversely amended; and

(e)	the authorisation of Prime US REIT as a collective investment scheme by the MAS has not been withdrawn or materially and adversely amended.

2.	The Advance Funding Parties are satisfied that:

(a)
the Underwriting Agreements have been entered into by all parties thereto and has not been terminated, and none of the Advance Funding Parties has given notice to the REIT Trustee that either of the Underwriting Agreements have been breached;

(b)
the receiving bank agreement required relating to the Listing (and any other settlement-related agreements which the Advance Funding Parties have determined are required in connection with the Listing) has/have been entered into between all parties thereto and have not been terminated or breached;

(c)	no circumstances have occurred that would be reasonably likely to prevent the commencement of trading of the Units on the SGX-ST after Listing occurs;

(d)	no circumstances have occurred which indicate that Listing is unlikely to occur by the proposed Listing Date; and

(e)	all of the other conditions set out in in clause 7.3 of the Singapore Offer Agreement and clause 7.3 of the Placement Agreement have been fulfilled.
C.    Legal opinions

3.	A legal opinion addressed to the Advance Funding Parties from Clifford Chance Pte. Ltd. addressing the enforceability of this Side Letter;

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4.
A legal opinion addressed to the Advance Funding Parties from Allen & Gledhill LLP addressing, among others, the due incorporation and authority of the Manager to execute, deliver and perform its obligations under this Side Letter; and

5.
A legal opinion addressed to the Advance Funding Parties from Shook Lin & Bok LLP addressing, among others, the due incorporation and authority of the REIT Trustee to execute, deliver and perform its obligations under this Side Letter, each substantially in the form approved by the Advance Funding Parties and dated on the Funding Date or such other date acceptable to the Advance Funding Parties.
D.    Other documents and evidence
A copy of the escrow agreement substantially in the form set out in Schedule C below and dated on or before the Funding Date.

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SCHEDULE C
FORM OF ESCROW AGREEMENT

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DRAFT
July 12, 2019

FORM OF CLOSING ESCROW AGREEMENT
THIS CLOSING ESCROW AGREEMENT (this “Agreement”) is made and entered into as of this 17th day of July, 2019, by and among those parties identified as the “Seller Parties” on Exhibit A attached hereto (collectively, “Seller”), those parties identified as the “Buyer Parties” on Exhibit A attached hereto (collectively, “Buyer”), PRIME US-LOWER TIER, LLC, a Delaware limited liability company (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent for the lenders (the “Lenders”) party to the Credit Agreement described below (“Administrative Agent”), the investment banks listed on Exhibit B (the “Pre-funding Parties”), COMMONWEALTH LAND TITLE INSURANCE COMPANY, in its capacity as the “Escrow Holder” under the Purchase Agreement (defined below) (“Escrow Holder”), and COMMONWEALTH LAND TITLE INSURANCE COMPANY, in its capacity as “Title Company” under the Purchase Agreement (“Title Company”).
RECITALS
A.Seller and Buyer entered into that certain Portfolio Purchase and Sale Agreement and Escrow Instructions dated as of June 27, 2019 (the “Purchase Agreement”) for the purchase and sale of certain properties located throughout the United States, and more particularly described in the Purchase Agreement (each a “Real Property” and collectively, the “Real Properties”) and as set forth next to each applicable Seller Party’s name on Exhibit A attached hereto. Escrow Holder is the “Escrow Holder” named in the Purchase Agreement. Title Company is the “Title Company” named in the Purchase Agreement. Any capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.
B.The Purchase Agreement was executed in connection with the offering of units (“Units”) in Prime US REIT and listing of the Units on the Singapore Exchange Securities Trading Limited (“SGX”) (the offering and the listing of the Units are referred to as the “IPO”). The IPO is scheduled to occur at 2:00 p.m. (Singapore Time) on July 19, 2019 (which is 11:00 p.m. (Pacific Time) on July 18, 2019) (the “IPO Commencement Time”).
C.Borrower has entered or will be entering into that certain Credit Agreement, dated as of July 18, 2019 (the “Credit Agreement”), among Borrower, Administrative Agent and the Lenders party thereto. Borrower is joining in the execution of this Agreement to signify its agreement to and acceptance of the terms set forth herein, and to authorize Administrative Agent to take all actions and deliver all notices required or permitted to be taken or delivered hereunder.
D.Buyer has advised Seller, Administrative Agent, Pre-funding Parties and Escrow Holder that the “Close of Escrow” (as defined in Section 3.5) and the Closing (as defined in the Credit Agreement) must occur substantially contemporaneously with the IPO Commencement Time. As a result, Seller, Buyer, Borrower, Administrative Agent (on behalf of the Lenders) and each of the Pre-funding Parties need to coordinate the Close of Escrow hereunder and the Closing under the Credit Agreement with the IPO and the requirements and timing thereof, and therefore, desire to establish the specific procedures by which (1) Buyer and Seller will authorize and complete the Close of Escrow pursuant to the Purchase Agreement and (2) Administrative Agent (on behalf of the Lenders), upon the Borrower’s satisfaction of the conditions precedent to the Closing under the Credit Agreement, will authorize and complete the Closing thereunder, so that

DRAFT
July 12, 2019

the Close of Escrow hereunder and the Closing under the Credit Agreement will occur substantially contemporaneously with the IPO Commencement Time. Nothing contained in this Agreement shall obligate Administrative Agent (on behalf of the Lenders) to authorize and complete the Closing unless the conditions to the Closing under the Credit Agreement have been satisfied or will be satisfied upon the Close of Escrow as a result of the transactions provided for in these instructions and the other arrangements with respect to the Closing under the Credit Agreement that are occurring outside of this Agreement (collectively, such arrangements, the “Outside of Escrow Arrangements”).
E.    Seller, Buyer, Borrower, Administrative Agent and Pre-funding Parties desire to set forth the terms and conditions upon which (1) Escrow Holder, as the Escrow Holder under the Purchase Agreement, will be authorized to proceed with the Close of Escrow thereunder and the release of funds to the Borrower in connection with the Closing under the Credit Agreement, and Title Company, as the Title Company under the Purchase Agreement, will issue the Title Insurance Policies to Buyer, all as more particularly set forth in the Purchase Agreement.
F.At the request of the Borrower, provided that the conditions to the Closing under the Credit Agreement have been satisfied or will be satisfied upon the Close of Escrow as a result of the transactions provided for in these instructions and the Outside of Escrow Arrangements, the Lenders plan to remit funds to Administrative Agent representing the initial extensions of credit under the Credit Agreement, and Administrative Agent will remit those funds, less certain possible amounts to be net funded representing certain fees and costs due to Administrative Agent, the joint lead arrangers of the credit facilities under the Credit Agreement or the Lenders (collectively, such net amounts, the “Credit Agreement Funds”), to a separate holding escrow account solely for the benefit of Administrative Agent (on behalf of the Lenders) that Administrative Agent has established or will be establishing with the Escrow Agent (the “Credit Agreement Holding Escrow”) and in which none of the other parties hereto has or shall have any interest. Administrative Agent and the Escrow Holder are parties to separate escrow instructions related to the Credit Agreement Holding Escrow (the “Credit Agreement Holding Escrow Instructions”).
NOW, THEREFORE, in consideration of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:
1.Recitals.    The Recitals above are hereby incorporated as a material part of this Agreement. This Agreement is the Closing Escrow Agreement referred to in the Purchase Agreement.

2.	Procedure for Delivery and Confirmation of Closing Deliverables.
2.1    Delivery of Closing Documents. Prior to 9:00 a.m. Pacific Time on July 17, 2019 (which is 12:00 p.m. Eastern Time on July 17, 2019 and 12:00 a.m. Singapore Time on July 18, 2019) (the “Closing Document Delivery Deadline”), Seller, Buyer, Borrower and Administrative Agent, as applicable, shall cause to be delivered to Escrow Holder all of the documents listed in Exhibit C attached hereto (collectively, the “Closing Documents”) to be held in trust by Escrow Holder pending the Close of Escrow, including without limitation the e recorded with respect to each Real Property executed and acknowledged

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by the applicable party, which are specifically designated on Exhibit C as recordable documents (the “Recordable Documents”). Buyer and Seller agree that the Closing Documents are certain documents required to be delivered by (i) Seller and/or Buyer, as applicable, pursuant to the Purchase Agreement and (ii) any other documents provided by a party hereto to Escrow Holder to be held in escrow pursuant to this Agreement pursuant to separate escrow instruction letters. Escrow Holder shall not be responsible for verifying whether it has received all required Closing Documents and may rely on a statement by the Buyer and Seller or their respective counsel under the Purchase Agreement, or by Administrative Agent or its counsel Morrison & Foerster LLP under the Credit Agreement, that all fully executed, original Closing Documents required to be delivered into this escrow have been delivered to it.
2.2Confirmation of Closing Documents. Upon Escrow Holder’s receipt of all of the fully executed original Closing Documents, if any, Escrow Holder shall immediately notify Seller, Buyer, Borrower, Administrative Agent and the Pre-funding Parties in writing by electronic mail (the “Closing Document Confirmation Notice”). If not all Closing Documents are fully executed and delivered prior to the Closing Document Delivery Deadline, Escrow Holder shall deliver written notice by electronic mail that identifies the Closing Documents that are missing or incomplete (the “Closing Document Deficiency Notice”), which electronic mail shall state that all Closing Documents have not been delivered in accordance with Section 2.1. In each case, Escrow Holder shall deliver a Closing Document Confirmation Notice or a Closing Document Deficiency Notice, as applicable, by 12:00 p.m. Pacific Time on July 17, 2019 (which is 3:00 p.m. Eastern Time on July 17, 2019 and 3:00 a.m. Singapore Time on July 18, 2019). If Escrow Holder delivers a Closing Document Deficiency Notice, but subsequently receives all the Closing Documents, Escrow Holder shall immediately deliver a Closing Document Confirmation Notice. Escrow Holder’s delivery of the Closing Document Confirmation Notice shall constitute Escrow Holder’s confirmation that it has received all Closing Documents, each Closing Document has been executed by the applicable party(ies) thereto, and all exhibits and schedules to each such Closing Document, as applicable, have been attached thereof (or that Escrow Holder has the exhibits and schedules to be attached and has authorization to attach such exhibits or schedules). If no Closing Documents are listed on Exhibit C, the requirements in this Section 2 for the delivery of a Closing Document Confirmation Notice or Closing Document Deficiency Notice shall be inapplicable and, instead, the Buyer and Seller or their respective counsel under the Purchase Agreement, and Administrative Agent or its counsel Morrison & Foerster LLP under the Credit Agreement, shall endeavor to notify each other and the Escrow Agent within the time periods indicated above as to whether they are holding outside of this escrow for delivery upon the Close of Escrow and Closing under the Credit Agreement all documents and items necessary under the Purchase Agreement and Credit Agreement respectively.

2.3	Execution of Closing Statement.
2.3.1    Prior to 7:00 a.m. Pacific Time on July 16, 2019 (which is 10:00 a.m. Eastern Time on July 16, 2019 and 10:00 p.m. Singapore Time on July 16, 2019) (the “Closing Statement Delivery Deadline”), Buyer, Seller, Borrower and Administrative Agent shall approve and execute a master closing settlement statement (the “Closing Statement”) prepared by Escrow Holder shall also certify the approved Closing Statement.

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2.3.2    Administrative Agent’s execution of the Closing Statement is solely for the purposes of confirming that it on behalf of the Lenders authorizes the use of the Credit Agreement Funds in accordance therewith, and Administrative Agent has no responsibility for the accuracy or completeness of the payments pursuant to the Closing Statement or to assure payment of the same. Seller has been and shall remain solely responsible for directing that the Seller charges be paid in accordance with the Closing Statement and for determining the amount of such Seller charges. The Closing Statement shall provide that funds in the Escrow Account other than the Credit Agreement Funds are earmarked to pay the fees and expenses included in the line item for “arranger fees, upfront fees and non-legal expenses of Administrative Agent” on the Closing Statement. Buyer and Seller hereby advise Escrow Holder that a portion of the Purchase Price will not be funded into the Escrow Account because KBS REIT Properties III, LLC will instead be receiving certain Units (the “KBS Units”) as of the Close of Escrow in lieu of cash, which will be reflected in the Closing Statement. As of the date hereof, the estimated amount of the portion of Purchase Price that will be paid in the form of Units is approximately $200,999,919.
2.4    Confirmation of Closing Statement. Upon Escrow Holder’s receipt of a fully executed Closing Statement, Escrow Holder shall immediately notify Seller, Buyer, Borrower, Administrative Agent and the Pre-funding Parties in writing by electronic mail (the “Closing Statement Confirmation Notice”), which electronic mail shall attach a copy of the fully executed Closing Statement. If Escrow Holder has not received a fully executed Closing Statement prior to the Closing Statement Delivery Deadline, Escrow Holder shall deliver written notice by electronic mail (the “Closing Statement Deficiency Notice”). In either case, Escrow Holder shall deliver a Closing Statement Confirmation Notice or a Closing Statement Deficiency Notice, as applicable, by 9:00 a.m. Pacific Time on July 16, 2019 (which is 12:00 p.m. Eastern Time on July 16, 2019 and 12:00 a.m. Singapore Time on July 17, 2019). If Escrow Holder delivers a Closing Statement Deficiency Notice to Buyer, Borrower, Administrative Agent, the Pre-funding Parties and Escrow Holder, but subsequently receives the fully-executed Closing Statement, Escrow Holder shall immediately deliver a Closing Statement Confirmation Notice to such parties.
2.5    Delivery of Closing Funds. At or prior to 9:00 a.m. Pacific time on July 18, 2019 (which is 12:00 p.m. Eastern time on July 18, 2019 and 12:00 a.m. Singapore Time on July 19, 2019), the Buyer (i) [(out of a receiving bank account maintained with ______. in Singapore into which funds advanced by the Pre-funding Parties shall have been deposited)] shall initiate one or more wire transfers to the Escrow Holder in accordance with the wire transfer instructions set forth on Exhibit D, or cause such wire transfer to be initiated, so that the full “prefunding equity amounts” in the aggregate amount set forth in the Closing Statement (the “Pre-funded Equity Funds”) are deposited into a segregated account of Escrow Holder (the “Closing Escrow Account”) and (ii) shall arrange for certain additional funds to be deposited into the Closing Escrow Account representing certain net proceeds from financing (“MetLife Financing Proceeds”) provided by MetLife. Upon receipt of the Closing Statement Confirmation Notice, and provided that Escrow Holder has delivered its Closing Document Confirmation Notice if required, and provided that the conditions to the Closing under the Credit Agreement have been satisfied or will be satisfied upon the Close of Escrow as a result of the transactions provided for in these instructions and the Outside of Escrow Arrangements, Administrative Agent shall request the Lenders to remit their respective shares of the Credit Agreement Funds to it, and following

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receipt thereof, Administrative Agent shall initiate one or more wire transfers, or cause such wire transfers to be initiated, so that the Credit Agreement Funds are deposited into a separate, segregated account of Escrow Holder established for the Credit Agreement Holding Escrow (the “Credit Agreement Holding Escrow Account”) pursuant to the Credit Agreement Holding Escrow Instructions. All Pre-funded Equity Funds and Credit Agreement Funds shall be delivered by wire transfer in current and immediately available funds.
The Pre-funded Equity Funds, the MetLife Financing Proceeds and, if and when released from the Credit Agreement Holding Escrow to the Closing Escrow Account or otherwise authorized to be used on behalf of Administrative Agent for payment of the amounts set forth on the approved Closing Statement pursuant to the Credit Agreement Holding Escrow Instructions, the Credit Agreement Funds (collectively, if and when the Credit Agreement Funds are so released or authorized to be so used, the “Closing Funds”) represent the aggregate closing funds due from Buyer that are necessary for the Close of Escrow as set forth on the approved Closing Statement.
2.6    Confirmation of Closing Funds. Upon Escrow Holder’s receipt of the Pre-funded Equity Funds and the MetLife Financing Proceeds in the Escrow Account and the Credit Agreement Funds in the Credit Agreement Holding Escrow Account, Escrow Holder shall immediately notify Seller, Buyer, Borrower, Administrative Agent and the Pre-funding Parties in writing by electronic mail (the “Closing Funds Confirmation Notice”). If Escrow Holder has not received all such funds by 9:00 a.m. Pacific Time on July 18, 2019 (which is 12:00 p.m. Eastern Time on July 18, 2019 and 12:00 a.m. Singapore Time on July 19, 2019), Escrow Holder shall deliver written notice to such parties by electronic mail (the “Closing Funds Deficiency Notice”). If Escrow Holder delivers a Closing Funds Deficiency Notice, but subsequently receives the Pre-funded Equity Funds and MetLife Financing Proceeds in the Closing Escrow Account and the Credit Agreement Funds in the Credit Agreement Holding Escrow Account as required for the Close of Escrow pursuant to Closing Statement, Escrow Holder shall immediately deliver a Closing Funds Confirmation Notice. Escrow Holder’s delivery of the Closing Funds Confirmation Notice shall constitute Escrow Holder’s irrevocable confirmation and agreement that:
2.6.1Escrow Holder has received all of the Closing Documents, the Closing Statement, and is holding, in the Closing Escrow Account and the Credit Agreement Holding Escrow Account, all Closing Funds that (when the Credit Agreement Funds are released to the Closing Escrow Account or otherwise authorized to be used on behalf of Administrative Agent for payment of the amounts set forth on the approved Closing Statement in accordance with the Credit Agreement Holding Escrow Instructions) are required by this Agreement; and
2.6.2Provided that Escrow Holder is authorized by Administrative Agent to release the Credit Agreement Funds from the Credit Agreement Holding Escrow Account to the Closing Escrow Account or to use such funds for payment of the amounts set forth on the approved Closing Statement, Escrow Holder shall be in a position to satisfy all of the conditions and requirements set forth in this Agreement and any supplemental instruction letter sent to Escrow Holder by Seller, Buyer, Borrower, MetLife, Administrative Agent or any of such party’s respecctive counsel.

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2.7Additional Parties May be Copied on Notices. In light of the need to coordinate the Close of Escrow and the Closing under the Credit Agreement with the IPO, each of Buyer, Borrower, Seller and Administrative Agent shall have the right to request that certain members of their working teams (and of the working team of MetLife), including without limitation, representatives of the Pre-funding Parties and other parties managing and coordinating the IPO, and their respective counsel, be copied on the notices described in this Section 2 and Section 3 below; provided that the requesting party makes such request in writing prior to the Closing Document Delivery Deadline and clearly provides the electronic mail addresses of the parties to be copied in an electronic format.
2.8No Release of Closing Deliverables. Escrow Holder shall hold, and shall not release, any Closing Documents (including specifically the Deeds), any Pre-funded Equity Funds, the MetLife Financing Proceeds or, if and when released from the Credit Agreement Holding Escrow to the Closing Escrow Account or otherwise authorized to be used on behalf of Administrative Agent for payment of the amounts set forth on the approved Closing Statement pursuant to the Credit Agreement Holding Escrow Instructions, any Credit Agreement Funds (sometimes collectively referred to as the “Closing Deliverables”) prior to the Close of Escrow and the Closing under the Credit Agreement or the termination of this Agreement. Buyer, Borrower, Seller and the Pre-funding Parties acknowledge that Escrow Holder will be holding the Credit Agreement Funds in the Credit Agreement Holding Escrow and will be entitled to release such funds into the Closing Escrow Account or otherwise authorize the use of such funds for payment of the amounts set forth on the approved Closing Statement only upon the instruction to do so provided to the Escrow Holder by or on behalf of Administrative Agent or as otherwise provided in Section 3.5 of this Agreement or the Credit Agreement Holding Escrow Instructions, and none of Buyer, Borrower, Seller or any of the Pre-funding Parties has any interest in, or right to provide instructions to Escrow Holder with respect to, the Credit Agreement Holding Escrow.
2.9Agreement of Borrower to Pay Interest and Related Obligations. By their execution hereof and joinder herein, Borrower promises for the benefit of Administrative Agent and the Lenders to pay interest on the Credit Agreement Funds from the time such funds are advanced by the Lenders to Administrative Agent as contemplated hereby, until they are repaid, at the rate provided for in the Credit Agreement, which interest shall be payable in accordance with the Credit Agreement on the first Interest Payment Date, as such term is defined therein (if the Close of Escrow and Closing under the Credit Agreement occur, as more fully provided below) or, upon any termination of this Agreement, on the Termination Date. The amount of interest so due shall be paid to Administrative Agent in accordance with the payment procedures set forth in the Credit Agreement. Borrower’s obligations under this Section 2.9 shall apply regardless of whether the Close of Escrow or Closing occur and shall survive any Termination Date hereunder. Borrower also agrees that its obligations set forth in Article III of the Credit Agreement shall apply to the Credit Agreement Funds (which shall be deemed to be Credit Extensions, as defined in the Credit Agreement), including, without limitation, its obligations under Section 3.05 if the Credit Agreement Funds bear interest at the rate applicable to Eurodollar Loans, as such term is defined in the Credit Agreement.

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3.    Procedure to Authorize the Close of Escrow.
3.1    Seller’s Irrevocable and Unconditional Authorization to Close. Not later than [7:15] p.m. Pacific Time on July 18, 2019 (which is [10:15] p.m. Eastern Time on July 18, 2019 and [10:15] a.m. Singapore Time on July 19, 2019) (the “Final Authorization Time”), (a) Seller shall deliver to Escrow Holder, Buyer, Borrower, Administrative Agent and each Pre-funding Party, by electronic mail, an irrevocable and unconditional authorization to proceed with the Close of Escrow as of 1:59 p.m. Singapore Time on July 19, 2019 (which is 10:59 p.m. Pacific Time on July 18, 2019 and 1:59 a.m. Eastern Time on July 19, 2019) (the “Automatic Time for the Close of Escrow”) pursuant to, and subject to, the terms of the Purchase Agreement and this Agreement (“Seller’s Irrevocable Authorization to Close”) and (b) provided that Seller has delivered Seller’s Irrevocable Authorization to Close in accordance with clause (a) of this Section 3.1 and Buyer has delivered its Buyer’s Authorization to Close (as defined in Section 3.3 below) in accordance with Section 3.3 below and Escrow Holder has delivered its Closing Funds Confirmation Notice, and Administrative Agent has not delivered a written notice prior to [10:00] a.m. Singapore Time on July 19, 2019 (which is [7:00] p.m. Pacific Time on July 18, 2019 and [10:00] p.m. Eastern Time on July 18, 2019) (the “Final Determination Time”) that a Supervening Disqualification Event (as hereinafter defined) has occurred or will occur or that the conditions to the Closing under the Credit Agreement have not been satisfied, fail to remain satisfied or will not be satisfied prior to the Final Determination Time (a “Supervening Event Disqualification Notice”), Administrative Agent shall deliver to Escrow Holder by the Final Authorization Time, by electronic mail, an authorization to proceed with the Close of Escrow as of the Automatic Time for the Close of Escrow which shall be irrevocable and unconditional. Such authorization from Administrative Agent is referred to herein as the “Administrative Agent’s Notice.” The parties agree that upon delivery of the foregoing authorizations, no further action is required from Seller, Buyer, Borrower or Administrative Agent for the Close of Escrow, and that Seller’s authorizations to consummate the Close of Escrow, and Administrative Agent’s authorization to consummate the Closing under the Credit Agreement pursuant to Administrative Agent’s Notice, are irrevocable and unconditional.1
3.2    Supervening Disqualification Event. As used herein, “Supervening Disqualification Event” means any of the following events that exist or will exist at or prior to the Final Determination Time (i) an Event of Default has occurred or would exist, (ii) the issuance by any Governmental Authority of an order to enjoin the funding of the Credit Agreement Funds or the Closing under the Credit Agreement, (iii) the commencement of any action, suit, investigation or proceeding in any court that could reasonably be expected to have a material adverse effect on the Loan Parties or any transaction contemplated by the Credit Agreement or on the ability of the Loan Parties to perform their obligations under the documents to be executed in connection with the Credit Facilities, or (iv) any Loan Party or any other Person purports to revoke, disavow, terminate or rescind, in whole or in part, any Loan Document or other agreement, document, consent, comfort letter, certificate, opinion or other matter delivered to Administrative Agent or its counsel in connection with the Outside of Escrow Arrangements (as such terms “Event of
______________________

[1]	The times for the Automatic Time for the Close of Escrow and the Final Determination Time, and the times indicated in Section 3.3, remain subject to review with local counsel.

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Default,” “Governmental Authority,” “Loan Party” or “Loan Parties,” “Subsidiaries,” “Credit Facilities” and “Person” are defined in the Credit Agreement).
3.3    Buyer’s Revocable and Conditional Authorization to Close. Not later than the Final Authorization Time, Buyer shall deliver to Escrow Holder, Seller, Administrative Agent and Pre-funding Parties by electronic mail an authorization to proceed with the Close of Escrow as of the Automatic Time for the Close of Escrow pursuant to, and subject to, the terms of the Purchase Agreement and this Agreement (“Buyer’s Authorization to Close”). Buyer’s Authorization to Close shall be irrevocable unless:
3.3.1    Buyer or any of the Pre-funding Parties notifies Escrow Holder and Seller by electronic mail prior to [10:30] a.m. Singapore Time on July 19, 2019 (which is [7:30] p.m. Pacific Time on July 18, 2019 and [10:30] p.m. Eastern Time on July 18, 2019) that Buyer or such Pre-funding Party does not believe the IPO will be successful (a “Buyer’s Closing Termination Notice”); or
3.3.2    Buyer or any of the Pre-funding Parties notifies Escrow Holder and Seller by electronic mail prior to Automatic Time for the Close of Escrow that Buyer or the Pre-funding Parties have received written notice from SGX or MAS that the IPO will not be permitted to proceed (a “Regulator’s Closing Termination Notice” and, together with a Buyer’s Closing Termination Notice, a “Closing Termination Notice”), which electronic mail shall include a copy of the applicable notice from SGX or MAS.
Borrower agrees that it shall be irrevocably and unconditionally bound by Buyer’s Authorization to Close as Borrower’s own authorization for the Closing under the Credit Agreement to occur.
3.4Confirmation of Receipt of Closing Authorizations by Escrow Holder. Within five (5) minutes of Escrow Holder’s receipt of all of the Seller’s Irrevocable Authorization to Close, Administrative Agent’s Notice and the Buyer’s Authorization to Close, Escrow Holder shall notify Buyer, Seller, Administrative Agent and the Pre-funding Parties of same by electronic mail. Thereafter, Escrow Holder shall be irrevocably authorized by Seller, Buyer, Borrower, Administrative Agent and the Pre-funding Parties to consummate the Close of Escrow and the Closing under the Credit Agreement as of the Automatic Time for the Close of Escrow unless Buyer or any of the Pre-funding Parties timely delivers a Closing Termination Notice. Buyer’s ‘delivery of Buyer’s Authorization to Close shall constitute Buyer’s irrevocable commitment to issue the KBS Units to which KBS REIT Properties III, LLC is entitled upon the Close of Escrow within one (1) business day following the Close of Escrow.
3.5Confirmation of Close of Escrow. If Escrow Holder has received all of the Seller’s Irrevocable Authorization to Close, Administrative Agent’s Notice and the Buyer’s Authorization to Close, and Buyer or a Pre-funding Party does not timely deliver a Closing Termination Notice within the applicable time periods, then the close of escrow (the “Close of Escrow”) and the Closing under the Credit Agreement shall automatically and irrevocably occur as of Automatic Time for the Close of Escrow without the need for any further authorization or approval of Seller, Buyer, Borrower, Administrative Agent or Prefunding Lenders (oral or written), at which time (i) the funds in the Credit Agreement Holding Escrow Account shall automatically be transferred to the Closing Escrow Account (or, if not so transferred, otherwise

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treated as part thereof, as if they were on deposit in the Closing Escrow Account, and authorized to be used for payment of the amounts set forth on the approved Closing Statement)) for use as part of the Closing Funds hereunder, (ii) the Deeds and other Closing Documents shall be deemed to have been delivered to Buyer, (iii) any closing documents held by the attorneys for the Buyer, Borrower, Seller and Administrative Agent in escrow (or other Outside of Escrow Arrangements) shall automatically and irrevocably be released from such escrow, delivered and effective without the need for any further authorization or approval of any other party, (iv) the Buyer shall be irrevocably committed to issue and deliver the relevant KBS Units to KBS REIT Properties III, LLC in accordance with the Purchase Agreement, and (v) as soon as practicable after the Automatic Time for the Close of Escrow (but within not more than fifteen (15) minutes), Escrow Holder shall notify Buyer, Borrower, Seller and Administrative Agent by electronic mail that the Close of Escrow has occurred.
3.6    Confirmation of Closing Termination. If Escrow Holder has not timely received all of the Seller’s Irrevocable Authorization to Close, Administrative Agent’s Notice and the Buyer’s Authorization to Close, or Buyer or any of the Pre-funding Parties timely delivers a Closing Termination Notice or Administrative Agent timely delivers a Supervening Disqualification Event Notice within the time periods provided herein (the date on which any of the foregoing occurs is referred to herein as the “Termination Date”), then Close of Escrow and the Closing under the Credit Agreement shall not occur, the Purchase Agreement shall terminate, and commencing at 8:30 a.m. Pacific Time (which is 11:00 a.m. Eastern Time and 11:30 p.m. Singapore Time) on the next business day in the United States following the Termination Date, Escrow Holder shall (i) send by overnight delivery each original counterpart of the Closing Documents and the Closing Statement to the parties which delivered the same (or as such parties may direct in writing, which may include the direction that Escrow Holder destroy as opposed to return its original counterparts), (ii) remit the Credit Agreement Funds to Administrative Agent in accordance with the Credit Agreement Holding Escrow Instructions and (iii) remit the Pre-funded Equity Funds by wire transfer to each of the Pre-funding Parties in the respective portions and pursuant to the wire instructions set forth on Exhibit E attached hereto. Escrow Holder’s obligation so to remit such funds to Administrative Agent and the Pre-funding Parties shall be absolute and unconditional, irrespective of any contrary instruction or demand that Escrow Holder may receive from Seller, Buyer, any of the Borrowers or any other person.
4.Release of Closing Documents; Delivery of Closing Funds. As soon as practicable following the Close of Escrow, Escrow Holder and Title Company shall take the following actions in the following order:
4.1Escrow Holder shall deliver to Seller, by wire transfer in immediately available funds, the amounts due to Seller in accordance with the Closing Statement in accordance with the wire instructions provided by the Seller and Buyer to the Escrow Holder but commencing no later than 8:30 a.m. Pacific Time on July 19, 2019 (which is 11:30 a.m. Eastern Time on July 19, 2019 and 11:30 p.m. Singapore Time on July 19, 2019);
4.2Escrow Holder shall deliver to Administrative Agent, to the Pre-funding Parties and to third parties reflected on the Closing Statement, the amounts reflected as being due osing Statement pursuant to the instructions set forth on the Closing

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Statement or otherwise pursuant to instructions, payoff letters, demands, invoices or other communications provided to Escrow Holder by or on behalf of such parties but commencing no later than 8:30 a.m. Pacific Time on July 19, 2019 (which is 11:30 a.m. Eastern Time on July 19, 2019 and 11:30 p.m. Singapore Time on July 19, 2019), with all such wire transfers to be concluded on or before 12:00 p.m Pacific Time on July 19, 2019 (which is 3:00 p.m. Eastern Time on July 19, 2019 and 3:00 a.m. Singapore Time on July 20, 2019);
4.3With respect to all Closing Documents delivered to Escrow Holder, and to the extent necessary, Escrow Holder shall insert into all blanks requiring the insertion of the Close of Escrow the date “July 18, 2019”;
4.4Escrow Holder shall deliver to itself the sums indicated on the Closing Statement as being due to Escrow Holder for title insurance and escrow costs;
4.5Title Company shall submit for recordation each Recordable Document in the official records of the County in which the applicable Real Property is located;
4.6Escrow Holder shall deliver the KBS Unit Transfer Documents (as defined in Exhibit B attached hereto) to Seller;
4.7Escrow Holder shall deliver to Buyer, Seller and Administrative Agent each a copy of all of the Closing Documents and a conformed copy of each Recordable Document; and Title Company shall issue the Title Insurance Policies within five (5) business days after the Close of Escrow.
5.    Irrevocable Agreement to Issue Title Policies. By its execution of this Agreement, Title Company hereby confirms and agrees it is irrevocably committed to issue to Buyer owner’s policies of title insurance showing only those exceptions and including those endorsements shown in the pro forma title policies that Buyer has heretofore approved in writing, as more fully provided in the separate escrow instructions that Buyer has delivered to Title Company. Each of the title insurance policies shall insure that the applicable named fee leaseholder is the owner of good and marketable fee simple title to the subject real property listed therein, as the case may be, subject only to the exceptions shown in the applicable pro forma policy.
6.Nature of Escrow Holder’s Obligations. Escrow Holder shall have no duties or responsibilities except for those specifically set forth in this Agreement, in the Credit Agreement Holding Escrow Instructions which are ministerial in nature. Without limiting the foregoing, Escrow Holder shall have no duties or responsibilities under the Purchase Agreement or Credit Agreement. If in doubt as to its duties and responsibilities under this Agreement, Escrow Holder may consult with counsel of its choice (at Escrow Holder’s sole expense) and shall be protected in any action taken or omitted in accordance with the advice of such counsel.
7.Conflict with Purchase Agreement. If there is any conflict or inconsistency between the terms of this Agreement and the Purchase Agreement, this Agreement shall prevail. If r inconsistency between the terms of this Agreement and the Credit

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Agreement Holding Escrow Instructions, the Credit Agreement Holding Escrow Instructions shall prevail.
8.    Notices. Except for the notices required to be sent by electronic mail in Sections 2 and 3 above, all other notices shall be in writing and shall be sent by electronic mail or nationally recognized overnight courier to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties) of the party for whom such notice or communication is intended:

If to Seller:

c/o KBS Capital Advisors LLC	with a copy to:
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660	KBS Capital Advisors LLC
Attention: Rodney Richerson	800 Newport Center Drive, Suite 700
Telephone No: (949) 417-6515	Newport Beach, CA 92660
Fax No.: (949) 417-6518	Attention: Jim Chiboucas
Telephone No: (949) 417-6555
Fax No.: (949) 417-6523

and to:
KBS Realty Advisors, LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attention: Jeff Waldvogel
Telephone No: (949) 797-0327
Fax No.: (949) 417-6501

and to:
Greenberg Traurig LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: Bruce Fischer
Telephone No: (949) 732-6670
Fax No.: (949) 732-6501

If to Buyer:

KBS US PRIME Property Management Pte. Ltd.	with a copy to:
(as manager of Buyer S-REIT)	KBS Realty Advisors, LLC
1 Raffles Place	800 Newport Center Drive, Suite 700
#40-01 One Raffles Place	Newport Beach, CA 92660
Singapore 048616	Attention: Jeff Waldvogel
Attention: Sandip Talukdar	Telephone No: (949) 797-0327
Telephone No: 65 6422 7996	Fax No.: (949) 417-6501

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Fax No.: 65 6441 5251
and to:
Greenberg Traurig LLP
2375 E. Camelback Road, Suite 700
Phoenix, AZ 85016
Attention: Caroline Pritcher
Telephone No: (602) 445-8261
Fax No.: (602) 445-8100

If to Administrative Agent:

Bank of America, N.A.	with a copy to:
520 Newport Center Drive, Suite 1100	Morrison & Foerster LLP
Newport Beach, CA 92660	707 Wilshire Boulevard
Attn: Kevin McLain	Los Angeles, California 90017
Telephone: 949-287-0461	Attn: Thomas R. Fileti, Esq.
Electronic mail:kevin.mclain@bofa.com	Phone: (213) 892-5276
Electronic mail: tfileti@mofo.com

and to:
Morrison & Foerster LLP
707 Wilshire Boulevard
Los Angeles, California 90017
Attn: Adam N. Hopkins, Esq.
Phone: (213) 892-5276
Electronic mail: ahopkins@mofo.com

If to Pre-funding Parties:

DBS Bank Ltd.
12 Marina Boulevard, Level 46
DBS Asia Central@ MBFC Tower 3
Singapore 018982
Fax: +65 6227 9162
Attention: Tan Jeh Wuan / Sanjog Kusumwal

Merrill Lynch (Singapore) Pte. Ltd.
50 Collyer Quay #14-01
OUE Bayfront
Singapore 049321
Fax: +65 6678 0130
Attention: Martin Siah / Antonio Puna

China International Capital Corporation (Singapore) Pte. Limited
6 Battery Road #33-01

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Singapore 049909
Fax: +65 6327 1278
Attention: Lindsay Lin / Ding Peng

Credit Suisse (Singapore) Limited
One Raffles Link #03/#04-01
South Lobby
Singapore 039393
Fax: +852 2284 7184
Attention: Investment Banking & Capital Markets - Legal

Maybank Kim Eng Securities Pte. Ltd.
50 North Canal Road #03-01
Singapore 059304
Fax: +65 6636 3549
Attention: Ms Audrey Lam / Mr Lak Yau Huang

Oversea-Chinese Banking Corporation Limited
63 Chulia Street #03-03
OCBC Centre East
Singapore 049514
Fax: +65 6532 2935
Attention: Andrew Teo / Allen Cheong

If to Title Company or Escrow Holder:

Commonwealth Land Title Insurance Company
4100 Newport Place Drive, Suite 120
Newport Beach, California 92660
Attention: Joy Eaton
Phone: (949) 724-3145
Fax No.: (949) 271-5762
Electronic mail: joyeaton@ltic.com

Any electronic notice shall be deemed given on the day sent. Any notice sent by nationally recognized overnight courier shall be deemed given one business day following delivery to the overnight courier. For avoidance of doubt, the notices required to be given by Escrow Holder, Seller, Buyer, Borrower, Administrative Agent and the Pre-funding Parties pursuant to Sections 2 and 3 above may only be given by electronic mail and any other form of delivery of any such notices shall not be effective. Specifically, a Closing Termination Notice or Supervening Disqualification Event Notice may only be delivered by electronic mail and if either of such notices are sent to Escrow Holder in an alternative manner (such as by facsimile or overnight delivery) and not electronic mail, Escrow Holder shall not be authorized to accept or follow such notice and shall have no liability for consummating the Close of Escrow notwithstanding such improperly delivered notice.

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July 12, 2019

9.Attorneys’ Fees. Subject to the obligations of the Borrower under Section 10.4 of the Credit Agreement, each party shall be responsible for its own legal fees in preparing and reviewing this Agreement. If there is any legal action or proceeding between the parties arising from or based upon this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and disbursements incurred by the prevailing party in such action or proceeding and in any appeal in connection therewith, and such costs, expenses, attorneys’ fees and disbursements shall be included in and as part of such judgment.
10.Further Assurances. The parties shall execute and deliver such further documents or instruments and take such additional actions as may be reasonably necessary or appropriate to accomplish or further the purposes of this Agreement; provided, however, that no such documents or instruments shall increase any party’s obligations or liabilities, or diminish any party’s rights, under this Agreement. Such documents or instruments shall be on customary forms and contain customary and reasonable terms and conditions.
11.Miscellaneous.
11.1This Agreement shall be binding upon the parties and their respective successors and assigns.
11.2If any provision of this Agreement shall be determined by a court to be invalid or unenforceable for any reason, such invalid or unenforceable provision shall be deleted from this Agreement, and the remaining provisions of this Agreement shall be interpreted and enforced to give effect to the intent of this Agreement as if such invalid or unenforceable provisions had never been contained herein.
11.3This Agreement may not be altered, amended, modified, or waived in any respect unless same shall be in writing and executed by the parties.
11.4THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF CALIFORNIA.
11.5To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Agreement by facsimile, electronic mail or other electronic means shall be binding upon the party so delivering it.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the day and year first above written.
[Signature Pages Follow]

SIGNATURE PAGES FOR BUYER PARTIES
PRIME US-VILLAGE CENTER STATION II, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

1

PRIME US-TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

2

PRIME US-ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

3

PRIME US-222 MAIN, LLC,
a Delaware limited liability company

By:	PRIME US-ACQUISITION I, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

4

PRIME US-171 17TH STREET, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

5

PRIME US-RESTON SQUARE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

6

PRIME US-101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

7

PRIME US-VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

8

PRIME US-PROMENADE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

9

PRIME US-CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

10

PRIME US-TOWER AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	______________________
Charles J. Schreiber, Jr.,
President

11

SIGNATURE PAGES FOR SELLER PARTIES
VILLAGE CENTER STATION II OWNER, LLC,
a Delaware limited liability company

By:	KBSIII VILLAGE CENTER STATION II MEMBER, LLC,
a Delaware limited liability company,
its sole member and manager

By:	KBSIII REIT ACQUISITION XXXII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	______________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

1

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

2

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

3

KBSIII 222 MAIN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

4

KBSIII 171 17TH STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

5

KBSIII RESTON SQUARE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

6

KBSIII 101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

7

KBSIII VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

8

KBSIII PROMENDAGE ONE, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE ONE MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENAGE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

9

KBSIII PROMENADE TWO, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE TWO MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENADE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	_____________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

10

KBSIII CROSSPOINT AT VALLEY FORGE TRUST,
a Delaware Statutory Trust

By:	KBSIII CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSIII REIT ACQUISITION XXVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	______________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

11

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	______________________
Charles J. Schreiber, Jr.,
Chief Executive Officer

12

SIGNATURE PAGE FOR BORROWER
"BORROWER"

PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	_____________________
Charles J. Schreiber, Jr.,
President

1

SIGNATURE PAGE FOR ADMINISTRATIVE AGENT
"ADMINISTRATIVE AGENT"

BANK OF AMERICA, N.A., as
Administrative Agent
By: ____________________________
Name: __________________________
Title: ___________________________

1

SIGNATURE PAGE FOR PRE-FUNDING PARTIES

DBS BANK LTD.

By:	___________________________
Name:
Title:

1

MERRILL LYNCH (SINGAPORE) LTD.

By:	___________________________
Name:
Title:

2

CHINA INTERNATIONAL CAPITAL CORPORATION (SINGAPORE) PTE. LIMITED

By:	___________________________
Name:
Title:

3

CREDIT SUISSE (SINGAPORE) PTE. LIMITED

By:	___________________________
Name:
Title:

4

MAYBANK KIM ENG SECURITIES PTE. LIMITED

By:	___________________________
Name:
Title:

5

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	___________________________
Name:
Title:

By:	___________________________
Name:
Title:

6

SIGNATURE PAGE FOR TITLE COMPANY AND ESCROW HOLDER
"TITLE COMPANY"

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By: ____________________________
Name: __________________________
Title: ___________________________

"ESCROW HOLDER"

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By: ____________________________
Name: __________________________
Title: ___________________________

1

EXHIBIT A

List of Seller Parties, Buyer Parties and Real Properties

	SELLER PARTY	REAL PROPERTY NAME AND ADDRESS	BUYER PARTY
1.	Village Center Station II Owner, LLC, a Delaware limited liability company	Village Center Station II (Charter Communications) 6350 and 6360 South Fiddlers Green Circle Greenwood Village, CO 80111	Prime US-Village Center Station II, LLC, a Delaware limited liability company
2.	KBSIII Tower at Lake Carolyn, LLC, a Delaware limited liability company	Tower At Lake Carolyn (Tower 909) 909 E. Lake Carolyn Parkway, Irving, TX 75039	Prime US-Tower At Lake Carolyn, LLC, a Delaware limited liability company
3.	KBSIII One Washingtonian, LLC, a Delaware limited liability company	One Washingtonian 9801 Washingtonian Boulevard Gaithersburg, MD 20878	Prime US-One Washingtonian, LLC, a Delaware limited liability company
4.	KBSIII 222 Main, LLC, a Delaware limited liability company	222 Main 222 South Main Street, Salt Lake City, UT 84101	Prime US-222 Main, LLC, a Delaware limited liability company
5.	KBSIII 171 17th Street, LLC, a Delaware limited liability company	171 17th Street 171 17th Street NW Atlanta, GA 30363	Prime US-171 17th Street, LLC, a Delaware limited liability company
6.	KBSIII Reston Square, LLC, a Delaware limited liability company	Reston Square 11790 Sunrise Valley Drive Reston, VA 20191	Prime US-Reston Square, LLC, a Delaware limited liability company
7.	KBSIII 101 South Hanley, LLC, a Delaware limited liability company	101 South Hanley 101 South Hanley Clayton, MO 63105	Prime US-101 South Hanley, LLC, a Delaware limited liability company

1

8.	KBSIII Village Center Station, LLC, a Delaware limited liability company	Village Center Station 6380 South Fiddlers Green Circle Greenwood Village, CO 80111	Prime US-Village Center Station, LLC, a Delaware limited liability company
9.	Promenade One KBSIII Promenade One, LLC, a Delaware limited liability company Promenade Two KBSIII Promenade Two, LLC, a Delaware limited liability company	Promenade I & II At Eilan Promenade One 17806 IH-10 W San Antonio, Texas 78257 Promenade Two 17802 IH-10 W San Antonio, Texas 78257	Prime US-Promenade, LLC, a Delaware limited liability company
10.	KBSIII CrossPoint At Valley Forge Trust, a Delaware Statutory Trust	Crosspoint 550 East Swedesford Road Wayne, PA 19087	Prime US-CrossPoint At Valley Forge, LLC, a Delaware limited liability company
11.	KBSIII Towers At Emeryville, LLC, a Delaware limited liability company	Towers At Emeryville – Tower I 1900 Powell Street Emeryville, CA 94608	Prime US-Tower At Emeryville, LLC, a Delaware limited liability company

2

EXHIBIT B
Pre-Funding Parties

DBS BANK LTD.
MERRILL LYNCH (SINGAPORE) PTE. LTD.
CHINA INTERNATIONAL CAPITAL CORPORATION (SINGAPORE) PTE. LIMITED
CREDIT SUISSE (SINGAPORE) LIMITED
MAYBANK KIM ENG SECURITIES PTE. LTD.
OVERSEA-CHINESE BANKING CORPORATION LIMITED

1

EXHIBIT C

List of Closing Documents

GENERAL

The following documents pertaining to the Units to be Acquired by _______________________ (the
"Unit Transfer Document"):

1.	[TBD - to be completed prior to execution]

2.

3.

VILLAGE CENTER STATION II (CHARTER COMMUNICATIONS)
6360 South Fiddlers Green Circle
Greenwood Village, CO

Buyer:	Seller: Village Center Station II Owner, LLC
1.	Special Warranty Deed, executed by Seller.
2.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
3.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
4.	Owner's Affidavit, executed by Seller.
5.	Seller's Reaffirmation, executed by Seller.
6.	Notice to Tenants, executed by Seller and Buyer.
7.	Closing letter, executed by Seller and Buyer.
8.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
9.	DR 1083 – Information With Respect to a Conveyance of Colorado Real Property Interest Form, executed by Seller.
10.	Real Party Transfer Declaration (TD 1000), executed by Seller.

TOWER AT LAKE CAROLYN (TOWER 909)
909 E. Lake Carolyn Parkway
Irving, TX

Buyer:	Seller: KBSIII Tower at Lake Carolyn, LLC
11.	Special Warranty Deed, executed by Seller.
12.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.

1

13.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
14.	Owner's Affidavit, executed by Seller.
15.	Seller's Reaffirmation, executed by Seller.
16.	Notice to Tenants, executed by Seller and Buyer.
17.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.

ONE WASHINGTONIAN
9801 Washingtonian Boulevard
Gaithersburg, MD

Buyer:	Seller: KBSIII One Washington, LLC
18.	Special Warranty Deed, executed by Seller.
19.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
20.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
21.	Owner's Affidavit, executed by Seller.
22.	Seller's Reaffirmation, executed by Seller.
23.	Notice to Tenants, executed by Seller and Buyer.
24.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
25.	WH – AR Form (Certification of Exemption from Withholding Upon Disposition of Maryland Real Estate Affidavit of Residence or Principal Residence), executed by Seller.

222 MAIN
222 South Main Street
Salt Lake City, Utah

Buyer:	Seller: KBSIII 222 Main, LLC
26.	Special Warranty Deed, executed by Seller.
27.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
28.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
29.	Owner's Affidavit, executed by Seller.
30.	Seller's Reaffirmation, executed by Seller.
31.	Notice to Tenants, executed by Seller and Buyer.

2

32.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.

171 17TH STREET
171 17th Street
Atlanta, GA

Buyer:	Seller: KBSIII 171 17th Street, LLC
33.	Limited Warranty Deed, executed by Seller.
34.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
35.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
36.	Owner's Affidavit, executed by Seller.
37.	Seller's Reaffirmation, executed by Seller.
38.	Notice to Tenants, executed by Seller and Buyer.
39.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
40.	Affidavit of Seller's Residence, executed by KBS Real Estate Investment Trust III, Inc.
41.	Seller's Broker Affidavit, executed by Seller.
42.	Buyer's Broker Affidavit, executed by Buyer.

RESTON SQUARE
11790 Sunrise Valley Drive
Reston, VA

Buyer:	Seller: KBSIII Reston Square, LLC
43.	Special Warranty Deed, executed by Seller.
44.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
45.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
46.	Owner's Affidavit, executed by Seller.
47.	Seller's Reaffirmation, executed by Seller.
48.	Notice to Tenants, executed by Seller and Buyer.
49.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
50.	Virginia Department of Taxation Nonresident Real Property Owner Registration (Form R-5), executed by Seller

3

101 SOUTH HANLEY
101 South Hanley
Clayton, MO

Buyer:	Seller: KBSIII 101 South Hanley, LLC
51.	Special Warranty Deed, executed by Seller.
52.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
53.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
54.	Owner's Affidavit, executed by Seller.
55.	Seller's Reaffirmation, executed by Seller.
56.	Notice to Tenants, executed by Seller and Buyer.
5.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
58.	St. Louis County Certificate of Value Form, executed by Buyer.

VILLAGE CENTER STATION
6380 South Fiddlers Green Circle
Greenwood Village, CO

Buyer:	Seller: KBSIII Village Center Station, LLC
59.	Special Warranty Deed, executed by Seller.
60.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
61.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
62.	Owner's Affidavit, executed by Seller.
63.	Seller's Reaffirmation, executed by Seller.
64.	Notice to Tenants, executed by Seller and Buyer.
65.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
66.	DR 1083 – Information With Respect to a Conveyance of Colorado Real Property Interest Form, executed by Seller.
67.	Real Property Transfer Declaration (TD 1000), executed by Seller.

4

PROMENADE I & II EILAN
17806 W. Interstate 10 & 17802 W. Interstate 10
San Antonio, Texas

Buyer:	Seller: KBSIII Promenade One, LLC KBSIII Promenade Two, LLC
68.	Special Warranty Deed, executed by Seller.
69.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
70.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
71.	Owner's Affidavit, executed by Seller.
72.	Seller's Reaffirmation, executed by Seller.
73.	Notice to Tenants, executed by Seller and Buyer.
74.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.

CROSSPOINT
550 East Swedesford Road
Wayne, PA

Buyer:	Seller: KBSIII CrossPoint At Valley Forge Trust
75.	Special Warranty Deed, executed by Seller.
76.	Assignment of Leases and Contracts and Bill of Sale, executed by Seller and Buyer.
77.	FIRPTA Certificate, executed by KBS Real Estate Investment Trust III, Inc.
78.	Owner's Affidavit, executed by Seller.
79.	Seller's Reaffirmation, executed by Seller.
80.	Notice to Tenants, executed by Seller and Buyer.
81.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
82.	Realty Transfer Tax Statement of Value, executed by Seller.
83.	One (1) original Application for Tax Clearance Certificate, executed by Seller.
84.	PA Realty Transfer Tax Statement of Value, executed by Buyer.

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TOWERS AT EMERYVILLE – TOWER I
1900 Powell Street
Emeryville, CA

Buyer:	Seller: KBSIII Towers At Emeryville, LLC
85.	Grant Deed, executed by Seller.
86.	Assignment of Leases and Contracts and Bill of Sale and Post Closing Agreement, executed by Seller and Buyer.
87.	FIRPTA Certificate and California Form 593-C Withholding Exemption Certificate, each executed by KBS Real Estate Investment Trust III, Inc.
88.	Owner's Affidavit, executed by Seller.
89.	Seller's Reaffirmation, executed by Seller.
90.	Notice to Tenants, executed by Seller and Buyer.
91.	Real Estate Reporting Solicitation (Form 1099), executed by Seller.
92.	CA Natural Hazard Disclosure Statement, executed by Seller and Buyer.
93.	California Preliminary Change of Ownership Report, executed by Buyer.

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